                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           IDS Bond Fund, Inc.
                     IDS California Tax-Exempt Trust
                        IDS Discovery Fund, Inc.
                      IDS Equity Select Fund, Inc.
                       IDS Extra Income Fund, Inc.
                      IDS Federal Income Fund, Inc.
                         IDS Global Series, Inc.
                         IDS Growth Fund, Inc.
                   IDS High Yield Tax-Exempt Fund, Inc.
                       IDS International Fund, Inc.
                       IDS Investment Series, Inc.
                    IDS Managed Retirement Fund, Inc.
                   IDS Market Advantage Series, Inc.
                     IDS Money Market Series, Inc.
                     IDS New Dimensions Fund, Inc.
                     IDS Precious Metals Fund, Inc.
                       IDS Progressive Fund, Inc.
                        IDS Selective Fund, Inc.
                  IDS Special Tax-Exempt Series Trust
                         IDS Stock Fund, Inc.
                       IDS Strategy Fund, Inc.
                     IDS Tax-Exempt Bond Fund, Inc.
                      IDS Tax-Free Money Fund, Inc.
                     IDS Utilities Income Fund, Inc.
                   IDS Life Investment Series, Inc.
                     IDS Life Managed Fund, Inc.
                     IDS Life Moneyshare Fund, Inc.
                   IDS Life Special Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

IDS MUTUAL
FUND GROUP
Proxy
Statement
Summary

APRIL 18, 1999

HERE'S A BRIEF OVERVIEW OF SOME OF THE CHANGES BEING RECOMMENDED FOR YOUR IDS MUTUAL FUND OR VARIABLE ANNUITY FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT.

WHY AM I BEING ASKED TO VOTE?

Funds are required to get shareholders' votes for certain kinds of changes, like the ones included in this proxy statement. You have a right to vote on these changes either by mailing your proxy card, calling a toll-free number, or responding by internet.

IS MY VOTE IMPORTANT?

Absolutely! While the Board has reviewed these changes and recommends you approve them, you have the right to voice your opinion. And, your Fund pays for most of the cost of holding a shareholder meeting. Until the Fund is sure that at least half of the shares will vote at the meeting, it will continue to contact shareholders asking them to vote. These efforts cost your Fund money -- so please, vote immediately.

WHAT IS BEING VOTED ON?

At all regular meetings, shareholders elect Board members and ratify the selection of independent auditors. In addition, shareholders at this meeting will vote on proposals to:

/ /  Change the name of the Fund from IDS to AXP

/ /  Add a distribution agreement

/ /  Change the Investment Management Services Agreement

/ /  Change some of the investment policies

Some of these changes affect all Funds, while others affect only certain Funds. Please refer to page 3 of the proxy statement to see what proposals apply to your Fund.

WHAT DO BOARD MEMBERS AND INDEPENDENT AUDITORS DO?

Board members represent the interests of the shareholders and oversee the management of the Fund. Independent auditors review the financial statements prepared for the Fund and give an opinion on whether they present fairly the financial position of the Fund.

WHY CHANGE THE FUND'S NAME FROM IDS TO AXP?

The proposal is to change the name of the Fund to AXP, an abbreviated form of the name of the investment manager, American Express Financial Corporation. For example, IDS New Dimensions Fund will be changed to AXP New Dimensions Fund.

WHAT CHANGES ARE PROPOSED TO DISTRIBUTION ARRANGEMENTS?

The proposal is to change the existing shareholder service agreement to a distribution plan (also known as a 12b-1 plan). Amounts paid under the distribution plan will be used for service and education as well as for advertising materials and programs designed to increase Fund sales. These efforts are anticipated to increase the Fund's assets. If you are an annuity fund shareholder, you are being asked to approve a new distribution plan that will provide additional services and education.

WHAT CHANGES ARE PROPOSED TO THE INVESTMENT MANAGEMENT SERVICES AGREEMENT?

Shareholders of some funds are being asked to vote on changes to the management agreement. These changes reflect the research and portfolio management resources required to manage your Fund and are in line with management fee levels for other mutual funds.

WHAT CHANGES ARE PROPOSED TO FUND POLICIES?

Some policies no longer apply because of changes in the law. Others are being standardized to match the other Funds in the Group. You are being asked to eliminate or modify these policies. This will not change the way the Fund is managed.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board recommends that you vote FOR each proposal.

HOW DO I VOTE?

You can vote in one of four ways:

/1/  BY MAIL with the enclosed
    proxy card

/2/  BY TELEPHONE

/3/  THROUGH THE INTERNET

/4/  IN PERSON at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address. If you own more than one Fund, it is important that you vote for each Fund.

WHO SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at 1-877-830-9300.

                             IDS MUTUAL FUND GROUP
                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268

                   NOTICE OF REGULAR MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 16, 1999

RETAIL FUNDS:
IDS Bond Fund, Inc.
IDS California Tax-Exempt Trust
  - IDS California Tax-Exempt Fund
IDS Discovery Fund, Inc.
IDS Equity Select Fund, Inc.
IDS Extra Income Fund, Inc.
IDS Federal Income Fund, Inc.
IDS Global Series, Inc.
  - IDS Emerging Markets Fund
  - IDS Global Balanced Fund
  - IDS Global Bond Fund
  - IDS Global Growth Fund
IDS Growth Fund, Inc.
  - IDS Growth Fund
  - IDS Research Opportunities Fund
IDS High Yield Tax-Exempt Fund, Inc.
IDS International Fund, Inc.
IDS Investment Series, Inc.
  - IDS Diversified Equity Income Fund
  - IDS Mutual
IDS Managed Retirement Fund, Inc.
  - IDS Managed Allocation Fund
IDS Market Advantage Series, Inc.
  - IDS Blue Chip Advantage Fund
  - IDS Small Company Index Fund
IDS Money Market Series, Inc.
  - IDS Cash Management Fund
IDS New Dimensions Fund, Inc.
IDS Precious Metals Fund, Inc.
IDS Progressive Fund, Inc.
IDS Selective Fund, Inc.
IDS Special Tax-Exempt Series Trust
  - IDS Insured Tax-Exempt Fund
  - IDS Massachusetts Tax-Exempt Fund
  - IDS Michigan Tax-Exempt Fund
  - IDS Minnesota Tax-Exempt Fund
  - IDS New York Tax-Exempt Fund
  - IDS Ohio Tax-Exempt Fund
IDS Stock Fund, Inc.
IDS Strategy Fund, Inc.
  - IDS Equity Value Fund
  - IDS Strategy Aggressive Fund
IDS Tax-Exempt Bond Fund, Inc.
  - IDS Intermediate Tax-Exempt Fund
  - IDS Tax-Exempt Bond Fund
IDS Tax-Free Money Fund, Inc.
IDS Utilities Income Fund, Inc.

ANNUITY FUNDS:
IDS Life Investment Series, Inc.
  - IDS Life Aggressive Growth Fund
  - IDS Life Capital Resource Fund
  - IDS Life Growth Dimensions Fund
  - IDS Life International Equity Fund
IDS Life Managed Fund, Inc.
IDS Life Moneyshare Fund, Inc.
IDS Life Special Income Fund, Inc.
  - IDS Life Global Yield Fund
  - IDS Life Income Advantage Fund
  - IDS Life Special Income Fund

Your Fund will hold a shareholders' meeting at 3:00 p.m. on June 16, 1999, at the IDS Tower, 80 S. Eighth Street, Minneapolis, MN on the 50th floor. This will be a joint meeting with all of the Funds listed above. You were a shareholder on April 18, 1999 and should vote on each proposal. Please read the proxy statement. Board members recommend that you vote FOR each proposal.

Please vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on the enclosed proxy card or cards. You must vote separately for each Fund you own.

                                                              April 18, 1999

                                PROXY STATEMENT

This is a combined proxy statement for all of the Funds listed on the previous page. There are five sections to this proxy statement:

SECTION                                                                          PAGE
----------------------------------------------------------------------------     -----
A - Overview................................................................           3

B - Fund Proposals..........................................................           5

C - Proxy Voting and Shareholder Meeting Information........................          26

D - Fund Information........................................................          29

E - Board Member Information................................................          50

Please be sure to read the proxy statement before you vote. You will receive a separate card for each Fund you own. It is important that you return your vote for each Fund. This proxy statement was first mailed to shareholders the week of April 18, 1999.
                            PLEASE VOTE IMMEDIATELY.
   YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE COST OF ADDITIONAL MAILINGS.
           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                                 ANNUITY FUNDS
If your investments include any of the Annuity Funds listed on the first page, you have the right to instruct IDS Life Insurance Company ("IDS Life"), IDS Life Insurance Company of New York, American Enterprise Life Insurance Company, American Centurion Life Assurance Company or American Partners Life Insurance Company (collectively, the "Insurance Companies"), how to vote the Annuity Fund shares held under your annuity contract. You can do so by mail, telephone or internet. Just follow the instructions on the enclosed card. The Insurance Companies will vote any Fund shares for which they do not receive voting instructions in proportionately the same manner - either For, Against or Abstain
- as shares for which they do receive instructions. For purposes of this proxy statement, contract owner is referred to as "shareholder".

                              SECTION A - OVERVIEW

The Boards of Directors/Trustees (the "Board") of the Funds in the IDS MUTUAL FUND GROUP (the "Group") are asking you to vote on the following proposals. The proposals are described in detail in Section B.

  ------------------------------------------------------------------
      PROPOSAL                        FUNDS AFFECTED
----------------------------------------------------------------------
(1) Elect Board                         All Funds
    members
----------------------------------------------------------------------

(2) Ratify the                          All Funds
    selection of
    independent
    auditors
----------------------------------------------------------------------

(3) Change the Fund                     All Funds
    name from "IDS"
    to "AXP"
----------------------------------------------------------------------

(4) Approve a new   All Funds except Cash Management and Tax-Free
    shareholder     Money (Does not apply to Class Y shares)
    service and
    distribution
    plan
----------------------------------------------------------------------

(5) Approve changes Blue Chip, Cash Management, Diversified Equity
    to the          Income, Emerging Markets, Equity Select, Equity
    Investment      Value, Global Balanced, Global Growth, Research
    Management      Opportunities, Small Company Index, Strategy
    Services        Aggressive, Tax-Free Money, Utilities Income
    Agreement
----------------------------------------------------------------------

(6) Change
    investment
    policies
    regarding:

  A: Prohibited     A: Bond, Cash Management, Discovery, Equity
     conflict of       Select, Equity Value, Federal Income, Global
   interest            Bond, Global Growth, Growth, Insured,
                       International, Mutual, Managed Allocation, New
                       Dimensions, Precious Metals, Selective, Small
                       Company Index, State Tax-Exempts (CA, MA, MI,
                       MN, NY, OH), Stock, Strategy Aggressive,
                       Tax-Exempt Bond, Life Aggressive Growth, Life
                       Capital Resource, Life Global Yield, Life
                       Growth Dimensions, Life International Equity,
                       Life Managed, Life Moneyshare, Life Special
                       Income
----------------------------------------------------------------------

  ------------------------------------------------------------------
      PROPOSAL                        FUNDS AFFECTED
----------------------------------------------------------------------
  B: Senior         B: Emerging Markets, Equity Value, Extra Income,
     securities        Federal Income, Global Balanced, Global Bond,
                       Global Growth, International, Managed
                       Allocation, Precious Metals, Selective,
                       Strategy Aggressive, Life Global Yield, Life
                       Income Advantage, Life International Equity,
                       Life Managed, Life Moneyshare

  C: Transactions   C: Equity Select, Federal Income
     with affiliates

  D: Other          D: Cash Management, International, Stock, Life
     investment        Moneyshare
   companies

  E: Pledging or    E: Cash Management, Tax-Free Money
   mortgaging

  F: Three years    F: Cash Management, Tax-Free Money
     operating
   history

  G: Exploration    G: Cash Management, Tax-Free Money, Life
   programs            Moneyshare

  H: Control or     H: Cash Management, Life Moneyshare
     manage
----------------------------------------------------------------------

(7) Approve a            Managed Allocation, Strategy Aggressive
    Subadvisory
    Agreement
----------------------------------------------------------------------

(8) Change the                        Equity Select
    investment
    objective
----------------------------------------------------------------------

(9) Transact other                      All Funds
    business
----------------------------------------------------------------------

                           SECTION B - FUND PROPOSALS

                     PROPOSAL 1: ELECTION OF BOARD MEMBERS
                            (Applies to: ALL FUNDS)

WHO ARE THE NOMINEES FOR THE BOARD? Nominees are listed below. Each person is a nominee for each of the 47 funds within the Group. Each nominee was elected a member of the Board at the last shareholders' meeting except for Mr. Atwater, Mr. Carlson and Mr. Simpson.

Each Board member will serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the meeting following their 72(nd) birthday. This policy does not apply to Ms. Jones or Mr. Pearce who may serve until the end of the Board meeting following their 75(th) birthday.

All nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the Fund's shares voted at the meeting.

H. BREWSTER ATWATER, JR.   Board member since 1996    Born in 1931

Retired chairman and chief executive officer, General Mills, Inc.
Director: Merck & Co., Inc. and Darden Restaurants, Inc.
Committee assignments: Audit, Contracts, Investment Review

ARNE H. CARLSON*           Board member since 1999    Born in 1934

Chairman and Chief Executive Officer of the Funds. Governor of
Minnesota, 1991 to 1999. Chair: Board Services Corporation
(provides administrative services to boards).
Committee assignments: Audit, Contracts, Executive, Investment
Review, Nominating

LYNNE V. CHENEY            Board member since 1994    Born in 1941

Distinguished Fellow, American Enterprise Institute for Public
Policy
Research. Former Chair of National Endowment of the Humanities.
Director: The Reader's Digest Association Inc., Lockheed-Martin and Union Pacific Resources.
Committee assignments: Audit, Nominating

WILLIAM H. DUDLEY**        Board member since 1991    Born in 1932

Senior adviser to the chief executive officer of American Express
Financial Corporation ("AEFC").
Committee assignment: Investment Review

DAVID R. HUBERS**          Board member since 1993    Born in 1943

President, chief executive officer and director of AEFC.

HEINZ F. HUTTER            Board member since 1994    Born in 1929

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).
Committee assignments: Executive, Investment Review

ANNE P. JONES              Board member since 1985    Born in 1935

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director: Motorola, Inc.
(electronics), C-Cor Electronics, Inc. and Amnex, Inc.
(communications).
Committee assignments: Audit, Contracts, Executive

WILLIAM R. PEARCE          Board member since 1980    Born in 1927

RII Weyerhaeuser World Timberfund, L.P. (develops timber resources) - management committee. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).
Former chairman of Board Services Corporation.
Committee assignments: Contracts, Investment Review, Nominating

ALAN K. SIMPSON            Board member since 1997    Born in 1931

Director of The Institute of Politics, Harvard University. Former three-term United States Senator for Wyoming. Director: PacifiCorp
(electric power) and Biogen (bio-pharmaceuticals).
Committee assignments: Audit, Executive, Nominating

JOHN R. THOMAS**           Board member since 1987    Born in 1937

President of all Funds in the Group. Senior vice president of AEFC.
Committee assignments: Audit, Executive, Investment Review,
Nominating

C. ANGUS WURTELE           Board member since 1994    Born in 1934

Retired chairman of the board and chief executive officer, The
Valspar Corporation (paints). Director: Valspar, Bemis Corporation
(packaging) and General Mills, Inc. (consumer foods).
Committee assignments: Contracts, Executive, Investment Review,
Nominating

 *Interested person by reason of being an officer of the Fund.

**Interested person by reason of being an officer, director, securityholder and/or employee of AEFC or American Express Company ("American Express").

DOES THE BOARD HAVE COMMITTEES? The Board has several committees that facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. The Joint Audit Committee considers the scope of annual audits, reviews the results of those audits, receives reports from American Express Corporate Audit about the Fund's operations, and addresses areas of special concern. The Contracts Committee negotiates contracts under the full Board's direction and monitors the performance under those contracts. The Investment Review Committee addresses investment issues and receives reports on the structure and processes used by AEFC to make investment decisions and assure compliance with applicable requirements. The Nominating Committee makes recommendations about Board composition and compensation. Shareholders who want to suggest Board candidates should write to Nominating Committee, IDS MUTUAL FUND GROUP, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. Candidates must have a background that gives promise of making a significant contribution to furthering the interests of all shareholders.

During 1998, the Board met six times, Joint Audit three times, Contracts six times, Investment Review four times and Nominating three times. The Executive Committee did not meet during that period. Average attendance at the Board was 91% and no nominee attended less than 75% of the meetings.

HOW MUCH ARE BOARD MEMBERS PAID? The following table shows the total compensation received by each Board member from all of the Funds in the Group for the year ended Dec. 31, 1998. The Funds do not pay retirement benefits to Board members. Information on compensation paid to Board members by individual Funds is shown in Section E.

                 BOARD MEMBER COMPENSATION FROM ALL IDS FUNDS*

NOMINEE                                            AGGREGATE COMPENSATION
-------------------------------------------------  ----------------------
Atwater..........................................        $  108,900
Cheney...........................................            95,400
Hutter...........................................           101,400
Jones............................................           111,400
Simpson..........................................            92,400
Wurtele..........................................           121,900

*Directors affiliated with AEFC or Board Services Corporation, a company providing administrative services to the Funds, are not paid by the Funds.

The number of Fund shares beneficially owned by each Board member is shown in Section E.

WHO ARE THE FUND OFFICERS? Besides Mr. Carlson and Mr. Thomas, the Fund's other officers are:

LESLIE L. OGG, born in 1938. Vice president and general counsel since 1978. President of Board Services Corporation.

PETER J. ANDERSON, born in 1942. Vice president-investments since 1995. Director and senior vice president-investments of AEFC.

FREDERICK C. QUIRSFELD, born in 1947. Vice president-fixed income investments since 1998. Vice president-taxable mutual fund investments of AEFC.

JOHN M. KNIGHT, born in 1952. Treasurer since 1999. Vice President-Investment Accounting of AEFC.

Officers serve at the pleasure of the Board. Officers are paid by AEFC or Board Services Corporation. During the last fiscal year, no officer earned more than $60,000 from any Fund.

                 PROPOSAL 2: RATIFY OR REJECT THE SELECTION OF
                 KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS
                            (Applies to: ALL FUNDS)

KPMG Peat Marwick LLP is the independent auditor for the Fund. KPMG has provided audit, tax and consulting services to the Fund for many years. It meets at least twice each year with the Joint Audit Committee. Based on that Committee's recommendation, the independent members of the Board selected KPMG to provide these services again this year. A representative of KPMG will be at the meeting to answer questions or make a statement. The independent members of the Board recommend that you vote to ratify their action. This requires an affirmative vote by a majority of the shares voting at the meeting. If the selection is not ratified, the independent members will decide what further action must be taken.

                        PROPOSAL 3: APPROVE OR REJECT AN
                  AMENDMENT TO THE ARTICLES OF INCORPORATION/
              DECLARATION OF TRUST TO CHANGE THE NAME OF THE FUND
                            (Applies to: ALL FUNDS)

WHY SHOULD THE NAME OF THE FUND BE CHANGED? Historically the name of the Fund has reflected the name of the investment manager. For many years, the Fund name has been IDS. In 1995, the investment manager changed its name from IDS Financial Corporation to American Express Financial Corporation to reflect that it is wholly owned by American Express and because American Express has high name recognition and a strong reputation for quality. This is the first shareholder meeting since AEFC changed its name and the first opportunity for shareholders to consider this name change. Consistent with a common industry practice, AEFC recommends that the Fund use AXP, an abbreviated form of the investment manager's name. The family of funds will be referred to as the American Express Funds.

WHAT STEPS ARE REQUIRED? Shareholders of each corporation or trust will vote to change the name of the legal entity and the Board will change the name of the underlying series of shares that are separate Funds. Retail Funds will replace "IDS" with "AXP" in their name. Annuity Funds will add "Variable Portfolio" to their name in addition to changing to AXP. This designation is commonly used in the industry for funds sold only through variable annuities. In addition, the Board will change the names of some Annuity Funds to parallel the names of the Retail Funds with the same investment objectives, as shown in the following table.

For the Funds listed in the following table there is one further change. Originally the corporation issued only one series and had the same name as the Fund. The corporation now issues more than one series and there is confusion between the name of the corporation and the name of the original Fund. The name of the corporation will be changed as shown in the following table.

                         TABLE 3-1. PROPOSED FUND NAMES
       (for Funds with a change in addition to substituting AXP for IDS)

------------------------------------------------------------------
          CURRENT NAME                     PROPOSED NAME
------------------------------------------------------------------
IDS Growth Fund, Inc.             AXP Growth Series, Inc.
  -IDS Growth Fund                  - AXP Growth Fund
  -IDS Research Opportunities       - AXP Research Opportunities
    Fund                             Fund
------------------------------------------------------------------

IDS Managed Retirement Fund,      AXP Managed Series, Inc.
 Inc.
  -IDS Managed Allocation Fund      - AXP Managed Allocation Fund
------------------------------------------------------------------

IDS Strategy Fund, Inc.           AXP Strategy Series, Inc.
  -IDS Equity Value Fund            - AXP Equity Value Fund
  -IDS Strategy Aggressive Fund     - AXP Strategy Aggressive Fund
------------------------------------------------------------------

IDS Tax-Exempt Bond Fund, Inc.    AXP Tax-Exempt Series, Inc.
  -IDS Intermediate Tax-Exempt      - AXP Intermediate Tax-Exempt
    Bond Fund                        Bond Fund
  -IDS Tax-Exempt Bond Fund         - AXP Tax-Exempt Bond Fund
------------------------------------------------------------------

IDS Life Investment Series, Inc.  AXP Variable Portfolio -
                                  Investment Series, Inc.
  -IDS Life Aggressive Growth       - AXP Variable Portfolio -
    Fund                            Strategy Aggressive Fund
  -IDS Life Capital Resource        - AXP Variable Portfolio -
    Fund                            Capital Resource Fund
  -IDS Life Growth Dimensions       - AXP Variable Portfolio - New
    Fund                             Dimensions Fund
  -IDS Life International Equity    - AXP Variable Portfolio -
    Fund                             International Fund
------------------------------------------------------------------

IDS Life Managed Fund, Inc.       AXP Variable Portfolio - Managed
                                  Series, Inc.
  -IDS Life Managed Fund            - AXP Variable Portfolio -
                                     Managed Fund
------------------------------------------------------------------

IDS Life Moneyshare Fund, Inc.    AXP Variable Portfolio - Money
                                  Market Series, Inc.
  -IDS Life Moneyshare Fund         - AXP Variable Portfolio -
                                    Cash Management Fund
------------------------------------------------------------------

------------------------------------------------------------------
          CURRENT NAME                     PROPOSED NAME
------------------------------------------------------------------
IDS Life Special Income Fund,     AXP Variable Portfolio - Income
 Inc.                             Series, Inc.
  -IDS Life Global Yield Fund       - AXP Variable Portfolio -
                                    Global Bond Fund
  -IDS Life Income Advantage        - AXP Variable Portfolio -
    Fund                            Extra Income Fund
  -IDS Life Special Income Fund     - AXP Variable Portfolio -
                                    Bond Fund
------------------------------------------------------------------

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that you vote to approve the necessary amendments to the Articles of Incorporation or Declaration of Trust to change the name of the Fund. The name change requires the approval of a majority of the Fund's shares voted at the meeting. The change will be effective when the amendments are filed with the appropriate state office. This filing is expected to occur shortly after the shareholder meeting. If the name change is not approved, the Fund will continue to operate under its current name.

                         PROPOSAL 4: APPROVE OR REJECT
                  A SHAREHOLDER SERVICE AND DISTRIBUTION PLAN
       (Applies to: ALL FUNDS EXCEPT CASH MANAGEMENT AND TAX-FREE MONEY)

American Express Financial Advisors Inc. ("AEFA") is the distributor for the Retail Funds. IDS Life is the distributor for the Annuity Funds. For purposes of this discussion "AEFA" includes both AEFA and IDS Life. The Retail Funds currently pay AEFA for providing ongoing services to shareholders but AEFA legally may not use any of this money to pay for distribution costs. AEFA met with the Board on several occasions to discuss changes in the financial services industry. It recommends that the Fund pay some of its distribution costs in addition to paying for ongoing shareholder services. A Fund is permitted to pay distribution costs by Securities and Exchange Commission ("SEC") Rule 12b-1.

In support of its recommendation, AEFA made the following observations:

-  growth of the Fund's assets is crucial to long term success

- the industry has evolved over the years toward a fee-based means of compensating financial advisors and other financial intermediaries

- the Fund's current pricing structure leaves it at a competitive disadvantage to other funds that generally have distribution/shareholder service fees of 0.25% or more, based on reports from Lipper

- while AEFA has been very successful selling shares through its financial advisors and institutional retirement plans, in order to gain market share the Fund must be sold in other ways as well

In light of these observations, AEFA recommended:

A. RETAIL FUNDS - CLASS A. (Applies to: CLASS A AND CLASS B SHAREHOLDERS FOR ALL RETAIL FUNDS EXCEPT CASH MANAGEMENT AND TAX-FREE MONEY) That Class A shareholders of the Retail Funds convert existing Shareholder Service Agreements to distribution plans (also known as 12b-1 plans) and increase fees from 0.175% to 0.25% of average daily net assets. Because Class B shares convert to Class A shares in the ninth year of ownership, Class B shareholders also will vote on the Class A distribution plan. For Class B shareholders, a vote in favor of this proposal is a vote in favor of both the Class A and Class B plans.

B. RETAIL FUNDS - CLASS B. (Applies to: CLASS B SHAREHOLDERS FOR ALL RETAIL FUNDS EXCEPT CASH MANAGEMENT AND TAX-FREE MONEY) That Class B shareholders of the Retail Funds convert existing Shareholder Service Agreements to distribution plans. In combination with the existing distribution plan of 0.75%, this will increase combined fees from 0.925% to 1.0% of average daily net assets. Since Class B investors do not pay a sales load at the time shares are purchased, AEFA must use its own money to pay for distribution costs. AEFA uses the fees paid under the existing distribution plan to recover its distribution costs over several years. Class B shares convert to Class A shares in the ninth year of ownership.

C. ANNUITY FUNDS. (Applies to: ALL ANNUITY FUNDS) That the Annuity Funds adopt distribution plans with a fee of 0.125% of average daily net assets. Currently, the Annuity Funds do not have a distribution plan or a shareholder service agreement.

SHAREHOLDER SERVICE. Services provided under the existing Shareholder Service Agreement for the Retail Funds are intended to help shareholders thoughtfully consider their investment goals and monitor the progress they are making in achieving those goals. Shareholder service-related activities include, among other things, ongoing interactions between financial advisors and shareholders, shareholder communications and shareholder seminars.

DISTRIBUTION PLAN. Under the distribution plan, AEFA will distribute Fund shares and service shareholder accounts either directly through its financial advisors or through broker-dealers and other financial intermediaries. AEFA will use distribution plan fees to pay for distribution activities. Distribution activities are primarily intended to result in sales of Fund shares and include advertising, compensation and expenses of financial advisors or other sales and marketing personnel, printing and mailing of prospectuses to prospective investors, and printing and mailing of sales literature. In addition, AEFA will provide the shareholder services described in the previous paragraph.

HOW WILL THE PROPOSED CHANGE AFFECT FUND EXPENSES? Fees and expenses the Fund actually paid as well as fees and expenses the Fund would have paid if the proposed Plan had been in effect for the last fiscal year are shown in Section D, Tables D-1 and D-5.

THE PROPOSED DISTRIBUTION PLAN. Under the proposed plan, the Fund will pay AEFA each month for distribution and shareholder servicing activities. AEFA will pay financial advisors, broker-dealers and other financial intermediaries who provide distribution or shareholder services to the Fund's shareholders. AEFA will provide the Board with quarterly reports specifying how the money was spent.

WHAT FACTORS DID THE BOARD CONSIDER? In considering the adoption of the distribution plan, the Board considered the potential costs and benefits of the plan, including:

-  the increase in expenses

- the competitive situation in the industry involving the adoption of distribution plans by an increasing number of funds

- AEFA's need to compensate financial advisors, broker-dealers and other financial intermediaries for distribution and service-related activities at competitive levels to assure the scope and quality of services expected by shareholders

- the impact on investment management of positive cash flow and increased asset size

The Board also recognized and considered that possible benefits may be realized by AEFC as a result of the adoption of the plan. If Fund assets grow more rapidly as a result of the implementation of the plan, the investment management and administrative services fees payable to AEFC by the Fund (which are calculated as a percent of net assets) will increase.

The Board reviewed the Fund's expense ratios, the level to which the expense ratios will increase as a result of adopting the plan, the relationship of the fee to the overall expense ratio of the Fund and how the overall expense ratio compares to expense ratios of comparable funds with which the Fund competes. The Board concluded that the proposed plan and fees are consistent with those in the industry.

If approved, the plan will continue in effect for one year from the date of approval, and then from year to year so long as it is approved by a majority of the Board, including a majority of the independent members. The plan may be terminated at any time by the Board or the shareholders and will terminate automatically if it is assigned. The plan may not be amended to materially increase the amount of the fee unless the change is approved by the shareholders.

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that shareholders approve the proposed plan. The Plan must be approved by the lesser of (a) a majority of the Fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed plan is not approved, the Fund will continue to operate under its current arrangements.

                    PROPOSAL 5: APPROVE OR REJECT CHANGES TO
                  THE INVESTMENT MANAGEMENT SERVICES AGREEMENT
  (Applies to: BLUE CHIP, CASH MANAGEMENT, DIVERSIFIED EQUITY INCOME, EMERGING MARKETS, EQUITY SELECT, EQUITY VALUE, GLOBAL BALANCED, GLOBAL GROWTH, RESEARCH
    OPPORTUNITIES, SMALL COMPANY INDEX, STRATEGY AGGRESSIVE, TAX-FREE MONEY,
                               UTILITIES INCOME)

The Fund pays fees to AEFC under an Investment Management Services Agreement (the "Agreement") for conducting day-to-day investment management services for the Fund. The services performed by AEFC include providing the personnel, equipment and office facilities necessary for the management of the Fund's investment portfolio. Subject to the direction of the Board and consistent with the Fund's investment policies, AEFC decides what securities to buy, hold or sell. AEFC also executes buy and sell orders and provides research and statistical data to support investment management activities. Some of the Retail Funds are part of a master/ feeder structure. In this structure, the Fund invests all of its assets in a master fund (the "Portfolio") with the same policies as the Fund. For purposes of this discussion, a Portfolio is referred to as a "Fund".

AEFC recommended to the Board that the fee schedule under the Agreement be changed to help ensure that AEFC receives fees for its services that will allow it to:

-  attract and retain high quality investment management and research personnel

- continue to provide technology and other systems necessary to keep the Fund operating at a high level of service

- continue efforts to improve investment performance for the benefit of shareholders in the future

AEFC believes that maintaining competitive management fees will, over the long term, enable it to continue to provide high-quality management services to the Fund.

The proposed management fee reflects one or more of the following changes:

-  An increase in the fee

-  The addition of breakpoints that reduce fee rates as the Fund's assets grow

-  The addition of a performance incentive adjustment ("PIA")

Please check the following table to see what changes apply to your Fund.

                   TABLE 5-1. PROPOSED MANAGEMENT FEE CHANGES

 --------------------------------------------------------------
                                              FEE
                                   (ANNUAL RATE; IN BILLIONS)

                     TYPE OF
      FUND           CHANGE         CURRENT         PROPOSED
----------------------------------------------------------------
Blue Chip          Increase of  First $.25 -     First $.25 -
                   .10%,        .44%             .54%;
                   breakpoint   next $.25 -      next $.25 -
                   and PIA      .415%            .515%;
                                next $.25 -      next $.25 -
                                .39%             .49%;
                                next $.25 -      next $.25 -
                                .365%            .465%;
                                over $1 - .34%   next $1 - .44%;
                                                 next $1 - .41%;
                                                 next $3 - .38%;
                                                 over $6 - .35%
----------------------------------------------------------------
Cash Management    Increase of  First $1 - .31%  First $1 -
Tax-Free Money     .05% and     next $.5 -       .36%;
                   breakpoint   .293%            next $.5 -
                                next $.5 -       .343%;
                                .275%            next $.5 -
                                next $.5 -       .325%;
                                .258%            next $.5 -
                                over $2.5 -      .308%;
                                .24%             next $1 - .29%;
                                                 next $3 - .27%;
                                                 over $6.5 -
                                                 .25%
----------------------------------------------------------------

 --------------------------------------------------------------
                                              FEE
                                   (ANNUAL RATE; IN BILLIONS)
                     TYPE OF
      FUND           CHANGE         CURRENT         PROPOSED
----------------------------------------------------------------

Diversified        PIA                         *
Equity Income
----------------------------------------------------------------

Emerging Markets   PIA                         *
----------------------------------------------------------------
Equity Select      Increase     First $.5 -      First $1 -
                   of .08%,     .53%             .60%;
                   breakpoint   next $.5 -       next $1 -
                   and change   .505%            .575%;
                   in PIA       next $1 - .48%   next $1 - .55%;
                                next $1 - .455%  next $3 -
                                next $3 - .43%   .525%;
                                over $6 - .40%   next $6 - .50%;
                                                 next $12 -
                                                 .49%;
                                                 over $24 - .48%
----------------------------------------------------------------

Equity Value       PIA                         *
----------------------------------------------------------------

Global Balanced    PIA                         *
----------------------------------------------------------------

Global Growth      PIA                         *
----------------------------------------------------------------

Research           PIA                         *
Opportunities
----------------------------------------------------------------

Small Company      PIA                         *
Index
----------------------------------------------------------------

Strategy           PIA                         *
Aggressive
----------------------------------------------------------------
Utilities Income   Increase of  First $.5 -      First $0.5 -
                   .08% and     .53%             .61%;
                   PIA          next $.5 -       next $0.5 -
                                .505%            .585%;
                                next $1 - .48%   next $1 - .56%;
                                next $1 - .455%  next $1 -
                                next $3 - .43%   .535%;
                                over $6 - .40%   next $3 - .51%;
                                                 over $6 - .48%
------------------------------

*The fee schedule will not change. The performance incentive adjustment is discussed in detail in the following paragraphs.

WHAT ARE THE TERMS OF THE CURRENT AGREEMENT? The fee the Fund pays to AEFC for its services under the Agreement is based on the net assets of the Fund and decreases as the size of the Fund increases. The complete fee schedule for the Fund and other Funds managed by AEFC is found in Section D. The Fund also pays its taxes, brokerage commission and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; consultant fees; Board compensation; corporate filing fees; organizational expenses; a portion of the Investment Company Institute dues; expenses incurred in connection with lending portfolio securities; and other expenses properly payable by the Fund, approved by the Board. Section D includes information on the date of the current Agreement, the date it was last approved by shareholders and the reason why it was submitted to shareholders at that time.

HOW DOES THE PROPOSED AGREEMENT DIFFER FROM THE CURRENT AGREEMENT? The terms of the proposed Agreement are the same as the current Agreement except for the change described in Table 5-1.

WHAT IS A PERFORMANCE INCENTIVE ADJUSTMENT? (Applies to: BLUE CHIP, DIVERSIFIED EQUITY INCOME, EMERGING MARKETS, EQUITY SELECT, EQUITY VALUE, GLOBAL BALANCED, GLOBAL GROWTH, RESEARCH OPPORTUNITIES, SMALL COMPANY INDEX, STRATEGY AGGRESSIVE, UTILITIES INCOME) Each of the Funds will be adding a new performance incentive adjustment except for Equity Select. Equity Select will be modifying its existing performance incentive adjustment as described following Table 5-2. Under the proposed performance incentive adjustment, the fee will be adjusted based on the Fund's performance compared to an index of similar funds. The performance incentive adjustment is calculated by measuring the percentage difference over a rolling 12-month period between:

-  the performance of one Class A share of the Fund and

- the change in a designated Lipper Index (the "Index") of funds with similar investment objectives.

As described in more detail below, if the Fund's performance is better than the Index, the fee paid to AEFC will increase. If the Fund's performance is worse than the Index, the fee paid to AEFC will decrease. The following table shows the proposed Index for each Fund and the maximum adjustment.

                          TABLE 5-2. PROPOSED INDEXES

  ------------------------------------------------------------------
                                                             MAXIMUM
        FUND                         INDEX                 ADJUSTMENT
-----------------------------------------------------------------------
Blue Chip              Lipper Growth and Income Fund
                       Index                                     .08%
Diversified Equity     Lipper Equity Income Fund Index
  Income                                                         .08%
Emerging Markets       Lipper Emerging Markets Fund
                       Index                                     .12%
Equity Select          Lipper Growth Fund Index                  .12%
Equity Value           Lipper Growth and Income Fund
                       Index                                     .08%
Global Balanced        Lipper Global Fund Index                  .12%
Global Growth          Lipper Global Fund Index                  .12%
Research               Lipper Growth Fund Index
  Opportunities                                                  .12%
Small Company Index    Lipper Small Cap Fund Index               .12%
Strategy Aggressive    Lipper Capital Appreciation Fund
                       Index                                     .12%
Utilities Income       Lipper Utility Fund Index                 .08%
--------------------------------------------------------

For Equity Select, shareholders are being asked to approve a change from Lipper Growth and Income Fund Index to Lipper Growth Fund Index and from a maximum adjustment of .08% to .12%. These changes will be made only if shareholders approve Proposal 8 to change the Fund's investment objective. If shareholders do not approve Proposal 8, the Fund will continue to operate under its current Index and maximum adjustment.

- HOW IS THE ADJUSTMENT CALCULATED? The management fee is calculated as shown in Table D-3. The fee is then adjusted for performance. One percentage point is subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's investment decisions rather than random fluctuations and the result is multiplied by .01. For example, if the difference between the change in the Fund's net asset value and the change in the Index for a comparison period is 2.55 percent, the adjustment would be .000155 (.0255 - .01 = .0155 X .01 = .000155) times the Fund's average net assets for the comparison period divided by 12. The first adjustment will be made on January 1, 2000 and will cover the six-month period beginning July 1, 1999. The comparison period will increase by one month each month until it reaches 12 months.

- WHAT ARE LIPPER INDEXES? Lipper, Inc. is an unaffiliated company that collects data from company reports, financial reporting services, periodicals and other sources deemed to be reliable. It then analyzes the data and publishes a number of indexes based on the performance of the largest mutual funds in various categories. Categories are based on investment objectives. Lipper indexes are published by newspapers and periodicals throughout the country and are generally recognized by the mutual fund industry as being an accurate and reliable source of comparative information. If an Index ceases to be published for a period of more than 90 days, changes in any material respect or otherwise becomes impracticable to use for purposes of a performance incentive adjustment, the Fund will pay the advisory fee without any adjustment for performance until the Board decides what further action to take. Lipper is currently in the process of modifying and expanding its indexes. After those changes are completed, some of the current indexes may be significantly changed. However, comparisons will continue to be made based on Lipper's characterization of the Fund. The Fund's performance will be compared to the performance of funds in the same investment category as defined by Lipper. For example, if Lipper categorizes a fund as a small cap growth fund, the fund's performance would be compared to the Lipper small cap growth fund index.

HOW WILL THE PROPOSED CHANGE IN FEE STRUCTURE AFFECT FUND EXPENSES? Fees and expenses the Fund actually paid as well as fees and expenses the Fund would have paid if the proposed Agreement had been in effect for the last fiscal year are shown in Section D.

WHAT INFORMATION WAS REVIEWED AND CONSIDERED? The Contracts Committee, as well as the full Board, received information on:

- current trends in the financial services industry, including market share data for both mutual funds and annuity funds

- information on investment performance over various time periods for the Fund, a group of comparable funds and an appropriate comparative index

-  the proposed management fee compared to management fees of comparable funds

-  the impact of the proposed change on the Fund's expense ratio

-  the Fund's expense ratio compared to a group of comparable funds

-  the impact of performance incentive adjustments

- AEFC's overall profitability from its mutual fund operations in light of available industry data, both including and excluding distribution costs

- the benefits to AEFC as assets increase in size and the extent economies of scale are shared with the Fund

- the character and amount of fees paid by the Fund for the other services provided by AEFC and its affiliates, and the revenues it generates from retirement custodial accounts, fees paid for custodial services to an affiliate of AEFC and the allocation of brokerage to an affiliate of AEFC

As part of the process of reviewing the information, the Board retained PricewaterhouseCoopers to review the allocation of fees and expenses.

WHAT WERE THE CONCLUSIONS? The Board and the Contracts Committee for each Fund acted separately in considering the information provided to assure that the Fund's fees as compared to AEFC's costs in providing services to the Fund are equitable and appropriate in relation to that of each of the other Funds. The Board concluded that a competitive fee:

- will help AEFC remain competitive in attracting, retaining and motivating the high quality investment personnel necessary to manage the Fund

-  will help to address the expectations regarding the performance of the Fund

- will allow AEFC to continue to improve the technology and other systems necessary to keep the Fund operating at a high level of service

At a meeting held on January 13-14, 1999, called for the purpose of considering the proposed Agreement, the independent members first and then the Board as a whole, by vote, cast in person, approved the terms of the proposed Agreement. If approved, the proposed Agreement will continue from year to year after the second year, so long as it is approved at least annually by a majority of the Board, including a majority of the independent members. The proposed Agreement may be terminated at any time by the Board, AEFC or the shareholders and will terminate automatically if it is assigned.

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that shareholders approve the proposed Agreement. The Agreement must be approved by the lesser of (a) a majority of the Fund's outstanding shares or
(b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed Agreement is not approved, the Fund will continue to operate under the current Agreement.

                         PROPOSAL 6: APPROVE OR REJECT
                         CHANGES IN INVESTMENT POLICIES
                            (Applies to: ALL FUNDS)

The Fund has some investment policies that are fundamental. This means the policies can be changed only with the approval of shareholders. A few of these policies are no longer required to be fundamental, some need changes and others are no longer required at all. The Board recommends making the following changes to the Fund's fundamental investment policies:

A. ELIMINATE THE POLICY ADDRESSING A POTENTIAL CONFLICT OF INTEREST. (Applies to: BOND, CASH MANAGEMENT, DISCOVERY, EQUITY SELECT, EQUITY VALUE, FEDERAL INCOME, GLOBAL BOND, GLOBAL GROWTH, GROWTH, INSURED, INTERNATIONAL, MUTUAL, MANAGED ALLOCATION, NEW DIMENSIONS, PRECIOUS METALS, SELECTIVE, SMALL COMPANY INDEX, STATE TAX-EXEMPTS, STOCK, STRATEGY AGGRESSIVE, TAX-EXEMPT BOND, LIFE AGGRESSIVE GROWTH, LIFE CAPITAL RESOURCE, LIFE GLOBAL YIELD, LIFE GROWTH DIMENSIONS, LIFE INTERNATIONAL EQUITY, LIFE MANAGED, LIFE MONEYSHARE, LIFE SPECIAL INCOME) The Fund has a fundamental policy that prohibits it from buying securities of any company if an officer or board member of the Fund or of the Fund's investment adviser individually owns more than 1/2 of 1% of the securities of that company and together they own more than 5% of those securities. This policy originated with state securities laws designed to avoid conflicts of interest. These laws no longer apply to the Fund. Both the Fund and AEFC have Codes of Ethics that address conflicts of interest. Under these Codes, procedures are in place to keep individuals who would stand to gain from the Fund's investments in an inappropriate way from doing so. The Board believes that Codes of Ethics are a better way to address these types of conflicts of interest because they can be tailored to the specific operating structures of an organization and to provide appropriate flexibility. The elimination of this policy will not change the way the Fund's assets are invested.

B. MODIFY THE POLICY PROHIBITING ISSUANCE OF SENIOR SECURITIES.  (Applies to:
EMERGING MARKETS, EQUITY VALUE, EXTRA INCOME, FEDERAL INCOME, GLOBAL BALANCED, GLOBAL BOND, GLOBAL GROWTH, INTERNATIONAL, MANAGED ALLOCATION, PRECIOUS METALS, SELECTIVE, STRATEGY AGGRESSIVE, LIFE GLOBAL YIELD, LIFE INCOME ADVANTAGE, LIFE INTERNATIONAL EQUITY, LIFE MANAGED, LIFE MONEYSHARE) The Fund has a fundamental policy that prohibits it from issuing any senior security. The Board recommends that shareholders vote to replace the current policy with the following limitation: "THE FUND WILL NOT ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940." The purpose of this change is to develop a standardized policy for all

Funds in the Group. Generally a senior security is an obligation of the Fund that takes priority over the claims of the Fund's shareholders. The law prohibits the Fund from issuing most types of senior securities, but permits doing so if certain conditions are met. For example, the Fund may enter into a transaction that obligates it to pay money at a future date if cash is set aside to cover the obligation. This type of transaction may be considered a senior security. It is desirable in this situation for the Group to have a standardized policy and the revised policy will not change the way the Fund's assets are invested.

C. ELIMINATE THE POLICY PROHIBITING TRANSACTIONS WITH AFFILIATES.  (Applies to:
EQUITY SELECT, FEDERAL INCOME) This is a proposal to standardize policies. The Fund is one of only two funds in the Group that has a fundamental policy limiting its ability to purchase securities from, or sell securities to, the Fund's advisor or any officer or board member of the Fund or the advisor. These transactions are prohibited by law and therefore the policy is not necessary.

D. RECLASSIFY AS NONFUNDAMENTAL THE FUND'S POLICY ON INVESTING IN OTHER INVESTMENT COMPANIES. (Applies to: CASH MANAGEMENT, INTERNATIONAL, STOCK, LIFE MONEYSHARE) The Fund has a fundamental policy prohibiting it from investing in other investment companies, such as country-specific funds, except by purchases in the open market where the dealer's or sponsor's profit is the regular commission. The Board recommends that this policy be changed to non-fundamental to conform with the standard policy used by the other Funds in the Group. Changing this policy to non-fundamental will not have any impact on the Fund's investment practices.

E. ELIMINATE THE POLICY PROHIBITING THE FUND FROM PLEDGING OR
MORTGAGING. (Applies to: CASH MANAGEMENT, TAX-FREE MONEY) The Fund has a fundamental policy that it may not pledge or mortgage more than 15% of its assets as collateral for loans or for other purposes. This requirement is based on a state law that no longer applies. While the Board recommends elimination of the policy on pledging or mortgaging assets, the Fund continues to have a fundamental policy limiting its ability to borrow. The elimination of this policy will not change the way the Fund's assets are invested.

F. ELIMINATE THE POLICY ON INVESTMENTS IN ISSUERS WITH LESS THAN THREE YEARS OF OPERATING HISTORY. (Applies to: CASH MANAGEMENT, TAX-FREE MONEY) The Fund has a fundamental policy that it may not invest more than 5% of its assets in companies with less than three years of operating history. This requirement is based on a state law that no longer applies. The elimination of this policy will not change the way the Fund's assets are invested.

G. ELIMINATE THE POLICY PROHIBITING INVESTMENT IN EXPLORATION AND DEVELOPMENT PROGRAMS. (Applies to: CASH MANAGEMENT, TAX-FREE MONEY, LIFE MONEYSHARE) The Fund has a fundamental policy that it may not invest in any oil, gas or other mineral exploration or development programs. This requirement is based on a state law that no longer applies. The elimination of this policy will not change the way the Fund's assets are invested.

H. ELIMINATE THE POLICY PROHIBITING INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGING THE COMPANY. (Applies to: CASH MANAGEMENT, LIFE MONEYSHARE) The Fund has a fundamental policy that it may not invest in any company for purposes of exercising control or management. This requirement is based on a state law that no longer applies. The elimination of this policy will not change the way the Fund's assets are invested.

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that shareholders approve the proposed changes in the fundamental policies. The changes must be approved by the lesser of (a) a majority of the Fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the changes are not approved, the Fund will continue to operate in accordance with its current investment policies.

                PROPOSAL 7: APPROVE OR REJECT A NEW SUBADVISORY
                 AGREEMENT WITH KENWOOD CAPITAL MANAGEMENT LLC
             (Applies to: MANAGED ALLOCATION, STRATEGY AGGRESSIVE)

Kenwood Capital Management LLC ("Kenwood") is a registered investment adviser with particular expertise on investments in small capitalization companies. Kenwood is a subsidiary of AEFC. AEFC plans to enter into a Subadvisory Agreement with Kenwood. Under the proposed Subadvisory Agreement, AEFC will grant investment management authority to Kenwood with respect to all or a part of the Fund's assets. Kenwood will be authorized to buy or sell stocks, bonds and other securities for the Fund, subject to the overall supervision of AEFC.

WILL THE PROPOSED SUBADVISORY AGREEMENT CHANGE THE FEES PAID BY THE FUND? There will be no change in the fees paid by the Fund. If the proposed Subadvisory Agreement is approved, the fees paid by the Fund to AEFC will remain the same. AEFC, not the Fund, will pay Kenwood.

Compensation will be based on the assets allocated to Kenwood by AEFC and will be paid at a rate of 0.35% of average daily net assets.

PRINCIPALS AND MANAGEMENT BOARD OF KENWOOD. Jacob E. Hurwitz and Kent A. Kelley are the principals of Kenwood. The following individuals are directors of
Kenwood: Peter J. Anderson, Jacob E. Hurwitz, Kent A. Kelley, Gabrielle F. Parish, Stephen W. Roszell. Mr. Anderson and Mr. Roszell are officers of AEFC. Ms. Parish is an officer of American Express Asset Management Group ("AEAMG"), a wholly-owned subsidiary of AEFC. All of the directors are located at IDS Tower, Minneapolis, MN 55440-0010. AEAMG owns 50.1% of Kenwood. Mr. Hurwitz and Mr. Kelley each owns a minority interest. Kenwood's address is IDS Tower 10, Minneapolis, MN 55440-0010.

WHEN WILL THE PROPOSED SUBADVISORY AGREEMENT START? If approved by shareholders, the proposed Subadvisory Agreement will take effect shortly after the shareholder meeting. The proposed Subadvisory Agreement will continue from year to year, provided continuance is approved at least annually. The proposed Subadvisory Agreement may be terminated without penalty either by the Board, by AEFC or by a vote of a majority of the outstanding shares of the Fund.

WHAT FACTORS DID THE BOARD CONSIDER? Subadvisory agreements must be approved by shareholders when the subadvisor is partially owned by the investment manager. The Subadvisory Agreement meets appropriate operational objectives of AEFC and Kenwood. AEFC has committed to be fully accountable for the investment performance of the Fund and for all duties and responsibilities under the Investment Management Services Agreement. AEFC will manage the arrangement with Kenwood in the same way it oversees portfolio managers directly employed by AEFC.

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that shareholders approve the proposed Subadvisory Agreement. The Subadvisory Agreement must be approved by the lesser of (a) a majority of the Fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed Subadvisory Agreement is not approved, the Fund will continue to operate under its current investment management agreement with AEFC.

                         PROPOSAL 8: APPROVE OR REJECT
                      A CHANGE IN THE INVESTMENT OBJECTIVE
                          (Applies to: EQUITY SELECT)

Currently the Fund's investment objective is "growth of capital and income". The Fund invests primarily in mid-capitalization securities. AEFC has advised the Board that it is becoming increasingly difficult for the portfolio manager to find mid-cap securities that pay dividends. Most mid-cap companies are run as growth companies. This means that they are more likely to reinvest all of their income into the business and less likely to distribute income to their shareholders. As a result, AEFC recommended to the Board that the Fund's investment objective be changed to eliminate income as an objective. If shareholders approve, the Fund's objective will be "growth of capital". While the Fund may still purchase securities that pay dividends, it will no longer have income as an objective in making investment decisions.

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that shareholders approve the change in investment objective. The change must be approved by the lesser of (a) a majority of the Fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the change is not approved, the Fund will continue to operate under its current investment objective.

                          SECTION C - PROXY VOTING AND
                        SHAREHOLDER MEETING INFORMATION

This section includes information about proxy voting and the shareholder meetings.

VOTING. Each share is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

Each corporation or trust issues one or more series of common stock. Each series is a separate Fund. On the election of board members, ratification of independent auditors and the change of name, you vote together with the owners of shares of all the other Funds that are part of the same corporation or trust. On the investment management agreement, changes of fundamental investment policies, subadvisory agreement and change in investment objective, you vote together with the owners of the other shares in your Fund. On the distribution plan, you vote together with the owners of shares of the same class owned in your Fund. All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Abstentions are treated as a vote against a proposal. Broker non-votes (shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote) will be counted toward a quorum. In determining whether a proposal received the affirmative vote of 67% of the shares voted at the meeting, broker non-votes will be disregarded in the calculation. In determining whether a proposal received the affirmative vote of 50% of the outstanding shares, broker non-votes will be treated as a vote against the proposal.

In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "Exception," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.

MASTER/FEEDER FUNDS. Some Funds are part of a master/feeder structure. The feeder funds seek their investment objectives by investing their assets in master funds with the same policies. Master funds invest in and manage the securities. Proposals 5 through 8 affect the master funds. Feeder funds, as the sole shareholders of the master fund, will vote for or against each of those proposals in proportion to the vote received from feeder fund shareholders.

REVOKING YOUR PROXY. If your plans change and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, you may change your vote or revoke it by mail, telephone or internet.

JOINT PROXY STATEMENT/SIMULTANEOUS MEETINGS. This joint proxy statement reduces the preparation, printing and mailing costs of sending separate proxy statements for each Fund. The meetings will be held simultaneously with each proposal being voted on separately by shareholders of a corporation or by shareholders of a Fund or by a class of shares of the Fund where appropriate. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will consider the reasons for the objection in deciding whether to vote in favor of the adjournment.

SOLICITATION OF PROXIES. The Board is asking for your vote as promptly as possible. The Fund will pay the expenses for the proxy material and the postage. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact by financial advisors. The expenses of supplementary solicitation will be paid by the Fund and AEFC.

SHAREHOLDER PROPOSALS. No proposals were received from shareholders. The Fund does not hold regular meetings of shareholders on an annual basis. Therefore, no anticipated date of the next regular meeting can be provided. If you have a proposal you believe should be presented to all shareholders, send the proposal to the Chairman. The proposal will be considered at a meeting of the Board as soon as practicable.

OTHER BUSINESS. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.

ADJOURNMENT. In the event that not enough votes in favor of any of the proposals are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 60 days in the aggregate to allow further solicitation of shareholders on the proposals. Any adjournment requires the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against any of the proposals. The Fund will pay the costs of any additional solicitation and of any adjourned meeting.

ANNUAL REPORT. The latest annual report was previously mailed to you. If you would like another copy of the annual report and any subsequent semi-annual report, without charge, please write Bob Severson at American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534 or call 1-800-862-7919.

                          SECTION D - FUND INFORMATION

This section contains the following information about your Fund and its adviser:

                                            CONTENT
  TABLE    (all information is shown for the last fiscal year unless noted otherwise)
---------  --------------------------------------------------------------------------
D-1A       Actual and pro forma expenses for Class A assuming all of the fee changes had been in effect during the year
D-1B       Actual and pro forma expenses for Class B
D-1Y       Actual and pro forma expenses for Class Y
D-2        The Fund's pro forma expenses compared to a group of similar funds
D-3        The Fund's fee schedule under its management agreement
D-4        The Fund's size, number of outstanding shares and 5% owners
D-5        Fees paid under the Shareholder Service and Distribution Plan Agreements
D-6        Actual and pro forma Investment Management Services Agreement fees
D-7        Payments the Fund made to AEFC and its affiliates
D-8        Brokerage commissions the Fund paid to an AEFC affiliate
D-9        Information about shareholder approval of current agreements

THE FUND'S ADVISER AND DISTRIBUTOR. AEFC is the adviser or subadviser for each of the Funds. IDS Life, a wholly-owned subsidiary of AEFC, is the investment manager and distributor for each of the Annuity Funds. AEFA, a wholly-owned subsidiary of AEFC, is the distributor for each of the Retail Funds. The address for AEFC, IDS Life and AEFA is IDS Tower 10, Minneapolis, MN 55440-0010. AEFC is a wholly-owned subsidiary of American Express, World Financial Center, New York, NY 10285.

PRESIDENT AND BOARD OF DIRECTORS OF AEFC. David R. Hubers is President and Chief Executive Officer of AEFC. The following individuals are directors of AEFC. Except as otherwise noted, each director is an officer of AEFC located at IDS Tower 10, Minneapolis, MN 55440-0010. Directors: Peter J. Anderson, Karl J. Breyer, James E. Choat, Gordon L. Eid, Harvey Golub (Chairman, American Express, New York, NY), David R. Hubers, Marietta L. Johns, Susan D. Kinder, Richard W. Kling, Steven C. Kumagai, Peter A. Lefferts, Douglas A. Lennick, Jonathan S. Linen (Vice Chairman, American Express, New York, NY), Barry J. Murphy, Erven A. Samsel, Norman Weaver, Jr., Michael R. Woodward.

PRESIDENT AND BOARD OF DIRECTORS OF IDS LIFE. Richard W. Kling is President of IDS Life. The following individuals are directors of IDS Life. Each director is an officer of AEFC located at IDS Tower 10, Minneapolis, MN 55440-0010.
Directors: David R. Hubers, Richard W. Kling, Paul F. Kolkman, Paula R. Meyer, James A. Mitchell, Barry J. Murphy, Stuart A. Sedlacek.

            TABLE D-1A. ACTUAL AND PRO FORMA FUND EXPENSES - CLASS A
                      (as a % of average daily net assets)

This table shows how expenses appear in the prospectus fee table. If shareholders approve Proposal 4, the Fund will discontinue the Shareholder Service Agreement and enter into a distribution plan. As a result, expenses will move from one heading to another. Expenses for the last fiscal year paid under the Shareholder Service Agreement are shown in the Actual column under the heading "Other Expenses". If that agreement is discontinued, those expenses will decrease as shown in the Pro Forma column under "Other Expenses". On the other hand, fees under the distribution plan will increase as shown under the heading "Distribution".

                                                                                                                   TOTAL FUND
                                                                                           OTHER                   OPERATING
                                     MANAGEMENT               DISTRIBUTION               EXPENSES*                  EXPENSES
                                     AGREEMENT          ------------------------  ------------------------  ------------------------
                              ------------------------                   Pro                       Pro                       Pro
ANNUAL OPERATING EXPENSES       Actual                    Actual        Forma       Actual        Forma       Actual        Forma
----------------------------  -----------               -----------  -----------  -----------  -----------  -----------  -----------
                                               Pro
                                              Forma
                                           -----------
RETAIL FUNDS:
Blue Chip Advantage                 0.38%        0.48%        0.00%        0.25%        0.40%        0.27%        0.78%        1.00%
Bond                                0.48         0.48         0.00         0.25         0.35         0.21         0.83         0.94
California Tax-Exempt               0.47         0.47         0.00         0.25         0.28         0.12         0.75         0.84
Cash Management                     0.27         0.32         0.00         0.00         0.29         0.33         0.56         0.65
Discovery                           0.64         0.64         0.00         0.25         0.39         0.26         1.03         1.15
Diversified Equity Income           0.49         0.45         0.00         0.25         0.37         0.23         0.86         0.93
Emerging Markets                    1.09         1.15         0.00         0.25         0.84         0.75         1.93         2.15
Equity Select                       0.52         0.60         0.00         0.25         0.30         0.15         0.82         1.00
Equity Value                        0.49         0.48         0.00         0.25         0.36         0.22         0.85         0.95
Extra Income                        0.56         0.56         0.00         0.25         0.33         0.18         0.89         0.99
Federal Income                      0.50         0.50         0.00         0.25         0.36         0.21         0.86         0.96
Global Balanced                     0.79         0.80         0.00         0.25         0.74         0.62         1.53         1.67
Global Bond                         0.74         0.74         0.00         0.25         0.42         0.29         1.16         1.28
Global Growth                       0.75         0.75         0.00         0.25         0.47         0.35         1.22         1.35
Growth                              0.53         0.53         0.00         0.25         0.34         0.20         0.87         0.98
High Yield Tax-Exempt               0.44         0.44         0.00         0.25         0.26         0.10         0.70         0.79
Insured Tax-Exempt                  0.45         0.45         0.00         0.25         0.28         0.12         0.73         0.82
Intermediate Tax-Exempt             0.45         0.45         0.00         0.25         0.51         0.35         0.96         1.05
International                       0.74         0.74         0.00         0.25         0.52         0.40         1.26         1.39
Managed Allocation                  0.44         0.44         0.00         0.25         0.36         0.22         0.80         0.91
Massachusetts Tax-Exempt            0.47         0.47         0.00         0.25         0.35         0.19         0.82         0.91
Michigan Tax-Exempt                 0.47         0.47         0.00         0.25         0.35         0.19         0.82         0.91
Minnesota Tax-Exempt                0.46         0.46         0.00         0.25         0.29         0.13         0.75         0.84
Mutual                              0.47         0.47         0.00         0.25         0.33         0.19         0.80         0.91
New Dimensions                      0.50         0.50         0.00         0.25         0.32         0.17         0.82         0.92
New York Tax-Exempt                 0.47         0.47         0.00         0.25         0.32         0.16         0.79         0.88
Ohio Tax-Exempt                     0.47         0.47         0.00         0.25         0.36         0.20         0.83         0.92
Precious Metals                     0.76         0.76         0.00         0.25         0.75         0.66         1.51         1.67
Progressive                         0.61         0.61         0.00         0.25         0.41         0.27         1.02         1.13

                                                                                                                   TOTAL FUND
                                                                                           OTHER                   OPERATING
                                     MANAGEMENT               DISTRIBUTION               EXPENSES*                  EXPENSES
                                     AGREEMENT          ------------------------  ------------------------  ------------------------
                              ------------------------                   Pro                       Pro                       Pro
ANNUAL OPERATING EXPENSES       Actual                    Actual        Forma       Actual        Forma       Actual        Forma
----------------------------  -----------               -----------  -----------  -----------  -----------  -----------  -----------
                                               Pro
                                              Forma
                                           -----------
Research Opportunities              0.64%        0.61%        0.00%        0.25%        0.48%        0.36%        1.12%        1.22%
Selective                           0.51         0.51         0.00         0.25         0.35         0.21         0.86         0.97
Small Company Index                 0.33         0.37         0.00         0.25         0.67         0.56         1.00         1.18
Stock                               0.46         0.46         0.00         0.25         0.31         0.16         0.77         0.87
Strategy Aggressive                 0.60         0.55         0.00         0.25         0.41         0.28         1.01         1.08
Tax-Exempt Bond                     0.45         0.45         0.00         0.25         0.28         0.12         0.73         0.82
Tax-Free Money                      0.31         0.36         0.00         0.00         0.23         0.25         0.54         0.61
Utilities Income                    0.52         0.61         0.00         0.25         0.34         0.20         0.86         1.06

ANNUITY FUNDS:
Life Aggressive Growth              0.60         0.60         0.00         0.13         0.06         0.06         0.66         0.79
Life Capital Resource               0.61         0.61         0.00         0.13         0.05         0.05         0.66         0.79
Life Global Yield                   0.85         0.85         0.00         0.13         0.10         0.10         0.95         1.08
Life Growth Dimensions              0.63         0.63         0.00         0.13         0.06         0.06         0.69         0.82
Life Income Advantage               0.63         0.63         0.00         0.13         0.06         0.06         0.69         0.82
Life International Equity           0.83         0.83         0.00         0.13         0.11         0.11         0.94         1.07
Life Managed                        0.59         0.59         0.00         0.13         0.05         0.05         0.64         0.77
Life Moneyshare                     0.52         0.52         0.00         0.13         0.05         0.05         0.57         0.70
Life Special Income                 0.61         0.61         0.00         0.13         0.06         0.06         0.67         0.80

*For the Retail Funds, other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Pro forma numbers reflect a $4 per account increase in the transfer agency fee effective Feb. 1, 1999.

 For the Annuity Funds, other expenses include an administrative services fee and other nonadvisory expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost investing in other mutual funds. Assume you invest $10,000 and the Fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                     1 YEAR                 3 YEARS               5 YEARS               10 YEARS
                            ------------------------  --------------------  --------------------  --------------------
                                             Pro                    Pro                   Pro                   Pro
                              Actual        Forma      Actual      Forma     Actual      Forma     Actual      Forma
                            -----------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
RETAIL FUNDS:
Blue Chip Advantage          $     576    $     597   $     737  $     803  $     912  $   1,026  $   1,422  $   1,668
Bond                               580          591         752        785        938        995      1,478      1,601
California Tax-Exempt              573          581         728        755        897        943      1,388      1,489
Cash Management                     57           66         180        208        313        363        705        814
Discovery                          600          611         812        847      1,041      1,102      1,701      1,832
Diversified Equity Income          583          590         761        782        954        990      1,512      1,590

                                     1 YEAR                 3 YEARS               5 YEARS               10 YEARS
                            ------------------------  --------------------  --------------------  --------------------
                                             Pro                    Pro                   Pro                   Pro
                              Actual        Forma      Actual      Forma     Actual      Forma     Actual      Forma
                            -----------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
Emerging Markets             $     686    $     707   $   1,076  $   1,140  $   1,491  $   1,597  $   2,646  $   2,863
Equity Select                      580          597         750        803        933      1,026      1,467      1,668
Equity Value                       582          592         758        788        949      1,000      1,501      1,612
Extra Income                       586          596         770        800        969      1,021      1,545      1,657
Federal Income                     583          593         761        791        954      1,005      1,512      1,623
Global Balanced                    648          661         959      1,000      1,293      1,363      2,237      2,382
Global Bond                        612          624         850        886      1,107      1,168      1,843      1,973
Global Growth                      618          631         868        907      1,138      1,203      1,908      2,047
Growth                             584          595         764        797        959      1,015      1,523      1,646
High Yield Tax-Exempt              568          577         713        740        871        918      1,331      1,433
Insured Tax-Exempt                 571          580         722        749        886        933      1,365      1,467
Intermediate Tax-Exempt            593          602         791        818      1,005      1,051      1,623      1,723
International                      622          634         880        918      1,158      1,223      1,951      2,090
Managed Allocation                 578          588         743        776        923        979      1,444      1,568
Massachusetts Tax-Exempt           580          588         749        776        933        979      1,467      1,568
Michigan Tax-Exempt                580          588         749        776        933        979      1,467      1,568
Minnesota Tax-Exempt               573          581         728        755        897        943      1,388      1,489
Mutual                             578          588         743        776        923        979      1,444      1,568
New Dimensions                     580          589         749        779        933        985      1,467      1,579
New York Tax-Exempt                577          585         740        767        918        964      1,433      1,534
Ohio Tax-Exempt                    580          589         752        779        938        985      1,478      1,579
Precious Metals                    646          661         954      1,000      1,283      1,363      2,216      2,382
Progressive                        599          609         809        841      1,036      1,092      1,690      1,810
Research Opportunities             608          618         838        868      1,087      1,138      1,800      1,908
Selective                          583          594         761        794        954      1,010      1,512      1,634
Small Company Index                597          614         803        856      1,026      1,117      1,668      1,865
Stock                              575          584         734        764        907        959      1,410      1,523
Strategy Aggressive                598          605         806        827      1,031      1,067      1,679      1,756
Tax-Exempt Bond                    571          580         722        749        886        933      1,365      1,467
Tax-Free Money                      55           62         173        196        302        341        680        766
Utilities Income                   583          603         761        821        954      1,056      1,512      1,734

ANNUITY FUNDS:
Life Aggressive Growth              67           81         211        253        368        440        826        982
Life Capital Resource               67           81         211        253        368        440        826        982
Life Global Yield                   97          110         303        344        526        596      1,171      1,322
Life Growth Dimensions              70           84         221        262        385        456        862      1,018
Life Income Advantage               70           84         221        262        385        456        862      1,018
Life International Equity           96          109         300        341        521        591      1,159      1,310
Life Managed                        65           79         205        246        357        429        802        958
Life Moneyshare                     58           72         183        224        319        390        717        874
Life Special Income                 68           82         215        256        374        445        838        994

            TABLE D-1B. ACTUAL AND PRO FORMA FUND EXPENSES - CLASS B
                      (as a % of average daily net assets)

This table shows how expenses appear in the prospectus fee table. If shareholders approve Proposal 4, the Fund will discontinue the Shareholder Service Agreement and enter into a distribution plan. As a result, expenses will move from one heading to another. Expenses for the last fiscal year paid under the Shareholder Service Agreement are shown in the Actual column under the heading "Other Expenses". If that agreement is discontinued, those expenses will decrease as shown in the Pro Forma column under "Other Expenses". On the other hand, fees under the distribution plan will increase as shown under the heading "Distribution".

                                                                                                                 TOTAL FUND
                                                                                                OTHER             OPERATING
                                          MANAGEMENT               DISTRIBUTION               EXPENSES*           EXPENSES
                                          AGREEMENT          ------------------------  ------------------------  -----------
                                   ------------------------                   Pro                       Pro
ANNUAL OPERATING EXPENSES            Actual                    Actual        Forma       Actual        Forma       Actual
---------------------------------  -----------               -----------  -----------  -----------  -----------  -----------
                                                    Pro
                                                   Forma
                                                -----------
Blue Chip Advantage                      0.38%        0.48%        0.75%        1.00%        0.41%        0.28%        1.54%
Bond                                     0.48         0.48         0.75         1.00         0.36         0.22         1.59
California Tax-Exempt                    0.47         0.47         0.75         1.00         0.28         0.12         1.50
Cash Management                          0.27         0.32         0.75         0.75         0.30         0.34         1.32
Discovery                                0.64         0.64         0.75         1.00         0.40         0.27         1.79
Diversified Equity Income                0.49         0.45         0.75         1.00         0.38         0.24         1.62
Emerging Markets                         1.09         1.15         0.75         1.00         0.87         0.78         2.71
Equity Select                            0.52         0.60         0.75         1.00         0.31         0.16         1.58
Equity Value                             0.49         0.48         0.75         1.00         0.37         0.23         1.61
Extra Income                             0.56         0.56         0.75         1.00         0.34         0.19         1.65
Federal Income                           0.50         0.50         0.75         1.00         0.36         0.21         1.61
Global Balanced                          0.79         0.80         0.75         1.00         0.75         0.63         2.29
Global Bond                              0.74         0.74         0.75         1.00         0.43         0.30         1.92
Global Growth                            0.75         0.75         0.75         1.00         0.49         0.37         1.99
Growth                                   0.53         0.53         0.75         1.00         0.35         0.21         1.63
High Yield Tax-Exempt                    0.44         0.44         0.75         1.00         0.26         0.10         1.45
Insured Tax-Exempt                       0.45         0.45         0.75         1.00         0.29         0.13         1.49
Intermediate Tax-Exempt                  0.45         0.45         0.75         1.00         0.51         0.35         1.71
International                            0.74         0.74         0.75         1.00         0.53         0.41         2.02
Managed Allocation                       0.44         0.44         0.75         1.00         0.37         0.23         1.56
Massachusetts Tax-Exempt                 0.47         0.47         0.75         1.00         0.35         0.19         1.57
Michigan Tax-Exempt                      0.47         0.47         0.75         1.00         0.35         0.19         1.57
Minnesota Tax-Exempt                     0.46         0.46         0.75         1.00         0.29         0.13         1.50
Mutual                                   0.47         0.47         0.75         1.00         0.34         0.20         1.56
New Dimensions                           0.50         0.50         0.75         1.00         0.33         0.19         1.58
New York Tax-Exempt                      0.47         0.47         0.75         1.00         0.33         0.17         1.55
Ohio Tax-Exempt                          0.47         0.47         0.75         1.00         0.37         0.21         1.59
Precious Metals                          0.76         0.76         0.75         1.00         0.77         0.68         2.28
Progressive                              0.61         0.61         0.75         1.00         0.42         0.29         1.78
Research Opportunities                   0.64         0.61         0.75         1.00         0.49         0.37         1.88


                                       Pro
ANNUAL OPERATING EXPENSES             Forma
---------------------------------  -----------

Blue Chip Advantage                      1.76%
Bond                                     1.70
California Tax-Exempt                    1.59
Cash Management                          1.41
Discovery                                1.91
Diversified Equity Income                1.69
Emerging Markets                         2.93
Equity Select                            1.76
Equity Value                             1.71
Extra Income                             1.75
Federal Income                           1.71
Global Balanced                          2.43
Global Bond                              2.04
Global Growth                            2.12
Growth                                   1.74
High Yield Tax-Exempt                    1.54
Insured Tax-Exempt                       1.58
Intermediate Tax-Exempt                  1.80
International                            2.15
Managed Allocation                       1.67
Massachusetts Tax-Exempt                 1.66
Michigan Tax-Exempt                      1.66
Minnesota Tax-Exempt                     1.59
Mutual                                   1.67
New Dimensions                           1.69
New York Tax-Exempt                      1.64
Ohio Tax-Exempt                          1.68
Precious Metals                          2.44
Progressive                              1.90
Research Opportunities                   1.98

                                                                                                                 TOTAL FUND
                                                                                                OTHER             OPERATING
                                          MANAGEMENT               DISTRIBUTION               EXPENSES*           EXPENSES
                                          AGREEMENT          ------------------------  ------------------------  -----------
                                   ------------------------                   Pro                       Pro
ANNUAL OPERATING EXPENSES            Actual                    Actual        Forma       Actual        Forma       Actual
---------------------------------  -----------               -----------  -----------  -----------  -----------  -----------
                                                    Pro
                                                   Forma
                                                -----------
Selective                                0.51%        0.51%        0.75%        1.00%        0.36%        0.22%        1.62%
Small Company Index                      0.33         0.37         0.75         1.00         0.68         0.57         1.76
Stock                                    0.46         0.46         0.75         1.00         0.32         0.18         1.53
Strategy Aggressive                      0.60         0.55         0.75         1.00         0.42         0.29         1.77
Tax-Exempt Bond                          0.45         0.45         0.75         1.00         0.28         0.12         1.48
Utilities Income                         0.52         0.61         0.75         1.00         0.35         0.21         1.62


                                       Pro
ANNUAL OPERATING EXPENSES             Forma
---------------------------------  -----------

Selective                                1.73%
Small Company Index                      1.94
Stock                                    1.64
Strategy Aggressive                      1.84
Tax-Exempt Bond                          1.57
Utilities Income                         1.82

*Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Pro forma numbers reflect a $4 per account increase in the transfer agency fee effective Feb. 1, 1999.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost investing in other mutual funds. Assume you invest $10,000 and the Fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current Agreements and your costs if the proposed changes had been in effect:

                                        1 YEAR                  3 YEARS                 5 YEARS                 10 YEARS
                               ------------------------  ----------------------  ----------------------  ----------------------
                                                Pro                     Pro                     Pro                     Pro
                                 Actual        Forma      Actual       Forma      Actual       Forma      Actual       Forma
                               -----------  -----------  ---------  -----------  ---------  -----------  ---------  -----------
Blue Chip Advantage             $     657    $     679   $     887   $     954   $   1,040   $   1,155   $   1,634   $   1,877
Bond                                  662          673         902         936       1,067       1,124       1,689       1,811
California Tax-Exempt                 653          662         874         902       1,019       1,067       1,592       1,692
Cash Management                       634          644         819         847         924         972       1,385       1,487
Discovery                             682          694         964       1,000       1,171       1,233       1,635       2,039
Diversified Equity Income             665          672         911         933       1,082       1,119       1,723       1,800
Emerging Markets                      774          796       1,242       1,307       1,635       1,743       2,857       3,071
Equity Select                         661          679         899         954       1,061       1,155       1,678       1,877
Equity Value                          664          674         908         939       1,077       1,129       1,712       1,822
Extra Income                          668          678         921         951       1,098       1,150       1,756       1,866
Federal Income                        664          674         908         939       1,077       1,129       1,712       1,825
Global Balanced                       732          746       1,116       1,158       1,426       1,496       2,439       2,582
Global Bond                           695          707       1,003       1,040       1,238       1,299       2,050       2,178
Global Growth                         702          715       1,025       1,064       1,274       1,340       2,122       2,260
Growth                                666          677         914         948       1,088       1,145       1,734       1,855
High Yield Tax-Exempt                 648          657         859         887         993       1,040       1,535       1,636
Insured Tax-Exempt                    652          661         871         899       1,014       1,061       1,578       1,678
Intermediate Tax-Exempt               674          683         939         967       1,129       1,176       1,825       1,923
International                         705          718       1,034       1,073       1,289       1,355       2,157       2,294
Managed Allocation                    659          670         893         927       1,051       1,108       1,656       1,778
Massachusetts Tax-Exempt              660          669         896         924       1,056       1,103       1,670       1,770
Michigan Tax-Exempt                   660          669         896         924       1,056       1,103       1,670       1,770

                                        1 YEAR                  3 YEARS                 5 YEARS                 10 YEARS
                               ------------------------  ----------------------  ----------------------  ----------------------
                                                Pro                     Pro                     Pro                     Pro
                                 Actual        Forma      Actual       Forma      Actual       Forma      Actual       Forma
                               -----------  -----------  ---------  -----------  ---------  -----------  ---------  -----------
Minnesota Tax-Exempt            $     653    $     662   $     874   $     902   $   1,019   $   1,067   $   1,592   $   1,692
Mutual                                659          670         893         927       1,051       1,108       1,656       1,778
New Dimensions                        661          672         899         933       1,061       1,019       1,678       1,797
New York Tax-Exempt                   658          667         890         918       1,046       1,093       1,645       1,745
Ohio Tax-Exempt                       662          671         902         930       1,067       1,114       1,689       1,789
Precious Metals                       731          747       1,113       1,161       1,421       1,501       2,426       2,590
Progressive                           681          693         961         997       1,165       1,227       1,898       2,026
Research Opportunities                691          701         991       1,022       1,217       1,268       2,007       2,114
Selective                             665          676         911         945       1,082       1,140       1,723       1,844
Small Company Index                   679          697         954       1,009       1,155       1,248       1,877       2,071
Stock                                 656          667         884         918       1,035       1,093       1,622       1,742
Strategy Aggressive                   680          687         957         979       1,160       1,196       1,888       1,964
Tax-Exempt Bond                       651          660         868         896       1,009       1,056       1,569       1,670
Utilities Income                      665          685         911         973       1,082       1,186       1,723       1,942

            TABLE D-1Y. ACTUAL AND PRO FORMA FUND EXPENSES - CLASS Y
                      (as a % of average daily net assets)

                                                                                                                 TOTAL FUND
                                                                                         OTHER                   OPERATING
                                   MANAGEMENT               DISTRIBUTION               EXPENSES*                  EXPENSES
                                   AGREEMENT          ------------------------  ------------------------  ------------------------
                            ------------------------                   Pro                       Pro                       Pro
ANNUAL OPERATING EXPENSES     Actual                    Actual        Forma       Actual        Forma       Actual        Forma
--------------------------  -----------               -----------  -----------  -----------  -----------  -----------  -----------
                                             Pro
                                            Forma
                                         -----------
Blue Chip Advantage               0.38%        0.48%        0.00%        0.00%        0.33%        0.35%        0.71%        0.83%
Bond                              0.48         0.48         0.00         0.00         0.28         0.29         0.76         0.77
Cash Management                   0.27         0.32         0.00         0.00         0.29         0.31         0.56         0.63
Discovery                         0.64         0.64         0.00         0.00         0.32         0.34         0.96         0.98
Diversified Equity Income         0.49         0.45         0.00         0.00         0.29         0.31         0.78         0.76
Emerging Markets                  1.09         1.15         0.00         0.00         0.77         0.81         1.86         1.96
Equity Select                     0.52         0.60         0.00         0.00         0.23         0.24         0.75         0.84
Equity Value                      0.49         0.48         0.00         0.00         0.27         0.29         0.76         0.77
Extra Income                      0.56         0.56         0.00         0.00         0.26         0.27         0.82         0.83
Federal Income                    0.50         0.50         0.00         0.00         0.28         0.29         0.78         0.79
Global Balanced                   0.79         0.80         0.00         0.00         0.67         0.70         1.46         1.50
Global Bond                       0.74         0.74         0.00         0.00         0.35         0.37         1.09         1.11
Global Growth                     0.75         0.75         0.00         0.00         0.40         0.42         1.15         1.17
Growth                            0.53         0.53         0.00         0.00         0.27         0.28         0.80         0.81
High Yield Tax-Exempt             0.44         0.44         0.00         0.00         0.18         0.19         0.62         0.63
Insured Tax-Exempt                0.45         0.45         0.00         0.00         0.20         0.21         0.65         0.66
Intermediate Tax-Exempt           0.45         0.45         0.00         0.00         0.43         0.44         0.88         0.89
International                     0.74         0.74         0.00         0.00         0.44         0.47         1.18         1.21
Managed Allocation                0.44         0.44         0.00         0.00         0.28         0.29         0.72         0.73
Mutual                            0.47         0.47         0.00         0.00         0.26         0.27         0.73         0.74
New Dimensions                    0.50         0.50         0.00         0.00         0.25         0.26         0.75         0.76
Precious Metals                   0.76         0.76         0.00         0.00         0.67         0.71         1.43         1.47
Progressive                       0.61         0.61         0.00         0.00         0.34         0.36         0.95         0.97
Research Opportunities            0.64         0.61         0.00         0.00         0.41         0.43         1.05         1.04
Selective                         0.51         0.51         0.00         0.00         0.28         0.29         0.79         0.80
Small Company Index               0.33         0.37         0.00         0.00         0.59         0.62         0.92         0.99
Stock                             0.46         0.46         0.00         0.00         0.24         0.25         0.70         0.71
Strategy Aggressive               0.60         0.55         0.00         0.00         0.33         0.35         0.93         0.90
Tax-Exempt Bond                   0.45         0.45         0.00         0.00         0.18         0.19         0.63         0.64
Utilities Income                  0.52         0.61         0.00         0.00         0.27         0.28         0.79         0.89

*Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Pro forma numbers reflect a $2 per account increase in the transfer agency fee effective April 1, 1999.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost investing in other mutual funds. Assume you invest $10,000 and the Fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current Agreements and your costs if the proposed changes had been in effect:

                                   1 YEAR                   3 YEARS                  5 YEARS                10 YEARS
                          ------------------------  ------------------------  ----------------------  --------------------
                                           Pro                       Pro                     Pro                    Pro
                            Actual        Forma       Actual        Forma      Actual       Forma      Actual      Forma
                          -----------  -----------  -----------  -----------  ---------  -----------  ---------  ---------
Blue Chip Advantage        $      73    $      85    $     227    $     265   $     396   $     461   $     886  $   1,029
Bond                              78           79          243          247         423         429         946        958
Cash Management                   57           64          180          202         313         352         704        790
Discovery                         98          100          306          312         532         543       1,183      1,206
Diversified Equity
  Income                          80           78          249          243         434         423         970        946
Emerging Markets                 189          199          585          616       1,007       1,058       2,185      2,290
Equity Select                     77           86          240          268         418         467         934      1,041
Equity Value                      78           79          243          246         423         429         946        958
Extra Income                      84           85          262          265         456         461       1,018      1,029
Federal Income                    80           81          249          253         434         440         970        982
Global Balanced                  149          153          462          474         798         819       1,751      1,796
Global Bond                      111          113          347          353         602         612       1,333      1,356
Global Growth                    117          119          366          372         634         645       1,402      1,425
Growth                            82           83          255          259         445         450         994      1,006
High Yield Tax-Exempt             63           64          199          202         346         352         778        790
Insured Tax-Exempt                66           67          208          211         363         368         814        826
Intermediate Tax-Exempt           90           91          281          284         488         494       1,089      1,100
International                    120          123          375          384         650         666       1,437      1,471
Managed Allocation                74           75          230          234         401         407         898        910
Mutual                            75           76          234          237         407         412         910        922
New Dimensions                    77           78          240          243         418         423         934        946
Precious Metals                  146          150          453          465         783         804       1,718      1,762
Progressive                       97           99          303          309         526         537       1,171      1,194
Research Opportunities           107          106          334          331         580         575       1,287      1,276
Selective                         81           82          253          256         440         445         982        994
Small Company Index               94          101          294          316         510         548       1,136      1,218
Stock                             72           73          224          227         390         396         874        886
Strategy Aggressive               95           92          297          287         516         499       1,147      1,112
Tax-Exempt Bond                   64           65          202          205         352         357         790        802
Utilities Income                  81           91          253          284         440         494         982      1,100

         TABLE D-2. PRO FORMA EXPENSE RATIO COMPARED TO SIMILAR FUNDS*
                    (higher number indicates lower expenses)

This table shows how the Fund's expenses rank compared to a group of similar funds. A higher number indicates lower expenses. For example, Managed Allocation would rank 19 out of 20 similar funds -- only one fund in the group has lower expenses.

             FUND                  RANKING
-------------------------------  -----------
Blue Chip Advantage............       19/34
Bond...........................       33/51
California Tax-Exempt..........       13/32
Cash Management................       31/54
Discovery......................       23/48
Diversified Equity Income......       21/27
Emerging Markets...............       13/57
Equity Select..................       46/59
Equity Value...................       48/61
Extra Income...................       14/27
Federal Income.................       13/25
Global Balanced................       30/37
Global Bond....................       16/35
Global Growth..................       26/38
Growth.........................       17/32
High Yield Tax-Exempt..........       29/52
Insured Tax-Exempt.............       12/17
Intermediate Tax-Exempt........        9/43
International..................       19/24

             FUND                  RANKING
-------------------------------  -----------
Managed Allocation.............       19/20
Massachusetts Tax-Exempt.......       10/20
Michigan Tax-Exempt............        9/18
Minnesota Tax-Exempt...........       12/17
Mutual.........................       30/32
New Dimensions.................       27/40
New York Tax-Exempt............       12/22
Ohio Tax-Exempt................        6/17
Precious Metals................        8/14
Progressive....................       29/32
Research Opportunities.........       35/94
Selective......................       18/38
Small Company Index............        1/15
Stock..........................       25/31
Strategy Aggressive............       56/73
Tax-Exempt Bond................      62/110
Tax-Free Money.................       69/78
Utilities Income...............       20/26

*The rankings are based on expenses of Class A. Shareholders of Class B and Class Y should refer to the Class A ranking for comparison purposes. The ranking is based on the Fund's total expenses assuming that shareholders approve the proposed distribution plan, transfer agency fees are increased and management fees are changed as described in this proxy statement. The ranking information was supplied by Lipper, a company not affiliated with the Fund or AEFC. Lipper is the leading provider of data and analyses on the investment company business. Lipper developed the comparison group (the "universe") by selecting funds with similar investment objectives, as categorized by Lipper, and similar asset size.

                                                       PRO FORMA       CATEGORY AVERAGE
                  ANNUITY FUND                       EXPENSE RATIO      EXPENSE RATIO*
-------------------------------------------------  -----------------  -------------------
Life Aggressive Growth...........................           0.79%               0.91%
Life Capital Resource............................           0.79                0.86
Life Global Yield................................           1.08                1.03
Life Growth Dimensions...........................           0.82                0.86
Life Income Advantage............................           0.82                0.82
Life International Equity........................           1.07                1.19
Life Managed.....................................           0.77                0.84
Life Moneyshare..................................           0.70                0.52
Life Special Income..............................           0.80                0.75

*Category average expense ratio information was supplied by Variable Annuity
 Research and Development Service ("VARDS"), a company not affiliated with the Fund or AEFC. VARDS developed the category average by selecting funds with similar investment objectives, as described in the funds' prospectuses. Categories contain between 10 and 573 funds. The average category size is 232 funds.

                        TABLE D-3. FUND MANAGEMENT FEES

------------------------------------------------------------------
    RETAIL FUNDS       MANAGEMENT FEE (annual rate; in billions)
------------------------------------------------------------------
Blue Chip Advantage   First $.25 - .44%; next $.25 - .415%; next
                      $.25 - .39%; next $.25 - .365%; over $1 -
                      .34%
------------------------------------------------------------------

Bond                  First $1 - .52%; next $1 - .495%; next $1 -
Federal Income(1)     .47%; next $3 - .445%; next $3 - .42%; over
Selective(1)          $9 - .395%
------------------------------------------------------------------

California            First $.25 - .47%; next $.25 - .445%; next
Tax-Exempt            $.25 - .42%; next $.25 - .405%; over $1 -
Massachusetts Tax-    .38%
Exempt
Michigan Tax-Exempt
Minnesota Tax-Exempt
Ohio Tax-Exempt
New York Tax-Exempt
------------------------------------------------------------------

Cash Management       First $1 - .31%; next $.5 - .293%; next $.5
Tax-Free Money        - .275%; next $.5 - .258%; over $2.5 - .24%
------------------------------------------------------------------

Discovery(2)          First $.25 - .64%; next $.25 - .615%; next
Progressive(2)        $.25 - .59%; next $.25 - .565%; next $1 -
                      .54%; over $2 - .515%
------------------------------------------------------------------

Diversified Equity    First $.5 - .53%; next $.5 - .505%; next $1
Income(1)             - .48%; next $1 - .455%; next $3 - .43%;
Equity Select(2)      over $6 - .40%
Equity Value
Managed
Allocation(1,2,3)
Stock(1,2)
Utilities Income
------------------------------------------------------------------

Extra Income(1)       First $1 - .59%; next $1 - .565%; next $1 -
                      .54%; next $3 - .515%; next $3 - .49%; over
                      $9 - .465%
------------------------------------------------------------------

Emerging              First $.25 - 1.10%; next $.25 - 1.08%; next
Markets(1,5)          $.25 - 1.06%; next $.25 - 1.04%; next $1
                      -1.02%; over $2 - 1.0%
------------------------------------------------------------------

Global Balanced(4,6 ) First $.25 - .79%; next $.25 - .765%; next
                      $.25 - .74%; next $.25 - .715%; next $1 -
                      .69%; over $2 - .665%
------------------------------------------------------------------

Global Bond(1)        First $.25 - .77%; next $.25 - .745%; next
                      $.25 - .72%; next $.25 - .695%; over $1 -
                      .67%
------------------------------------------------------------------

------------------------------------------------------------------
    RETAIL FUNDS       MANAGEMENT FEE (annual rate; in billions)
------------------------------------------------------------------
Global Growth(1,4)    First $.25 - .80%; next $.25 - .775%; next
Internationa1(2,4)    $.25 - .75%; next $.25 - .725%; next $1 -
Precious Metals(2)    .70%; over $2 - .675%
------------------------------------------------------------------

Growth(1,2)           First $1 - .60%; next $1 - .575%; next $1 -
Strategy              .55%; next $3 - .525%; over $6 - .50%
Aggressive(3)
------------------------------------------------------------------

High Yield            First $1 - .49%; next $1 - .465%; next $1 -
Tax-Exempt(1)         .44%; next $3 - .415%; next $3 - .39%; over
                      $9 - .36%
------------------------------------------------------------------

Insured Tax-Exempt    First $1 - .45%; next $1 - .425%; next $1 -
Intermediate Tax-     .40%; next $3 - .375%; over $6 - .35%
Exempt(7)
Tax-Exempt Bond
------------------------------------------------------------------

Mutua1(1,2)           First $1 - .53%; next $1 - .505%; next $1 -
                      .48%; next $3 - .455%; over $6 - .43%
------------------------------------------------------------------

New Dimensions(1,2)   First $1 - .60%; next $1 - .575%; next $1 -
                      .55%; next $3 - .525%; next $6 - .50%; over
                      $12 - .49%
------------------------------------------------------------------

Research              First $.25 - .65%; next $.25 - .625%; next
Opportunities(1)      $.50 - .60%; next $1 - .575%; next $1 -
                      .55%; next $3 - .525%; over $6 - .50%
------------------------------------------------------------------

Small Company         First $.25 - .38%; next $.25 - .37%; next
Index(8)              $.25 - .36%; next $.25 - .35%; over $1 -
                      .34%

------------------------------------------------------------------

(1)The Fund is part of the master/feeder structure. Management fees are paid by the Portfolio on behalf of the Fund.

(2)The Fund has a performance incentive adjustment based on its performance compared to a Lipper index of comparable funds over a rolling 12-month period.

(3)Under a subadvisory agreement with American Express Asset Management Group ("AEAMG"), AEFC pays AEAMG a fee equal on an annual basis to 0.35% of average daily net assets.

(4)Under a subadvisory agreement with American Express Asset Management International Inc. ("AEAMI"), AEFC pays AEAMI a fee equal on an annual basis to 0.35% of average daily net assets.

(5)Under a subadvisory agreement with AEAMI, AEFC pays AEAMI a fee equal on an annual basis to 0.50% of average daily net assets.

(6)Total fees and expenses have been capped at 1.5% through 10/31/99.

(7)Total fees and expenses have been capped at 0.9% through 11/30/99.

(8)Total fees and expenses have been capped at 1.0% through 1/31/00.

----------------------------------------------------------------------------------
      ANNUITY FUNDS                MANAGEMENT FEE (annual rate; in billions)
----------------------------------------------------------------------------------
Life Aggressive Growth(1  ) First $.25 - .65%; next $.25 - .635%; next $.25 - .62%;
                            next $.25 - .605%; next $1 - .59%; over $2 - .575%
-------------------------------------------------------------------------

Life Capital Resource(1   ) First $1 - .63%; next $1 - .615%; next $1 - .60%; next
Life Growth Dimensions(1  ) $3 - .585%; over $6 - .57%
-------------------------------------------------------------------------

Life Global Yield(1       ) First $.25 - .84%; next $.25 - .825%; next $.25 - .81%;
                            next $.25 - .795%; over $1 - .78%
-------------------------------------------------------------------------

Life Income Advantage(1   ) First $1 - .62%; next $1 - .605%; next $1 - .59%; next
                            $3 - .575%; next $3 - .56%; over $9 - .545%
-------------------------------------------------------------------------

Life International        ) First $.25 - .87%; next $.25 - .855%; next $.25 - .84%;
Equity(2                    next $.25 - .825%; next $1 - .81%; over $2 - .795%
-------------------------------------------------------------------------

Life Managed(1            ) First $.5 - .63%; next $.5 - .615%; next $1 - .60%;
                            next $1 - .585%; next $3 - .57%; over $6 - .55%
-------------------------------------------------------------------------

Life Moneyshare(1         ) First $1 - .51%; next $.5 - .493%; next $.5 - .475%;
                            next $.5 - .458%; over $2.5 - .44%
-------------------------------------------------------------------------

Life Special Income(1     ) First $1 - .61%; next $1 - .595%; next $1 - .58%; next
                            $3 - .565%; next $3 - .55%; over $9 - .535%

-------------------------------------------------------------------------

(1)Under an investment advisory agreement with AEFC, IDS Life pays AEFC a fee equal on an annual basis to 0.25% of average daily net assets.

(2)Under an investment advisory agreement with AEFC, IDS Life pays AEFC a fee equal on an annual basis to 0.35% of average daily net assets. Under a subadvisory agreement with AEAMI, AEFC pays AEAMI a fee equal on an annual basis to 0.35% of average daily net assets.

                       TABLE D-4. FUND SIZE AND 5% OWNERS
                              as of Jan. 31, 1999

           FUND                NET ASSETS     OUTSTANDING SHARES  5% OWNERS
---------------------------  ---------------  ------------------  ----------
RETAIL FUNDS:
Blue Chip Advantage:
      Class A                $ 1,862,701,271       156,768,832       None
      Class B                  1,108,899,093        94,082,982       None
      Class Y                    322,959,683        27,142,532       None
Bond:
      Class A                  2,781,631,067       542,284,888       None
      Class B                  1,151,316,616       224,449,238       None
      Class Y                    258,251,812        52,227,936       (1)
California Tax-Exempt:
      Class A                    256,785,314        47,314,217       None
      Class B                     18,913,413         3,486,783       None
Cash Management:
      Class A                  4,466,119,648     4,466,133,321       None
      Class B                    157,500,160       157,551,713       None
      Class Y                    118,536,357       118,572,637       (2)
Discovery:
      Class A                    850,331,336        78,894,093       None
      Class B                    158,872,177        15,213,145       None
      Class Y                     83,098,780         7,715,175       None
Diversified Equity Income:
      Class A                  2,053,425,109       218,870,893       None
      Class B                    595,174,308        63,422,115       None
      Class Y                     47,799,104         7,313,996       None
Emerging Markets:
      Class A                    187,956,322        51,493,865       None
      Class B                    100,559,466        27,968,575       None
      Class Y                         27,338             7,498       None
Equity Select:
      Class A                  1,164,755,900        78,564,594       None
      Class B                     92,695,779         6,377,509       None
      Class Y                        295,900            19,941       (3)
Equity Value:
      Class A                    922,746,116        82,673,244       None
      Class B                  1,695,022,337       151,883,445       None
      Class Y                      1,001,113            89,528       None
Extra Income:
      Class A                  2,790,359,571       701,126,770       None
      Class B                  1,020,523,380       256,445,028       None
      Class Y                      1,208,667           303,614       None

           FUND                NET ASSETS     OUTSTANDING SHARES  5% OWNERS
---------------------------  ---------------  ------------------  ----------
Federal Income:
      Class A                $ 1,653,889,353       326,458,955       None
      Class B                  1,363,715,724       269,188,861       None
      Class Y                    185,121,366        36,568,316       None
Global Balanced:
      Class A                     79,145,648        12,375,853       None
      Class B                     53,293,496         8,371,910       None
      Class Y                          1,338               209       None
Global Bond:
      Class A                    724,632,383       116,260,271       None
      Class B                    271,580,617        43,573,706       None
      Class Y                          5,384               864       None
Global Growth:
      Class A                  1,139,520,915       131,197,169       None
      Class B                    365,750,182        42,672,855       None
      Class Y                     24,617,049         2,831,212       (4)
Growth:
      Class A                  4,328,556,812       106,246,536       None
      Class B                  1,286,149,459        32,594,951       None
      Class Y                    769,890,318        19,361,441       (5)
High Yield Tax-Exempt:
      Class A                  5,795,966,759     1,235,042,959       None
      Class B                    290,045,219        61,807,892       None
      Class Y                         12,080             2,791       (6)
Insured Tax-Exempt:
      Class A                    462,804,316        81,501,573       None
      Class B                     55,931,561         9,850,592       None
      Class Y                          1,289               227       None
Intermediate Tax-Exempt:
      Class A                     24,097,450         4,637,972       None
      Class B                      7,679,704         1,473,391       None
      Class Y                          1,119               217       None
International:
      Class A                    865,320,322        73,379,029       None
      Class B                    413,506,014        35,207,796       None
      Class Y                     81,631,533         6,924,507       None
Managed Allocation:
      Class A                  2,378,268,978       222,254,104       None
      Class B                    275,550,528        25,928,798       None
      Class Y                    104,587,825         9,768,617       None
Massachusetts Tax-Exempt:
      Class A                     71,686,526        12,771,833       None
      Class B                     16,073,739         2,857,489       None

           FUND                NET ASSETS     OUTSTANDING SHARES  5% OWNERS
---------------------------  ---------------  ------------------  ----------
Michigan Tax-Exempt:
      Class A                $    78,370,271        14,005,593       None
      Class B                      6,107,195         1,091,420       None
Minnesota Tax-Exempt:
      Class A                    401,456,595        73,522,311       None
      Class B                     39,785,690         7,298,091       None
Mutual:
      Class A                  3,279,797,958       248,954,646       None
      Class B                    419,285,100        32,055,012       None
      Class Y                  1,382,091,585       104,852,543       None
New Dimensions:
      Class A                 12,485,497,384       415,786,808       None
      Class B                  3,347,326,341       113,457,420       None
      Class Y                  5,269,545,011       175,209,854       None
New York Tax-Exempt:
      Class A                    104,801,766        19,553,590       None
      Class B                     12,076,885         2,252,904       None
Ohio Tax-Exempt:
      Class A                     70,812,151        12,825,135       None
      Class B                      6,839,654         1,230,535       (7)
Precious Metals:
      Class A                     51,449,502         9,187,741       None
      Class B                      7,513,453         1,357,413       None
      Class Y                            761               136       None
Progressive:
      Class A                    474,400,512        64,164,826       None
      Class B                     96,590,477        13,287,294       None
      Class Y                      9,827,076         1,330,235       None
Research Opportunities:
      Class A                    405,322,578        52,287,661       None
      Class B                    230,289,545        30,299,714       None
      Class Y                        372,264            47,923       None
Selective:
      Class A                  1,236,203,998       132,719,516       None
      Class B                    194,783,235        20,912,796       None
      Class Y                    244,247,645        26,118,292       None
Small Company Index:
      Class A                    596,296,138        97,570,741       None
      Class B                    370,805,760        61,783,355       None
      Class Y                      1,843,411           301,133       None
Stock:
      Class A                  3,328,250,933       121,741,050       None
      Class B                    331,023,787        12,187,562       None
      Class Y                  1,159,002,597        42,486,070       None

           FUND                NET ASSETS     OUTSTANDING SHARES  5% OWNERS
---------------------------  ---------------  ------------------  ----------
Strategy Aggressive:
      Class A                $   631,222,993        26,539,190       None
      Class B                    851,799,903        37,126,050       None
      Class Y                          2,277                95       None
Tax-Exempt Bond:
      Class A                    990,918,962       236,146,978       None
      Class B                     38,661,778         9,211,920       None
      Class Y                         11,260             2,684       (8)

Tax-Free Money:                  169,351,838       169,834,948       None
Utilities Income:
      Class A                  1,201,059,615       127,147,819       None
      Class B                    337,168,356        35,699,113       None
      Class Y                        395,947            41,933       (9)

ANNUITY FUNDS:
Life Aggressive Growth         2,493,945,569       155,923,936       None
Life Capital Resource          5,872,130,686       172,912,003       None
Life Global Yield                208,970,117        19,690,493       None
Life Growth Dimensions         2,939,443,914       161,014,083       None
Life Income Advantage            598,767,561        66,233,206       None
Life International Equity      2,201,315,272       138,007,624       None
Life Managed                   5,289,615,521       275,100,401       None
Life Moneyshare                  528,383,277       528,428,088       None
Life Special Income            1,917,701,912       171,707,850       None

(1)Phifer Wire Products, American Express Trust Company 733 Marquette Ave., Minneapolis MN 55402, owns 2,846,918 shares (5.45%) of Class Y.

(2)PNC Bank, PNC Bank Two Oliver Plaza, 620 Liberty Ave., Pittsburgh PA 15222, owns 7,509,849 shares (6.33%) of Class Y.

(3)WMC & Co., 1900 Foshay Tower, 821 Marquette Ave., Minneapolis MN 55402, owns 13,792 shares (69.16%) of Class Y.

(4)Jet Aviation Holdings Inc., American Express Trust Company P.O. Box 534, Minneapolis MN 55440, owns 291,105 shares (10.28%) of Class Y.

(5)Kimberly-Clark Corporation, US Bank P.O. Box 64010, St. Paul MN 55164, owns 2,076,198 shares (10.74%) of Class Y.

(6)WMC & Co., 1900 Foshay Tower, 821 Marquette Ave., Minneapolis MN 55402, owns 2,791 shares (100.00%) of Class Y.

(7)George J. Barder Trust, 3695 Center Road, Brunswick OH 44212, owns 66,427 shares (5.40%) of Class B.

(8)WMC & Co., 1900 Foshay Tower, 821 Marquette Ave., Minneapolis MN 55402, owns 2,684 shares (100.00%) of Class Y.

(9)WMC & Co., 1900 Foshay Tower, 821 Marquette Ave., Minneapolis MN 55402, owns 4,376 shares (10.44%) of Class Y.

                 TABLE D-5. PLAN AND SHAREHOLDER SERVICE FEES*

                                          CLASS A                      CLASS B
                                ---------------------------  ---------------------------
                                                AGGREGATE                    AGGREGATE
                                                   FEE                          FEE
                                 AGGREGATE     (as a % of     AGGREGATE     (as a % of
                                    FEE          average         FEE          average
             FUND               (in dollars)   net assets)   (in dollars)   net assets)
------------------------------  ------------  -------------  ------------  -------------
Blue Chip Advantage             $  1,662,550        0.173%   $  4,368,530        0.922%
Bond                               4,686,759        0.173       9,286,159        0.925
California Tax-Exempt                410,510        0.173         114,455        0.922
Discovery                          1,649,649        0.173       1,205,018        0.924
Diversified Equity Income          3,349,345        0.173       4,308,604        0.924
Emerging Markets                     425,703        0.174       1,151,958        0.922
Equity Select                      1,766,901        0.172         562,310        0.925
Equity Value                       1,113,607        0.173      15,584,436        0.923
Extra Income                       4,999,691        0.173       7,678,938        0.922
Federal Income                     2,317,759        0.173       8,606,272        0.921
Global Balanced                       84,602        0.174         295,896        0.922
Global Bond                        1,269,000        0.173       2,285,572        0.922
Global Growth                      1,660,146        0.173       2,459,902        0.921
Growth                             5,770,742        0.173       7,807,201        0.924
High Yield Tax-Exempt              9,974,466        0.174       2,125,768        0.925
Insured Tax-Exempt                   797,021        0.173         349,150        0.923
Intermediate Tax-Exempt               33,631        0.175          59,162        0.925
International                      1,474,727        0.172       3,743,430        0.921
Managed Allocation                 4,420,478        0.173       2,427,724        0.924
Massachusetts Tax-Exempt             114,879        0.174          94,863        0.924
Michigan Tax-Exempt                  132,861        0.174          40,221        0.922
Minnesota Tax-Exempt                 662,340        0.174         242,780        0.924
Mutual                             5,588,730        0.171       3,015,696        0.924
New Dimensions                    16,191,476        0.173      18,258,044        0.924
New York Tax-Exempt                  185,919        0.173          80,926        0.924
Ohio Tax-Exempt                      117,144        0.174          39,650        0.925
Precious Metals                      116,374        0.170          74,784        0.923
Progressive                          888,778        0.172         738,479        0.924
Research Opportunities               478,985        0.174       1,317,622        0.925
Selective                          2,166,433        0.171       1,273,406        0.921
Small Company Index                  392,799        0.173       1,119,917        0.922
Stock                              5,115,762        0.170       2,269,419        0.924
Strategy Aggressive                  816,876        0.172       7,388,115        0.923
Tax-Exempt Bond                    1,712,601        0.173         272,356        0.925
Utilities Income                   1,467,758        0.173       1,256,722        0.924

*Class A paid fees under a shareholder service agreement. Class B paid fees under a distribution plan and a shareholder service agreement.

                        TABLE D-6. ACTUAL AND PRO FORMA
                 INVESTMENT MANAGEMENT SERVICES AGREEMENT FEES

           FUND              ACTUAL FEE   PRO FORMA FEE     % CHANGE
--------------------------  ------------  --------------  -------------
Blue Chip                   $  5,953,408   $  7,521,171          26.3%
Cash Management                9,928,579     11,715,041          18.0
Diversified Equity Income     12,209,566     11,287,366          (7.6)
Emerging Markets               4,040,624      4,250,985           5.2
Equity Select                  5,640,461      6,140,318           8.9
Equity Value                  11,485,241     11,265,045          (1.9)
Global Balanced                  636,029        647,338           1.8
Global Growth                  9,353,092      9,345,711          (0.1)
Research Opportunities         2,718,858      2,586,595          (4.9)
Small Company Index            1,463,843      1,614,584          10.3
Strategy Aggressive            7,578,435      6,877,446          (9.2)
Tax-Free Money                   496,592        576,673          16.1
Utilities Income               5,074,299      6,001,874          18.3

              TABLE D-7. FUND PAYMENTS TO AEFC AND ITS AFFILIATES*

        FUND            ADMIN        PLAN        SERVICE        TA        CUSTODY
--------------------  ---------  ------------  -----------  -----------  ---------
Blue Chip             $ 450,673  $  3,544,614  $ 2,600,732  $ 2,203,371  $ 127,504
Cash Management         942,396       863,705          N/A    7,089,268    253,421
Diversified Equity
  Income                805,208     3,496,529    4,246,227    3,046,414    253,255
Emerging Markets        359,269       934,695      642,997    1,161,894    736,885
Equity Select           415,721       456,295    1,873,372      779,586    100,821
Equity Value            786,903    12,659,839    4,038,512    3,115,731    242,477
Global Balanced          48,915       240,003      140,495      157,293     70,307
Global Growth           627,858     1,996,877    2,745,372    2,207,944    621,414
Research
  Opportunities         243,876     1,068,895      727,712      786,849     45,064
Small Company Index     324,356       908,232      692,276      779,605    299,901
Strategy Aggressive     642,964     6,004,726    2,200,265    2,290,176    124,680
Tax-Free Money           50,968           N/A          N/A      159,134     **
Utilities Income        379,141     1,019,619    1,704,929    1,004,792    131,975

 *The Administrative Services Agreement ("Admin") is between the Fund and AEFC.
  The Plan and Service agreements are between the Fund and AEFA. The TA Agreement is between the Fund and AECSC. The Custodian Agreement ("Custody") is between the Fund and American Express Trust Company. Services under these agreements will continue to be provided after the Agreement is approved, although if shareholders approve the new distribution plan, the services currently provided under the Shareholder Service Agreement ("Service") will be provided under the Plan and Agreement of Distribution ("Plan").

**For this fund, the Custodian Agreement is with U.S. Bank, N.A., a company that is not affiliated with AEFC.

                    TABLE D-8. BROKERAGE COMMISSIONS PAID TO
                 AMERICAN ENTERPRISE INVESTMENT SERVICES INC.*

                             AMOUNT OF       % OF ALL
           FUND             COMMISSIONS     COMMISSIONS
--------------------------  ------------  ---------------
Blue Chip                    $  332,604           7.35%
Cash Management                       0           0.00
Diversified Equity Income        49,994           0.99
Emerging Markets                      0           0.00
Equity Select                   158,346           9.43
Equity Value                      5,643           0.12
Global Balanced                       0           0.00
Global Growth                         0           0.00
Research Opportunities           81,111           7.05
Small Company Index                   0           0.00
Strategy Aggressive               7,404           0.36
Tax-Free Money                        0           0.00
Utilities Income                 22,259           1.04

*A wholly-owned subsidiary of AEFC. These transactions were executed at rates determined to be reasonable and fair as compared to the rates another broker would charge.

              TABLE D-9. DATES RELATING TO APPROVAL OF AGREEMENTS

                              CLASS B
                            DISTRIBUTION           MANAGEMENT AGREEMENT
                               PLAN      ----------------------------------------
                            -----------   DATE LAST      DATE         REASON
                               DATE      APPROVED BY    ENTERED    SUBMITTED TO
           FUND               ADOPTED    SHAREHOLDERS    INTO      SHAREHOLDERS
--------------------------  -----------  ------------  ---------  ---------------
                                                                          Initial
Emerging Markets              11/13/96      11/13/96    11/13/96         approval
                                                                          Initial
Global Balanced               11/13/96      11/13/96    11/13/96         approval
                                                                          Initial
Intermediate Tax-Exempt       11/13/96      11/13/96    11/13/96         approval
                                                                          Initial
Research Opportunities         8/19/96       8/19/96     8/19/96         approval
                                                                          Initial
Small Company Index            8/19/96       8/19/96     8/19/96         approval
All other Retail Funds        3/20/95*        9/9/94     3/20/95        **

 *Excluding Tax-Free Money that does not have a Class B Plan.

**Shareholders approved (1) basing the fee solely on the assets of the Fund, not on the assets of all of the funds in the Group and (2) eliminating provisions regarding administration and accounting services. The Fund and AEFC then entered into a separate Administrative Services Agreement.

                      SECTION E - BOARD MEMBER INFORMATION

This section includes the following information:

- TABLE E-1 shows the compensation paid to Board members by each Fund in its last fiscal year

- TABLE E-2 shows the total number of shares of all the Funds owned by the Board members and the number of shares owned in each individual Fund

                      TABLE E-1. BOARD MEMBER COMPENSATION

BOARD MEMBER:                                                           ATWATER      CHENEY      HUTTER      JONES      SIMPSON
--------------------------------------------------------------------  -----------  -----------  ---------  ---------  -----------
RETAIL FUNDS:
Blue Chip Advantage.................................................   $   1,304    $   1,184   $   1,404  $   1,338   $   1,080
Bond................................................................       3,133        3,123       3,183      3,194       2,972
California Tax-Exempt...............................................         900          756         950        806         630
Cash Management.....................................................       2,800        2,770       2,850      2,845       2,625
Discovery...........................................................       1,400        1,286       1,450      1,361       1,155
Diversified Equity Income...........................................       1,150        1,020       1,200      1,097         893
Emerging Markets....................................................         975          781         950        856         630
Equity Select.......................................................       1,525        1,336       1,450      1,542       1,286
Equity Value........................................................       2,162        2,038       2,212      2,202       1,926
Extra Income........................................................       1,492        1,331       1,492      1,382       1,200
Federal Income......................................................       1,233        1,057       1,233      1,109         929
Global Balanced.....................................................         975          781         950        856         630
Global Bond.........................................................       1,075          887       1,050        962         735
Global Growth.......................................................       1,075          887       1,050        962         735
Growth..............................................................       1,358        1,242       1,408      1,318       1,112
High Yield Tax-Exempt...............................................       2,017        1,858       1,942      2,069       1,808
Insured Tax-Exempt..................................................       1,000          862       1,050        914         736
Intermediate Tax-Exempt.............................................       1,025          806         950      1,007         756
International.......................................................       1,625        1,470       1,600      1,542       1,310

BOARD MEMBER:                                                           WURTELE
--------------------------------------------------------------------  -----------
RETAIL FUNDS:
Blue Chip Advantage.................................................   $   1,429
Bond................................................................       3,283
California Tax-Exempt...............................................       1,050
Cash Management.....................................................       2,950
Discovery...........................................................       1,550
Diversified Equity Income...........................................       1,300
Emerging Markets....................................................       1,025
Equity Select.......................................................       1,700
Equity Value........................................................       2,412
Extra Income........................................................       1,642
Federal Income......................................................       1,383
Global Balanced.....................................................       1,025
Global Bond.........................................................       1,125
Global Growth.......................................................       1,125
Growth..............................................................       1,508
High Yield Tax-Exempt...............................................       2,192
Insured Tax-Exempt..................................................       1,150
Intermediate Tax-Exempt.............................................       1,200
International.......................................................       1,675

BOARD MEMBER:                                                           ATWATER      CHENEY      HUTTER      JONES      SIMPSON
--------------------------------------------------------------------  -----------  -----------  ---------  ---------  -----------
Managed Allocation..................................................   $   1,350    $   1,232   $   1,400  $   1,309   $   1,103
Massachusetts Tax-Exempt............................................         900          756         950        806         630
Michigan Tax-Exempt.................................................         900          756         950        806         630
Minnesota Tax-Exempt................................................         950          809       1,000        860         683
Mutual..............................................................       1,675        1,577       1,725      1,853       1,444
New Dimensions......................................................       3,150        3,140       3,200      3,220       2,995
New York Tax-Exempt.................................................         900          756         950        806         630
Ohio Tax-Exempt.....................................................         900          756         950        806         630
Precious Metals.....................................................       1,001          807       1,051        958         706
Progressive.........................................................       1,100          968       1,150      1,043         840
Research Opportunities..............................................         900          756         950        831         630
Selective...........................................................       1,150          968       1,150      1,018         840
Small Company Index.................................................         968          826       1,068        977         725
Stock...............................................................       1,400        1,286       1,450      1,361       1,155
Strategy Aggressive.................................................       1,759        1,609       1,809      1,766       1,500
Tax-Exempt Bond.....................................................       1,542        1,353       1,467      1,559       1,303
Tax-Free Money......................................................       1,075          806         950      1,058         756
Utilities Income....................................................       1,300        1,180       1,350      1,230       1,050

ANNUITY FUNDS:
Life Aggressive Growth..............................................       2,233        2,169       2,283      2,243       2,029
Life Capital Resource...............................................       3,700        3,720       3,750      3,791       3,564
Life Global Yield...................................................         900          756         950        831         630
Life Growth Dimensions..............................................       1,367        1,251       1,417      1,333       1,125
Life Income Advantage...............................................         967          827       1,017        903         701
Life International Equity...........................................       2,100        2,028       2,150      2,100       1,888
Life Managed........................................................       3,333        3,331       3,383      3,407       3,182
Life Moneyshare.....................................................       1,000          862       1,050        937         735
Life Special Income.................................................       2,000        1,922       2,050      1,994       1,783

BOARD MEMBER:                                                           WURTELE
--------------------------------------------------------------------  -----------
Managed Allocation..................................................   $   1,500
Massachusetts Tax-Exempt............................................       1,050
Michigan Tax-Exempt.................................................       1,050
Minnesota Tax-Exempt................................................       1,100
Mutual..............................................................       1,825
New Dimensions......................................................       3,300
New York Tax-Exempt.................................................       1,050
Ohio Tax-Exempt.....................................................       1,050
Precious Metals.....................................................       1,251
Progressive.........................................................       1,250
Research Opportunities..............................................       1,050
Selective...........................................................       1,300
Small Company Index.................................................       1,093
Stock...............................................................       1,550
Strategy Aggressive.................................................       2,009
Tax-Exempt Bond.....................................................       1,717
Tax-Free Money......................................................       1,292
Utilities Income....................................................       1,450
ANNUITY FUNDS:
Life Aggressive Growth..............................................       2,383
Life Capital Resource...............................................       3,850
Life Global Yield...................................................       1,050
Life Growth Dimensions..............................................       1,517
Life Income Advantage...............................................       1,117
Life International Equity...........................................       2,250
Life Managed........................................................       3,483
Life Moneyshare.....................................................       1,150
Life Special Income.................................................       2,150

                    TABLE E-2. BOARD MEMBER SHARE OWNERSHIP*
                              as of March 1, 1999

ATWATER: All IDS Funds - 102,500 shares; Bond - 42,357 shares; Minnesota Tax-Exempt - 60,143 shares.

CARLSON: New Dimensions - 204 shares.

CHENEY: All IDS Funds - 126,497 shares [30,408 shares]; Blue Chip Advantage - 22,869 shares [5,326 shares]; Cash Management - 278 shares; Extra Income - 14,779 shares [3,993 shares]; Global Bond - 17,666 shares [2,397 shares]; Global Growth - 9,524 shares [2,253 shares]; Growth - 6,955 shares [1,673 shares]; International - 5,252 shares [1,407 shares]; Managed Allocation - 11,422 shares; New Dimensions - 9,513 shares [2,230 shares]; Research Opportunities - 20,220 shares [6,748 shares]; Utilities Income - 8,019 shares [4,381 shares].

DUDLEY: All IDS Funds - 1,097,684 shares [899,248 shares]; Blue Chip Advantage - 29,203 shares [29,570 shares]; Bond - 60,556 shares [10,140 shares]; Cash Management - 3,853 shares [2,111 shares]; Discovery - 31,528 shares; Federal Income - 266,713 shares; Global Bond - 95,706 shares [95,110 shares]; High Yield Tax-Exempt - 159,931 shares [141,837 shares]; International - 75,106 shares [36,043 shares]; New Dimensions - 33,349 shares [15,552 shares]; Strategy Aggressive - [511 shares]; Tax-Free Money - 341,739 shares [568,374 shares].

HUBERS: All IDS Funds - 255,683 shares; Cash Management - 1,935 shares; Global Growth - 11,021 shares; Growth - 12,490 shares; High Yield Tax-Exempt - 3,444 shares; New Dimensions - 9,567 shares; Tax-Free Money - 217,226 shares.

HUTTER: All IDS Funds - 115,050 shares; Growth - 9,512 shares; High Yield Tax-Exempt - 45,086 shares; Minnesota Tax-Exempt - 35,831 shares; New Dimensions
- 24,621 shares.

JONES: All IDS Funds - 117,612 shares [13,287 shares]; Blue Chip Advantage - 5,970 shares; Bond - 44,188 shares [11,958 shares]; Discovery - 1,763 shares; Emerging Markets - 7,417 shares; Extra Income - 15,068 shares; Federal Income - 30,184 shares; Global Bond - 7,583 shares; Growth - 1,262 shares [1,329 shares]; New Dimensions - 1,663 shares; Small Company Index - 2,514 shares.

PEARCE: All IDS Funds - 400,738 shares; Blue Chip Advantage - 25,755 shares; Discovery - 8,989 shares; Extra Income - 50,064 shares; Global

Bond - 1,630 shares; Growth - 8,609 shares; Minnesota Tax-Exempt - 173,403 shares; Mutual - 179 shares; New Dimensions - 10,710 shares; Progressive - 20,156 shares; Tax-Free Money - 101,243 shares.

SIMPSON: All IDS Funds -13,187 shares; Bond - 3,283 shares; Cash Management - 6,740 shares; Extra Income - 1,957 shares; New Dimensions - 1,207 shares.

THOMAS: All IDS Funds - 628,924 shares; Diversified Equity Income - 14,420 shares; Extra Income - 11,637 shares; Global Growth - 10,375 shares; Minnesota Tax-Exempt - 109,653 shares; New Dimensions - 13,401 shares; Progressive - 14,498 shares; Strategy Aggressive - 2,891 shares; Tax-Free Money - 440,647 shares; Utilities Income - 11,402 shares.

WURTELE: Minnesota Tax-Exempt - 193,090 shares.

*Board members and officers as a group owned less than 1% of each Fund's outstanding shares.

Bracketed amounts represent shares owned by family members in which the nominee disclaims ownership, control or voting power.

                                                                         IDS-A/B

IDS MUTUAL
FUND GROUP
Proxy
Statement
Summary

CLASS Y SHAREHOLDERS

APRIL 18, 1999

HERE'S A BRIEF OVERVIEW OF SOME OF THE CHANGES BEING RECOMMENDED FOR YOUR IDS MUTUAL FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT.

WHY AM I BEING ASKED TO VOTE?

Funds are required to get shareholders' votes for certain kinds of changes, like the ones included in this proxy statement. You have a right to vote on these changes either by mailing your proxy card, calling a toll-free number, or responding by internet.

IS MY VOTE IMPORTANT?

Absolutely! While the Board has reviewed these changes and recommends you approve them, you have the right to voice your opinion. And, your Fund pays for most of the cost of holding a shareholder meeting. Until the Fund is sure that at least half of the shares will vote at the meeting, it will continue to contact shareholders asking them to vote. These efforts cost your Fund money -- so please, vote immediately.

WHAT IS BEING VOTED ON?

At all regular meetings, shareholders elect Board members and ratify the selection of independent auditors. In addition, shareholders at this meeting will vote on proposals to:

/ /  Change the name of the Fund from IDS to AXP

/ /  Change the Investment Management Services Agreement

/ /  Change some of the investment policies

Some of these changes affect all Funds, while others affect only certain Funds. Please refer to page 3 of the proxy statement to see what proposals apply to your Fund.

WHAT DO BOARD MEMBERS AND INDEPENDENT AUDITORS DO?

Board members represent the interests of the shareholders and oversee the management of the Fund. Independent auditors review the financial statements prepared for the Fund and give an opinion on whether they present fairly the financial position of the Fund.

WHY CHANGE THE FUND'S NAME FROM IDS TO AXP?

The proposal is to change the name of the Fund to AXP, an abbreviated form of the name of the investment manager, American Express Financial Corporation. For example, IDS New Dimensions Fund will be changed to AXP New Dimensions Fund.

WHAT CHANGES ARE PROPOSED TO THE INVESTMENT MANAGEMENT SERVICES AGREEMENT?

Shareholders of some funds are being asked to vote on changes to the management agreement. The changes reflect the research and portfolio management resources required to manage your Fund, and are in line with management fee levels for other mutual funds.

WHAT CHANGES ARE PROPOSED TO FUND POLICIES?

Some policies no longer apply because of changes in the law. Others are being standardized to match the other Funds in the Group. You are being asked to eliminate or modify these policies. This will not change the way the Fund is managed.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board recommends that you vote FOR each proposal.

HOW DO I VOTE?

You can vote in one of four ways:

/1/  BY MAIL with the enclosed proxy
    card

/2/  BY TELEPHONE

/3/  THROUGH THE INTERNET

/4/  IN PERSON at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address. If you own more than one Fund, it is important that you vote for each Fund.

WHO SHOULD I CALL
IF I HAVE QUESTIONS?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call 1-800-670-4851.

If you are a Plan Sponsor voting on behalf of your retirement plan, please contact your Regional Director.

                             IDS MUTUAL FUND GROUP
                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268

                   NOTICE OF REGULAR MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 16, 1999

RETAIL FUNDS:
IDS Bond Fund, Inc.
IDS California Tax-Exempt Trust
  - IDS California Tax-Exempt Fund
IDS Discovery Fund, Inc.
IDS Equity Select Fund, Inc.
IDS Extra Income Fund, Inc.
IDS Federal Income Fund, Inc.
IDS Global Series, Inc.
  - IDS Emerging Markets Fund
  - IDS Global Balanced Fund
  - IDS Global Bond Fund
  - IDS Global Growth Fund
IDS Growth Fund, Inc.
  - IDS Growth Fund
  - IDS Research Opportunities Fund
IDS High Yield Tax-Exempt Fund, Inc.
IDS International Fund, Inc.
IDS Investment Series, Inc.
  - IDS Diversified Equity Income Fund
  - IDS Mutual
IDS Managed Retirement Fund, Inc.
  - IDS Managed Allocation Fund
IDS Market Advantage Series, Inc.
  - IDS Blue Chip Advantage Fund
  - IDS Small Company Index Fund
IDS Money Market Series, Inc.
  - IDS Cash Management Fund
IDS New Dimensions Fund, Inc.
IDS Precious Metals Fund, Inc.
IDS Progressive Fund, Inc.
IDS Selective Fund, Inc.
IDS Special Tax-Exempt Series Trust
  - IDS Insured Tax-Exempt Fund
  - IDS Massachusetts Tax-Exempt Fund
  - IDS Michigan Tax-Exempt Fund
  - IDS Minnesota Tax-Exempt Fund
  - IDS New York Tax-Exempt Fund
  - IDS Ohio Tax-Exempt Fund
IDS Stock Fund, Inc.
IDS Strategy Fund, Inc.
  - IDS Equity Value Fund
  - IDS Strategy Aggressive Fund
IDS Tax-Exempt Bond Fund, Inc.
  - IDS Intermediate Tax-Exempt Fund
  - IDS Tax-Exempt Bond Fund
IDS Tax-Free Money Fund, Inc.
IDS Utilities Income Fund, Inc.

ANNUITY FUNDS:
IDS Life Investment Series, Inc.
  - IDS Life Aggressive Growth Fund
  - IDS Life Capital Resource Fund
  - IDS Life Growth Dimensions Fund
  - IDS Life International Equity Fund
IDS Life Managed Fund, Inc.
IDS Life Moneyshare Fund, Inc.
IDS Life Special Income Fund, Inc.
  - IDS Life Global Yield Fund
  - IDS Life Income Advantage Fund
  - IDS Life Special Income Fund

Your Fund will hold a shareholders' meeting at 3:00 p.m. on June 16, 1999, at the IDS Tower, 80 S. Eighth Street, Minneapolis, MN on the 50th floor. This will be a joint meeting with all of the Funds listed above. You were a shareholder on April 18, 1999 and should vote on each proposal. Please read the proxy statement. Board members recommend that you vote FOR each proposal.

Please vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on the enclosed proxy card or cards. You must vote separately for each Fund you own.

                                                              April 18, 1999

                                PROXY STATEMENT

This is a combined proxy statement for all of the Funds listed on the previous page. There are five sections to this proxy statement:

SECTION                                                                          PAGE
----------------------------------------------------------------------------     -----
A - Overview................................................................           3

B - Fund Proposals..........................................................           5

C - Proxy Voting and Shareholder Meeting Information........................          26

D - Fund Information........................................................          29

E - Board Member Information................................................          50

Please be sure to read the proxy statement before you vote. You will receive a separate card for each Fund you own. It is important that you return your vote for each Fund. This proxy statement was first mailed to shareholders the week of April 18, 1999.
                            PLEASE VOTE IMMEDIATELY.
   YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE COST OF ADDITIONAL MAILINGS.
           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                                 ANNUITY FUNDS
If your investments include any of the Annuity Funds listed on the first page, you have the right to instruct IDS Life Insurance Company ("IDS Life"), IDS Life Insurance Company of New York, American Enterprise Life Insurance Company, American Centurion Life Assurance Company or American Partners Life Insurance Company (collectively, the "Insurance Companies"), how to vote the Annuity Fund shares held under your annuity contract. You can do so by mail, telephone or internet. Just follow the instructions on the enclosed card. The Insurance Companies will vote any Fund shares for which they do not receive voting instructions in proportionately the same manner - either For, Against or Abstain
- as shares for which they do receive instructions. For purposes of this proxy statement, contract owner is referred to as "shareholder".

                              SECTION A - OVERVIEW

The Boards of Directors/Trustees (the "Board") of the Funds in the IDS MUTUAL FUND GROUP (the "Group") are asking you to vote on the following proposals. The proposals are described in detail in Section B.

  ------------------------------------------------------------------
      PROPOSAL                        FUNDS AFFECTED
----------------------------------------------------------------------
(1) Elect Board                         All Funds
    members
----------------------------------------------------------------------

(2) Ratify the                          All Funds
    selection of
    independent
    auditors
----------------------------------------------------------------------

(3) Change the Fund                     All Funds
    name from "IDS"
    to "AXP"
----------------------------------------------------------------------

(4) Approve a new   All Funds except Cash Management and Tax-Free
    shareholder     Money (Does not apply to Class Y shares)
    service and
    distribution
    plan
----------------------------------------------------------------------

(5) Approve changes Blue Chip, Cash Management, Diversified Equity
    to the          Income, Emerging Markets, Equity Select, Equity
    Investment      Value, Global Balanced, Global Growth, Research
    Management      Opportunities, Small Company Index, Strategy
    Services        Aggressive, Tax-Free Money, Utilities Income
    Agreement
----------------------------------------------------------------------

(6) Change
    investment
    policies
    regarding:

  A: Prohibited     A: Bond, Cash Management, Discovery, Equity
     conflict of       Select, Equity Value, Federal Income, Global
   interest            Bond, Global Growth, Growth, Insured,
                       International, Mutual, Managed Allocation, New
                       Dimensions, Precious Metals, Selective, Small
                       Company Index, State Tax-Exempts (CA, MA, MI,
                       MN, NY, OH), Stock, Strategy Aggressive,
                       Tax-Exempt Bond, Life Aggressive Growth, Life
                       Capital Resource, Life Global Yield, Life
                       Growth Dimensions, Life International Equity,
                       Life Managed, Life Moneyshare, Life Special
                       Income
----------------------------------------------------------------------

  ------------------------------------------------------------------
      PROPOSAL                        FUNDS AFFECTED
----------------------------------------------------------------------
  B: Senior         B: Emerging Markets, Equity Value, Extra Income,
     securities        Federal Income, Global Balanced, Global Bond,
                       Global Growth, International, Managed
                       Allocation, Precious Metals, Selective,
                       Strategy Aggressive, Life Global Yield, Life
                       Income Advantage, Life International Equity,
                       Life Managed, Life Moneyshare

  C: Transactions   C: Equity Select, Federal Income
     with affiliates

  D: Other          D: Cash Management, International, Stock, Life
     investment        Moneyshare
   companies

  E: Pledging or    E: Cash Management, Tax-Free Money
   mortgaging

  F: Three years    F: Cash Management, Tax-Free Money
     operating
   history

  G: Exploration    G: Cash Management, Tax-Free Money, Life
   programs            Moneyshare

  H: Control or     H: Cash Management, Life Moneyshare
     manage
----------------------------------------------------------------------

(7) Approve a            Managed Allocation, Strategy Aggressive
    Subadvisory
    Agreement
----------------------------------------------------------------------

(8) Change the                        Equity Select
    investment
    objective
----------------------------------------------------------------------

(9) Transact other                      All Funds
    business
----------------------------------------------------------------------

                           SECTION B - FUND PROPOSALS

                     PROPOSAL 1: ELECTION OF BOARD MEMBERS
                            (Applies to: ALL FUNDS)

WHO ARE THE NOMINEES FOR THE BOARD? Nominees are listed below. Each person is a nominee for each of the 47 funds within the Group. Each nominee was elected a member of the Board at the last shareholders' meeting except for Mr. Atwater, Mr. Carlson and Mr. Simpson.

Each Board member will serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the meeting following their 72(nd) birthday. This policy does not apply to Ms. Jones or Mr. Pearce who may serve until the end of the Board meeting following their 75(th) birthday.

All nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the Fund's shares voted at the meeting.

H. BREWSTER ATWATER, JR.   Board member since 1996    Born in 1931

Retired chairman and chief executive officer, General Mills, Inc.
Director: Merck & Co., Inc. and Darden Restaurants, Inc.
Committee assignments: Audit, Contracts, Investment Review

ARNE H. CARLSON*           Board member since 1999    Born in 1934

Chairman and Chief Executive Officer of the Funds. Governor of
Minnesota, 1991 to 1999. Chair: Board Services Corporation
(provides administrative services to boards).
Committee assignments: Audit, Contracts, Executive, Investment
Review, Nominating

LYNNE V. CHENEY            Board member since 1994    Born in 1941

Distinguished Fellow, American Enterprise Institute for Public
Policy
Research. Former Chair of National Endowment of the Humanities.
Director: The Reader's Digest Association Inc., Lockheed-Martin and Union Pacific Resources.
Committee assignments: Audit, Nominating

WILLIAM H. DUDLEY**        Board member since 1991    Born in 1932

Senior adviser to the chief executive officer of American Express
Financial Corporation ("AEFC").
Committee assignment: Investment Review

DAVID R. HUBERS**          Board member since 1993    Born in 1943

President, chief executive officer and director of AEFC.

HEINZ F. HUTTER            Board member since 1994    Born in 1929

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).
Committee assignments: Executive, Investment Review

ANNE P. JONES              Board member since 1985    Born in 1935

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director: Motorola, Inc.
(electronics), C-Cor Electronics, Inc. and Amnex, Inc.
(communications).
Committee assignments: Audit, Contracts, Executive

WILLIAM R. PEARCE          Board member since 1980    Born in 1927

RII Weyerhaeuser World Timberfund, L.P. (develops timber resources) - management committee. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).
Former chairman of Board Services Corporation.
Committee assignments: Contracts, Investment Review, Nominating

ALAN K. SIMPSON            Board member since 1997    Born in 1931

Director of The Institute of Politics, Harvard University. Former three-term United States Senator for Wyoming. Director: PacifiCorp
(electric power) and Biogen (bio-pharmaceuticals).
Committee assignments: Audit, Executive, Nominating

JOHN R. THOMAS**           Board member since 1987    Born in 1937

President of all Funds in the Group. Senior vice president of AEFC.
Committee assignments: Audit, Executive, Investment Review,
Nominating

C. ANGUS WURTELE           Board member since 1994    Born in 1934

Retired chairman of the board and chief executive officer, The
Valspar Corporation (paints). Director: Valspar, Bemis Corporation
(packaging) and General Mills, Inc. (consumer foods).
Committee assignments: Contracts, Executive, Investment Review,
Nominating

 *Interested person by reason of being an officer of the Fund.

**Interested person by reason of being an officer, director, securityholder and/or employee of AEFC or American Express Company ("American Express").

DOES THE BOARD HAVE COMMITTEES? The Board has several committees that facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. The Joint Audit Committee considers the scope of annual audits, reviews the results of those audits, receives reports from American Express Corporate Audit about the Fund's operations, and addresses areas of special concern. The Contracts Committee negotiates contracts under the full Board's direction and monitors the performance under those contracts. The Investment Review Committee addresses investment issues and receives reports on the structure and processes used by AEFC to make investment decisions and assure compliance with applicable requirements. The Nominating Committee makes recommendations about Board composition and compensation. Shareholders who want to suggest Board candidates should write to Nominating Committee, IDS MUTUAL FUND GROUP, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. Candidates must have a background that gives promise of making a significant contribution to furthering the interests of all shareholders.

During 1998, the Board met six times, Joint Audit three times, Contracts six times, Investment Review four times and Nominating three times. The Executive Committee did not meet during that period. Average attendance at the Board was 91% and no nominee attended less than 75% of the meetings.

HOW MUCH ARE BOARD MEMBERS PAID? The following table shows the total compensation received by each Board member from all of the Funds in the Group for the year ended Dec. 31, 1998. The Funds do not pay retirement benefits to Board members. Information on compensation paid to Board members by individual Funds is shown in Section E.

                 BOARD MEMBER COMPENSATION FROM ALL IDS FUNDS*

NOMINEE                                            AGGREGATE COMPENSATION
-------------------------------------------------  ----------------------
Atwater..........................................        $  108,900
Cheney...........................................            95,400
Hutter...........................................           101,400
Jones............................................           111,400
Simpson..........................................            92,400
Wurtele..........................................           121,900

*Directors affiliated with AEFC or Board Services Corporation, a company providing administrative services to the Funds, are not paid by the Funds.

The number of Fund shares beneficially owned by each Board member is shown in Section E.

WHO ARE THE FUND OFFICERS? Besides Mr. Carlson and Mr. Thomas, the Fund's other officers are:

LESLIE L. OGG, born in 1938. Vice president and general counsel since 1978. President of Board Services Corporation.

PETER J. ANDERSON, born in 1942. Vice president-investments since 1995. Director and senior vice president-investments of AEFC.

FREDERICK C. QUIRSFELD, born in 1947. Vice president-fixed income investments since 1998. Vice president-taxable mutual fund investments of AEFC.

JOHN M. KNIGHT, born in 1952. Treasurer since 1999. Vice President-Investment Accounting of AEFC.

Officers serve at the pleasure of the Board. Officers are paid by AEFC or Board Services Corporation. During the last fiscal year, no officer earned more than $60,000 from any Fund.

                 PROPOSAL 2: RATIFY OR REJECT THE SELECTION OF
                 KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS
                            (Applies to: ALL FUNDS)

KPMG Peat Marwick LLP is the independent auditor for the Fund. KPMG has provided audit, tax and consulting services to the Fund for many years. It meets at least twice each year with the Joint Audit Committee. Based on that Committee's recommendation, the independent members of the Board selected KPMG to provide these services again this year. A representative of KPMG will be at the meeting to answer questions or make a statement. The independent members of the Board recommend that you vote to ratify their action. This requires an affirmative vote by a majority of the shares voting at the meeting. If the selection is not ratified, the independent members will decide what further action must be taken.

                        PROPOSAL 3: APPROVE OR REJECT AN
                  AMENDMENT TO THE ARTICLES OF INCORPORATION/
              DECLARATION OF TRUST TO CHANGE THE NAME OF THE FUND
                            (Applies to: ALL FUNDS)

WHY SHOULD THE NAME OF THE FUND BE CHANGED? Historically the name of the Fund has reflected the name of the investment manager. For many years, the Fund name has been IDS. In 1995, the investment manager changed its name from IDS Financial Corporation to American Express Financial Corporation to reflect that it is wholly owned by American Express and because American Express has high name recognition and a strong reputation for quality. This is the first shareholder meeting since AEFC changed its name and the first opportunity for shareholders to consider this name change. Consistent with a common industry practice, AEFC recommends that the Fund use AXP, an abbreviated form of the investment manager's name. The family of funds will be referred to as the American Express Funds.

WHAT STEPS ARE REQUIRED? Shareholders of each corporation or trust will vote to change the name of the legal entity and the Board will change the name of the underlying series of shares that are separate Funds. Retail Funds will replace "IDS" with "AXP" in their name. Annuity Funds will add "Variable Portfolio" to their name in addition to changing to AXP. This designation is commonly used in the industry for funds sold only through variable annuities. In addition, the Board will change the names of some Annuity Funds to parallel the names of the Retail Funds with the same investment objectives, as shown in the following table.

For the Funds listed in the following table there is one further change. Originally the corporation issued only one series and had the same name as the Fund. The corporation now issues more than one series and there is confusion between the name of the corporation and the name of the original Fund. The name of the corporation will be changed as shown in the following table.

                         TABLE 3-1. PROPOSED FUND NAMES
       (for Funds with a change in addition to substituting AXP for IDS)

------------------------------------------------------------------
          CURRENT NAME                     PROPOSED NAME
------------------------------------------------------------------
IDS Growth Fund, Inc.             AXP Growth Series, Inc.
  -IDS Growth Fund                  - AXP Growth Fund
  -IDS Research Opportunities       - AXP Research Opportunities
    Fund                             Fund
------------------------------------------------------------------

IDS Managed Retirement Fund,      AXP Managed Series, Inc.
 Inc.
  -IDS Managed Allocation Fund      - AXP Managed Allocation Fund
------------------------------------------------------------------

IDS Strategy Fund, Inc.           AXP Strategy Series, Inc.
  -IDS Equity Value Fund            - AXP Equity Value Fund
  -IDS Strategy Aggressive Fund     - AXP Strategy Aggressive Fund
------------------------------------------------------------------

IDS Tax-Exempt Bond Fund, Inc.    AXP Tax-Exempt Series, Inc.
  -IDS Intermediate Tax-Exempt      - AXP Intermediate Tax-Exempt
    Bond Fund                        Bond Fund
  -IDS Tax-Exempt Bond Fund         - AXP Tax-Exempt Bond Fund
------------------------------------------------------------------

IDS Life Investment Series, Inc.  AXP Variable Portfolio -
                                  Investment Series, Inc.
  -IDS Life Aggressive Growth       - AXP Variable Portfolio -
    Fund                            Strategy Aggressive Fund
  -IDS Life Capital Resource        - AXP Variable Portfolio -
    Fund                            Capital Resource Fund
  -IDS Life Growth Dimensions       - AXP Variable Portfolio - New
    Fund                             Dimensions Fund
  -IDS Life International Equity    - AXP Variable Portfolio -
    Fund                             International Fund
------------------------------------------------------------------

IDS Life Managed Fund, Inc.       AXP Variable Portfolio - Managed
                                  Series, Inc.
  -IDS Life Managed Fund            - AXP Variable Portfolio -
                                     Managed Fund
------------------------------------------------------------------

IDS Life Moneyshare Fund, Inc.    AXP Variable Portfolio - Money
                                  Market Series, Inc.
  -IDS Life Moneyshare Fund         - AXP Variable Portfolio -
                                    Cash Management Fund
------------------------------------------------------------------

------------------------------------------------------------------
          CURRENT NAME                     PROPOSED NAME
------------------------------------------------------------------
IDS Life Special Income Fund,     AXP Variable Portfolio - Income
 Inc.                             Series, Inc.
  -IDS Life Global Yield Fund       - AXP Variable Portfolio -
                                    Global Bond Fund
  -IDS Life Income Advantage        - AXP Variable Portfolio -
    Fund                            Extra Income Fund
  -IDS Life Special Income Fund     - AXP Variable Portfolio -
                                    Bond Fund
------------------------------------------------------------------

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that you vote to approve the necessary amendments to the Articles of Incorporation or Declaration of Trust to change the name of the Fund. The name change requires the approval of a majority of the Fund's shares voted at the meeting. The change will be effective when the amendments are filed with the appropriate state office. This filing is expected to occur shortly after the shareholder meeting. If the name change is not approved, the Fund will continue to operate under its current name.

                         PROPOSAL 4: APPROVE OR REJECT
                  A SHAREHOLDER SERVICE AND DISTRIBUTION PLAN
       (Applies to: ALL FUNDS EXCEPT CASH MANAGEMENT AND TAX-FREE MONEY)

American Express Financial Advisors Inc. ("AEFA") is the distributor for the Retail Funds. IDS Life is the distributor for the Annuity Funds. For purposes of this discussion "AEFA" includes both AEFA and IDS Life. The Retail Funds currently pay AEFA for providing ongoing services to shareholders but AEFA legally may not use any of this money to pay for distribution costs. AEFA met with the Board on several occasions to discuss changes in the financial services industry. It recommends that the Fund pay some of its distribution costs in addition to paying for ongoing shareholder services. A Fund is permitted to pay distribution costs by Securities and Exchange Commission ("SEC") Rule 12b-1.

In support of its recommendation, AEFA made the following observations:

-  growth of the Fund's assets is crucial to long term success

- the industry has evolved over the years toward a fee-based means of compensating financial advisors and other financial intermediaries

- the Fund's current pricing structure leaves it at a competitive disadvantage to other funds that generally have distribution/shareholder service fees of 0.25% or more, based on reports from Lipper

- while AEFA has been very successful selling shares through its financial advisors and institutional retirement plans, in order to gain market share the Fund must be sold in other ways as well

In light of these observations, AEFA recommended:

A. RETAIL FUNDS - CLASS A. (Applies to: CLASS A AND CLASS B SHAREHOLDERS FOR ALL RETAIL FUNDS EXCEPT CASH MANAGEMENT AND TAX-FREE MONEY) That Class A shareholders of the Retail Funds convert existing Shareholder Service Agreements to distribution plans (also known as 12b-1 plans) and increase fees from 0.175% to 0.25% of average daily net assets. Because Class B shares convert to Class A shares in the ninth year of ownership, Class B shareholders also will vote on the Class A distribution plan. For Class B shareholders, a vote in favor of this proposal is a vote in favor of both the Class A and Class B plans.

B. RETAIL FUNDS - CLASS B. (Applies to: CLASS B SHAREHOLDERS FOR ALL RETAIL FUNDS EXCEPT CASH MANAGEMENT AND TAX-FREE MONEY) That Class B shareholders of the Retail Funds convert existing Shareholder Service Agreements to distribution plans. In combination with the existing distribution plan of 0.75%, this will increase combined fees from 0.925% to 1.0% of average daily net assets. Since Class B investors do not pay a sales load at the time shares are purchased, AEFA must use its own money to pay for distribution costs. AEFA uses the fees paid under the existing distribution plan to recover its distribution costs over several years. Class B shares convert to Class A shares in the ninth year of ownership.

C. ANNUITY FUNDS. (Applies to: ALL ANNUITY FUNDS) That the Annuity Funds adopt distribution plans with a fee of 0.125% of average daily net assets. Currently, the Annuity Funds do not have a distribution plan or a shareholder service agreement.

SHAREHOLDER SERVICE. Services provided under the existing Shareholder Service Agreement for the Retail Funds are intended to help shareholders thoughtfully consider their investment goals and monitor the progress they are making in achieving those goals. Shareholder service-related activities include, among other things, ongoing interactions between financial advisors and shareholders, shareholder communications and shareholder seminars.

DISTRIBUTION PLAN. Under the distribution plan, AEFA will distribute Fund shares and service shareholder accounts either directly through its financial advisors or through broker-dealers and other financial intermediaries. AEFA will use distribution plan fees to pay for distribution activities. Distribution activities are primarily intended to result in sales of Fund shares and include advertising, compensation and expenses of financial advisors or other sales and marketing personnel, printing and mailing of prospectuses to prospective investors, and printing and mailing of sales literature. In addition, AEFA will provide the shareholder services described in the previous paragraph.

HOW WILL THE PROPOSED CHANGE AFFECT FUND EXPENSES? Fees and expenses the Fund actually paid as well as fees and expenses the Fund would have paid if the proposed Plan had been in effect for the last fiscal year are shown in Section D, Tables D-1 and D-5.

THE PROPOSED DISTRIBUTION PLAN. Under the proposed plan, the Fund will pay AEFA each month for distribution and shareholder servicing activities. AEFA will pay financial advisors, broker-dealers and other financial intermediaries who provide distribution or shareholder services to the Fund's shareholders. AEFA will provide the Board with quarterly reports specifying how the money was spent.

WHAT FACTORS DID THE BOARD CONSIDER? In considering the adoption of the distribution plan, the Board considered the potential costs and benefits of the plan, including:

-  the increase in expenses

- the competitive situation in the industry involving the adoption of distribution plans by an increasing number of funds

- AEFA's need to compensate financial advisors, broker-dealers and other financial intermediaries for distribution and service-related activities at competitive levels to assure the scope and quality of services expected by shareholders

- the impact on investment management of positive cash flow and increased asset size

The Board also recognized and considered that possible benefits may be realized by AEFC as a result of the adoption of the plan. If Fund assets grow more rapidly as a result of the implementation of the plan, the investment management and administrative services fees payable to AEFC by the Fund (which are calculated as a percent of net assets) will increase.

The Board reviewed the Fund's expense ratios, the level to which the expense ratios will increase as a result of adopting the plan, the relationship of the fee to the overall expense ratio of the Fund and how the overall expense ratio compares to expense ratios of comparable funds with which the Fund competes. The Board concluded that the proposed plan and fees are consistent with those in the industry.

If approved, the plan will continue in effect for one year from the date of approval, and then from year to year so long as it is approved by a majority of the Board, including a majority of the independent members. The plan may be terminated at any time by the Board or the shareholders and will terminate automatically if it is assigned. The plan may not be amended to materially increase the amount of the fee unless the change is approved by the shareholders.

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that shareholders approve the proposed plan. The Plan must be approved by the lesser of (a) a majority of the Fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed plan is not approved, the Fund will continue to operate under its current arrangements.

                    PROPOSAL 5: APPROVE OR REJECT CHANGES TO
                  THE INVESTMENT MANAGEMENT SERVICES AGREEMENT
  (Applies to: BLUE CHIP, CASH MANAGEMENT, DIVERSIFIED EQUITY INCOME, EMERGING MARKETS, EQUITY SELECT, EQUITY VALUE, GLOBAL BALANCED, GLOBAL GROWTH, RESEARCH
    OPPORTUNITIES, SMALL COMPANY INDEX, STRATEGY AGGRESSIVE, TAX-FREE MONEY,
                               UTILITIES INCOME)

The Fund pays fees to AEFC under an Investment Management Services Agreement (the "Agreement") for conducting day-to-day investment management services for the Fund. The services performed by AEFC include providing the personnel, equipment and office facilities necessary for the management of the Fund's investment portfolio. Subject to the direction of the Board and consistent with the Fund's investment policies, AEFC decides what securities to buy, hold or sell. AEFC also executes buy and sell orders and provides research and statistical data to support investment management activities. Some of the Retail Funds are part of a master/ feeder structure. In this structure, the Fund invests all of its assets in a master fund (the "Portfolio") with the same policies as the Fund. For purposes of this discussion, a Portfolio is referred to as a "Fund".

AEFC recommended to the Board that the fee schedule under the Agreement be changed to help ensure that AEFC receives fees for its services that will allow it to:

-  attract and retain high quality investment management and research personnel

- continue to provide technology and other systems necessary to keep the Fund operating at a high level of service

- continue efforts to improve investment performance for the benefit of shareholders in the future

AEFC believes that maintaining competitive management fees will, over the long term, enable it to continue to provide high-quality management services to the Fund.

The proposed management fee reflects one or more of the following changes:

-  An increase in the fee

-  The addition of breakpoints that reduce fee rates as the Fund's assets grow

-  The addition of a performance incentive adjustment ("PIA")

Please check the following table to see what changes apply to your Fund.

                   TABLE 5-1. PROPOSED MANAGEMENT FEE CHANGES

 --------------------------------------------------------------
                                              FEE
                                   (ANNUAL RATE; IN BILLIONS)

                     TYPE OF
      FUND           CHANGE         CURRENT         PROPOSED
----------------------------------------------------------------
Blue Chip          Increase of  First $.25 -     First $.25 -
                   .10%,        .44%             .54%;
                   breakpoint   next $.25 -      next $.25 -
                   and PIA      .415%            .515%;
                                next $.25 -      next $.25 -
                                .39%             .49%;
                                next $.25 -      next $.25 -
                                .365%            .465%;
                                over $1 - .34%   next $1 - .44%;
                                                 next $1 - .41%;
                                                 next $3 - .38%;
                                                 over $6 - .35%
----------------------------------------------------------------
Cash Management    Increase of  First $1 - .31%  First $1 -
Tax-Free Money     .05% and     next $.5 -       .36%;
                   breakpoint   .293%            next $.5 -
                                next $.5 -       .343%;
                                .275%            next $.5 -
                                next $.5 -       .325%;
                                .258%            next $.5 -
                                over $2.5 -      .308%;
                                .24%             next $1 - .29%;
                                                 next $3 - .27%;
                                                 over $6.5 -
                                                 .25%
----------------------------------------------------------------

 --------------------------------------------------------------
                                              FEE
                                   (ANNUAL RATE; IN BILLIONS)
                     TYPE OF
      FUND           CHANGE         CURRENT         PROPOSED
----------------------------------------------------------------

Diversified        PIA                         *
Equity Income
----------------------------------------------------------------

Emerging Markets   PIA                         *
----------------------------------------------------------------
Equity Select      Increase     First $.5 -      First $1 -
                   of .08%,     .53%             .60%;
                   breakpoint   next $.5 -       next $1 -
                   and change   .505%            .575%;
                   in PIA       next $1 - .48%   next $1 - .55%;
                                next $1 - .455%  next $3 -
                                next $3 - .43%   .525%;
                                over $6 - .40%   next $6 - .50%;
                                                 next $12 -
                                                 .49%;
                                                 over $24 - .48%
----------------------------------------------------------------

Equity Value       PIA                         *
----------------------------------------------------------------

Global Balanced    PIA                         *
----------------------------------------------------------------

Global Growth      PIA                         *
----------------------------------------------------------------

Research           PIA                         *
Opportunities
----------------------------------------------------------------

Small Company      PIA                         *
Index
----------------------------------------------------------------

Strategy           PIA                         *
Aggressive
----------------------------------------------------------------
Utilities Income   Increase of  First $.5 -      First $0.5 -
                   .08% and     .53%             .61%;
                   PIA          next $.5 -       next $0.5 -
                                .505%            .585%;
                                next $1 - .48%   next $1 - .56%;
                                next $1 - .455%  next $1 -
                                next $3 - .43%   .535%;
                                over $6 - .40%   next $3 - .51%;
                                                 over $6 - .48%
------------------------------

*The fee schedule will not change. The performance incentive adjustment is discussed in detail in the following paragraphs.

WHAT ARE THE TERMS OF THE CURRENT AGREEMENT? The fee the Fund pays to AEFC for its services under the Agreement is based on the net assets of the Fund and decreases as the size of the Fund increases. The complete fee schedule for the Fund and other Funds managed by AEFC is found in Section D. The Fund also pays its taxes, brokerage commission and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; consultant fees; Board compensation; corporate filing fees; organizational expenses; a portion of the Investment Company Institute dues; expenses incurred in connection with lending portfolio securities; and other expenses properly payable by the Fund, approved by the Board. Section D includes information on the date of the current Agreement, the date it was last approved by shareholders and the reason why it was submitted to shareholders at that time.

HOW DOES THE PROPOSED AGREEMENT DIFFER FROM THE CURRENT AGREEMENT? The terms of the proposed Agreement are the same as the current Agreement except for the change described in Table 5-1.

WHAT IS A PERFORMANCE INCENTIVE ADJUSTMENT? (Applies to: BLUE CHIP, DIVERSIFIED EQUITY INCOME, EMERGING MARKETS, EQUITY SELECT, EQUITY VALUE, GLOBAL BALANCED, GLOBAL GROWTH, RESEARCH OPPORTUNITIES, SMALL COMPANY INDEX, STRATEGY AGGRESSIVE, UTILITIES INCOME) Each of the Funds will be adding a new performance incentive adjustment except for Equity Select. Equity Select will be modifying its existing performance incentive adjustment as described following Table 5-2. Under the proposed performance incentive adjustment, the fee will be adjusted based on the Fund's performance compared to an index of similar funds. The performance incentive adjustment is calculated by measuring the percentage difference over a rolling 12-month period between:

-  the performance of one Class A share of the Fund and

- the change in a designated Lipper Index (the "Index") of funds with similar investment objectives.

As described in more detail below, if the Fund's performance is better than the Index, the fee paid to AEFC will increase. If the Fund's performance is worse than the Index, the fee paid to AEFC will decrease. The following table shows the proposed Index for each Fund and the maximum adjustment.

                          TABLE 5-2. PROPOSED INDEXES

  ------------------------------------------------------------------
                                                             MAXIMUM
        FUND                         INDEX                 ADJUSTMENT
-----------------------------------------------------------------------
Blue Chip              Lipper Growth and Income Fund
                       Index                                     .08%
Diversified Equity     Lipper Equity Income Fund Index
  Income                                                         .08%
Emerging Markets       Lipper Emerging Markets Fund
                       Index                                     .12%
Equity Select          Lipper Growth Fund Index                  .12%
Equity Value           Lipper Growth and Income Fund
                       Index                                     .08%
Global Balanced        Lipper Global Fund Index                  .12%
Global Growth          Lipper Global Fund Index                  .12%
Research               Lipper Growth Fund Index
  Opportunities                                                  .12%
Small Company Index    Lipper Small Cap Fund Index               .12%
Strategy Aggressive    Lipper Capital Appreciation Fund
                       Index                                     .12%
Utilities Income       Lipper Utility Fund Index                 .08%
--------------------------------------------------------

For Equity Select, shareholders are being asked to approve a change from Lipper Growth and Income Fund Index to Lipper Growth Fund Index and from a maximum adjustment of .08% to .12%. These changes will be made only if shareholders approve Proposal 8 to change the Fund's investment objective. If shareholders do not approve Proposal 8, the Fund will continue to operate under its current Index and maximum adjustment.

- HOW IS THE ADJUSTMENT CALCULATED? The management fee is calculated as shown in Table D-3. The fee is then adjusted for performance. One percentage point is subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's investment decisions rather than random fluctuations and the result is multiplied by .01. For example, if the difference between the change in the Fund's net asset value and the change in the Index for a comparison period is 2.55 percent, the adjustment would be .000155 (.0255 - .01 = .0155 X .01 = .000155) times the Fund's average net assets for the comparison period divided by 12. The first adjustment will be made on January 1, 2000 and will cover the six-month period beginning July 1, 1999. The comparison period will increase by one month each month until it reaches 12 months.

- WHAT ARE LIPPER INDEXES? Lipper, Inc. is an unaffiliated company that collects data from company reports, financial reporting services, periodicals and other sources deemed to be reliable. It then analyzes the data and publishes a number of indexes based on the performance of the largest mutual funds in various categories. Categories are based on investment objectives. Lipper indexes are published by newspapers and periodicals throughout the country and are generally recognized by the mutual fund industry as being an accurate and reliable source of comparative information. If an Index ceases to be published for a period of more than 90 days, changes in any material respect or otherwise becomes impracticable to use for purposes of a performance incentive adjustment, the Fund will pay the advisory fee without any adjustment for performance until the Board decides what further action to take. Lipper is currently in the process of modifying and expanding its indexes. After those changes are completed, some of the current indexes may be significantly changed. However, comparisons will continue to be made based on Lipper's characterization of the Fund. The Fund's performance will be compared to the performance of funds in the same investment category as defined by Lipper. For example, if Lipper categorizes a fund as a small cap growth fund, the fund's performance would be compared to the Lipper small cap growth fund index.

HOW WILL THE PROPOSED CHANGE IN FEE STRUCTURE AFFECT FUND EXPENSES? Fees and expenses the Fund actually paid as well as fees and expenses the Fund would have paid if the proposed Agreement had been in effect for the last fiscal year are shown in Section D.

WHAT INFORMATION WAS REVIEWED AND CONSIDERED? The Contracts Committee, as well as the full Board, received information on:

- current trends in the financial services industry, including market share data for both mutual funds and annuity funds

- information on investment performance over various time periods for the Fund, a group of comparable funds and an appropriate comparative index

-  the proposed management fee compared to management fees of comparable funds

-  the impact of the proposed change on the Fund's expense ratio

-  the Fund's expense ratio compared to a group of comparable funds

-  the impact of performance incentive adjustments

- AEFC's overall profitability from its mutual fund operations in light of available industry data, both including and excluding distribution costs

- the benefits to AEFC as assets increase in size and the extent economies of scale are shared with the Fund

- the character and amount of fees paid by the Fund for the other services provided by AEFC and its affiliates, and the revenues it generates from retirement custodial accounts, fees paid for custodial services to an affiliate of AEFC and the allocation of brokerage to an affiliate of AEFC

As part of the process of reviewing the information, the Board retained PricewaterhouseCoopers to review the allocation of fees and expenses.

WHAT WERE THE CONCLUSIONS? The Board and the Contracts Committee for each Fund acted separately in considering the information provided to assure that the Fund's fees as compared to AEFC's costs in providing services to the Fund are equitable and appropriate in relation to that of each of the other Funds. The Board concluded that a competitive fee:

- will help AEFC remain competitive in attracting, retaining and motivating the high quality investment personnel necessary to manage the Fund

-  will help to address the expectations regarding the performance of the Fund

- will allow AEFC to continue to improve the technology and other systems necessary to keep the Fund operating at a high level of service

At a meeting held on January 13-14, 1999, called for the purpose of considering the proposed Agreement, the independent members first and then the Board as a whole, by vote, cast in person, approved the terms of the proposed Agreement. If approved, the proposed Agreement will continue from year to year after the second year, so long as it is approved at least annually by a majority of the Board, including a majority of the independent members. The proposed Agreement may be terminated at any time by the Board, AEFC or the shareholders and will terminate automatically if it is assigned.

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that shareholders approve the proposed Agreement. The Agreement must be approved by the lesser of (a) a majority of the Fund's outstanding shares or
(b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed Agreement is not approved, the Fund will continue to operate under the current Agreement.

                         PROPOSAL 6: APPROVE OR REJECT
                         CHANGES IN INVESTMENT POLICIES
                            (Applies to: ALL FUNDS)

The Fund has some investment policies that are fundamental. This means the policies can be changed only with the approval of shareholders. A few of these policies are no longer required to be fundamental, some need changes and others are no longer required at all. The Board recommends making the following changes to the Fund's fundamental investment policies:

A. ELIMINATE THE POLICY ADDRESSING A POTENTIAL CONFLICT OF INTEREST. (Applies to: BOND, CASH MANAGEMENT, DISCOVERY, EQUITY SELECT, EQUITY VALUE, FEDERAL INCOME, GLOBAL BOND, GLOBAL GROWTH, GROWTH, INSURED, INTERNATIONAL, MUTUAL, MANAGED ALLOCATION, NEW DIMENSIONS, PRECIOUS METALS, SELECTIVE, SMALL COMPANY INDEX, STATE TAX-EXEMPTS, STOCK, STRATEGY AGGRESSIVE, TAX-EXEMPT BOND, LIFE AGGRESSIVE GROWTH, LIFE CAPITAL RESOURCE, LIFE GLOBAL YIELD, LIFE GROWTH DIMENSIONS, LIFE INTERNATIONAL EQUITY, LIFE MANAGED, LIFE MONEYSHARE, LIFE SPECIAL INCOME) The Fund has a fundamental policy that prohibits it from buying securities of any company if an officer or board member of the Fund or of the Fund's investment adviser individually owns more than 1/2 of 1% of the securities of that company and together they own more than 5% of those securities. This policy originated with state securities laws designed to avoid conflicts of interest. These laws no longer apply to the Fund. Both the Fund and AEFC have Codes of Ethics that address conflicts of interest. Under these Codes, procedures are in place to keep individuals who would stand to gain from the Fund's investments in an inappropriate way from doing so. The Board believes that Codes of Ethics are a better way to address these types of conflicts of interest because they can be tailored to the specific operating structures of an organization and to provide appropriate flexibility. The elimination of this policy will not change the way the Fund's assets are invested.

B. MODIFY THE POLICY PROHIBITING ISSUANCE OF SENIOR SECURITIES.  (Applies to:
EMERGING MARKETS, EQUITY VALUE, EXTRA INCOME, FEDERAL INCOME, GLOBAL BALANCED, GLOBAL BOND, GLOBAL GROWTH, INTERNATIONAL, MANAGED ALLOCATION, PRECIOUS METALS, SELECTIVE, STRATEGY AGGRESSIVE, LIFE GLOBAL YIELD, LIFE INCOME ADVANTAGE, LIFE INTERNATIONAL EQUITY, LIFE MANAGED, LIFE MONEYSHARE) The Fund has a fundamental policy that prohibits it from issuing any senior security. The Board recommends that shareholders vote to replace the current policy with the following limitation: "THE FUND WILL NOT ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940." The purpose of this change is to develop a standardized policy for all

Funds in the Group. Generally a senior security is an obligation of the Fund that takes priority over the claims of the Fund's shareholders. The law prohibits the Fund from issuing most types of senior securities, but permits doing so if certain conditions are met. For example, the Fund may enter into a transaction that obligates it to pay money at a future date if cash is set aside to cover the obligation. This type of transaction may be considered a senior security. It is desirable in this situation for the Group to have a standardized policy and the revised policy will not change the way the Fund's assets are invested.

C. ELIMINATE THE POLICY PROHIBITING TRANSACTIONS WITH AFFILIATES.  (Applies to:
EQUITY SELECT, FEDERAL INCOME) This is a proposal to standardize policies. The Fund is one of only two funds in the Group that has a fundamental policy limiting its ability to purchase securities from, or sell securities to, the Fund's advisor or any officer or board member of the Fund or the advisor. These transactions are prohibited by law and therefore the policy is not necessary.

D. RECLASSIFY AS NONFUNDAMENTAL THE FUND'S POLICY ON INVESTING IN OTHER INVESTMENT COMPANIES. (Applies to: CASH MANAGEMENT, INTERNATIONAL, STOCK, LIFE MONEYSHARE) The Fund has a fundamental policy prohibiting it from investing in other investment companies, such as country-specific funds, except by purchases in the open market where the dealer's or sponsor's profit is the regular commission. The Board recommends that this policy be changed to non-fundamental to conform with the standard policy used by the other Funds in the Group. Changing this policy to non-fundamental will not have any impact on the Fund's investment practices.

E. ELIMINATE THE POLICY PROHIBITING THE FUND FROM PLEDGING OR
MORTGAGING. (Applies to: CASH MANAGEMENT, TAX-FREE MONEY) The Fund has a fundamental policy that it may not pledge or mortgage more than 15% of its assets as collateral for loans or for other purposes. This requirement is based on a state law that no longer applies. While the Board recommends elimination of the policy on pledging or mortgaging assets, the Fund continues to have a fundamental policy limiting its ability to borrow. The elimination of this policy will not change the way the Fund's assets are invested.

F. ELIMINATE THE POLICY ON INVESTMENTS IN ISSUERS WITH LESS THAN THREE YEARS OF OPERATING HISTORY. (Applies to: CASH MANAGEMENT, TAX-FREE MONEY) The Fund has a fundamental policy that it may not invest more than 5% of its assets in companies with less than three years of operating history. This requirement is based on a state law that no longer applies. The elimination of this policy will not change the way the Fund's assets are invested.

G. ELIMINATE THE POLICY PROHIBITING INVESTMENT IN EXPLORATION AND DEVELOPMENT PROGRAMS. (Applies to: CASH MANAGEMENT, TAX-FREE MONEY, LIFE MONEYSHARE) The Fund has a fundamental policy that it may not invest in any oil, gas or other mineral exploration or development programs. This requirement is based on a state law that no longer applies. The elimination of this policy will not change the way the Fund's assets are invested.

H. ELIMINATE THE POLICY PROHIBITING INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGING THE COMPANY. (Applies to: CASH MANAGEMENT, LIFE MONEYSHARE) The Fund has a fundamental policy that it may not invest in any company for purposes of exercising control or management. This requirement is based on a state law that no longer applies. The elimination of this policy will not change the way the Fund's assets are invested.

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that shareholders approve the proposed changes in the fundamental policies. The changes must be approved by the lesser of (a) a majority of the Fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the changes are not approved, the Fund will continue to operate in accordance with its current investment policies.

                PROPOSAL 7: APPROVE OR REJECT A NEW SUBADVISORY
                 AGREEMENT WITH KENWOOD CAPITAL MANAGEMENT LLC
             (Applies to: MANAGED ALLOCATION, STRATEGY AGGRESSIVE)

Kenwood Capital Management LLC ("Kenwood") is a registered investment adviser with particular expertise on investments in small capitalization companies. Kenwood is a subsidiary of AEFC. AEFC plans to enter into a Subadvisory Agreement with Kenwood. Under the proposed Subadvisory Agreement, AEFC will grant investment management authority to Kenwood with respect to all or a part of the Fund's assets. Kenwood will be authorized to buy or sell stocks, bonds and other securities for the Fund, subject to the overall supervision of AEFC.

WILL THE PROPOSED SUBADVISORY AGREEMENT CHANGE THE FEES PAID BY THE FUND? There will be no change in the fees paid by the Fund. If the proposed Subadvisory Agreement is approved, the fees paid by the Fund to AEFC will remain the same. AEFC, not the Fund, will pay Kenwood.

Compensation will be based on the assets allocated to Kenwood by AEFC and will be paid at a rate of 0.35% of average daily net assets.

PRINCIPALS AND MANAGEMENT BOARD OF KENWOOD. Jacob E. Hurwitz and Kent A. Kelley are the principals of Kenwood. The following individuals are directors of
Kenwood: Peter J. Anderson, Jacob E. Hurwitz, Kent A. Kelley, Gabrielle F. Parish, Stephen W. Roszell. Mr. Anderson and Mr. Roszell are officers of AEFC. Ms. Parish is an officer of American Express Asset Management Group ("AEAMG"), a wholly-owned subsidiary of AEFC. All of the directors are located at IDS Tower, Minneapolis, MN 55440-0010. AEAMG owns 50.1% of Kenwood. Mr. Hurwitz and Mr. Kelley each owns a minority interest. Kenwood's address is IDS Tower 10, Minneapolis, MN 55440-0010.

WHEN WILL THE PROPOSED SUBADVISORY AGREEMENT START? If approved by shareholders, the proposed Subadvisory Agreement will take effect shortly after the shareholder meeting. The proposed Subadvisory Agreement will continue from year to year, provided continuance is approved at least annually. The proposed Subadvisory Agreement may be terminated without penalty either by the Board, by AEFC or by a vote of a majority of the outstanding shares of the Fund.

WHAT FACTORS DID THE BOARD CONSIDER? Subadvisory agreements must be approved by shareholders when the subadvisor is partially owned by the investment manager. The Subadvisory Agreement meets appropriate operational objectives of AEFC and Kenwood. AEFC has committed to be fully accountable for the investment performance of the Fund and for all duties and responsibilities under the Investment Management Services Agreement. AEFC will manage the arrangement with Kenwood in the same way it oversees portfolio managers directly employed by AEFC.

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that shareholders approve the proposed Subadvisory Agreement. The Subadvisory Agreement must be approved by the lesser of (a) a majority of the Fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed Subadvisory Agreement is not approved, the Fund will continue to operate under its current investment management agreement with AEFC.

                         PROPOSAL 8: APPROVE OR REJECT
                      A CHANGE IN THE INVESTMENT OBJECTIVE
                          (Applies to: EQUITY SELECT)

Currently the Fund's investment objective is "growth of capital and income". The Fund invests primarily in mid-capitalization securities. AEFC has advised the Board that it is becoming increasingly difficult for the portfolio manager to find mid-cap securities that pay dividends. Most mid-cap companies are run as growth companies. This means that they are more likely to reinvest all of their income into the business and less likely to distribute income to their shareholders. As a result, AEFC recommended to the Board that the Fund's investment objective be changed to eliminate income as an objective. If shareholders approve, the Fund's objective will be "growth of capital". While the Fund may still purchase securities that pay dividends, it will no longer have income as an objective in making investment decisions.

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that shareholders approve the change in investment objective. The change must be approved by the lesser of (a) a majority of the Fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the change is not approved, the Fund will continue to operate under its current investment objective.

                          SECTION C - PROXY VOTING AND
                        SHAREHOLDER MEETING INFORMATION

This section includes information about proxy voting and the shareholder meetings.

VOTING. Each share is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

Each corporation or trust issues one or more series of common stock. Each series is a separate Fund. On the election of board members, ratification of independent auditors and the change of name, you vote together with the owners of shares of all the other Funds that are part of the same corporation or trust. On the investment management agreement, changes of fundamental investment policies, subadvisory agreement and change in investment objective, you vote together with the owners of the other shares in your Fund. On the distribution plan, you vote together with the owners of shares of the same class owned in your Fund. All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Abstentions are treated as a vote against a proposal. Broker non-votes (shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote) will be counted toward a quorum. In determining whether a proposal received the affirmative vote of 67% of the shares voted at the meeting, broker non-votes will be disregarded in the calculation. In determining whether a proposal received the affirmative vote of 50% of the outstanding shares, broker non-votes will be treated as a vote against the proposal.

In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "Exception," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.

MASTER/FEEDER FUNDS. Some Funds are part of a master/feeder structure. The feeder funds seek their investment objectives by investing their assets in master funds with the same policies. Master funds invest in and manage the securities. Proposals 5 through 8 affect the master funds. Feeder funds, as the sole shareholders of the master fund, will vote for or against each of those proposals in proportion to the vote received from feeder fund shareholders.

REVOKING YOUR PROXY. If your plans change and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, you may change your vote or revoke it by mail, telephone or internet.

JOINT PROXY STATEMENT/SIMULTANEOUS MEETINGS. This joint proxy statement reduces the preparation, printing and mailing costs of sending separate proxy statements for each Fund. The meetings will be held simultaneously with each proposal being voted on separately by shareholders of a corporation or by shareholders of a Fund or by a class of shares of the Fund where appropriate. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will consider the reasons for the objection in deciding whether to vote in favor of the adjournment.

SOLICITATION OF PROXIES. The Board is asking for your vote as promptly as possible. The Fund will pay the expenses for the proxy material and the postage. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact by financial advisors. The expenses of supplementary solicitation will be paid by the Fund and AEFC.

SHAREHOLDER PROPOSALS. No proposals were received from shareholders. The Fund does not hold regular meetings of shareholders on an annual basis. Therefore, no anticipated date of the next regular meeting can be provided. If you have a proposal you believe should be presented to all shareholders, send the proposal to the Chairman. The proposal will be considered at a meeting of the Board as soon as practicable.

OTHER BUSINESS. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.

ADJOURNMENT. In the event that not enough votes in favor of any of the proposals are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 60 days in the aggregate to allow further solicitation of shareholders on the proposals. Any adjournment requires the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against any of the proposals. The Fund will pay the costs of any additional solicitation and of any adjourned meeting.

ANNUAL REPORT. The latest annual report was previously mailed to you. If you would like another copy of the annual report and any subsequent semi-annual report, without charge, please write Bob Severson at American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534 or call 1-800-862-7919.

                          SECTION D - FUND INFORMATION

This section contains the following information about your Fund and its adviser:

                                            CONTENT
  TABLE    (all information is shown for the last fiscal year unless noted otherwise)
---------  --------------------------------------------------------------------------
D-1A       Actual and pro forma expenses for Class A assuming all of the fee changes had been in effect during the year
D-1B       Actual and pro forma expenses for Class B
D-1Y       Actual and pro forma expenses for Class Y
D-2        The Fund's pro forma expenses compared to a group of similar funds
D-3        The Fund's fee schedule under its management agreement
D-4        The Fund's size, number of outstanding shares and 5% owners
D-5        Fees paid under the Shareholder Service and Distribution Plan Agreements
D-6        Actual and pro forma Investment Management Services Agreement fees
D-7        Payments the Fund made to AEFC and its affiliates
D-8        Brokerage commissions the Fund paid to an AEFC affiliate
D-9        Information about shareholder approval of current agreements

THE FUND'S ADVISER AND DISTRIBUTOR. AEFC is the adviser or subadviser for each of the Funds. IDS Life, a wholly-owned subsidiary of AEFC, is the investment manager and distributor for each of the Annuity Funds. AEFA, a wholly-owned subsidiary of AEFC, is the distributor for each of the Retail Funds. The address for AEFC, IDS Life and AEFA is IDS Tower 10, Minneapolis, MN 55440-0010. AEFC is a wholly-owned subsidiary of American Express, World Financial Center, New York, NY 10285.

PRESIDENT AND BOARD OF DIRECTORS OF AEFC. David R. Hubers is President and Chief Executive Officer of AEFC. The following individuals are directors of AEFC. Except as otherwise noted, each director is an officer of AEFC located at IDS Tower 10, Minneapolis, MN 55440-0010. Directors: Peter J. Anderson, Karl J. Breyer, James E. Choat, Gordon L. Eid, Harvey Golub (Chairman, American Express, New York, NY), David R. Hubers, Marietta L. Johns, Susan D. Kinder, Richard W. Kling, Steven C. Kumagai, Peter A. Lefferts, Douglas A. Lennick, Jonathan S. Linen (Vice Chairman, American Express, New York, NY), Barry J. Murphy, Erven A. Samsel, Norman Weaver, Jr., Michael R. Woodward.

PRESIDENT AND BOARD OF DIRECTORS OF IDS LIFE. Richard W. Kling is President of IDS Life. The following individuals are directors of IDS Life. Each director is an officer of AEFC located at IDS Tower 10, Minneapolis, MN 55440-0010.
Directors: David R. Hubers, Richard W. Kling, Paul F. Kolkman, Paula R. Meyer, James A. Mitchell, Barry J. Murphy, Stuart A. Sedlacek.

            TABLE D-1A. ACTUAL AND PRO FORMA FUND EXPENSES - CLASS A
                      (as a % of average daily net assets)

This table shows how expenses appear in the prospectus fee table. If shareholders approve Proposal 4, the Fund will discontinue the Shareholder Service Agreement and enter into a distribution plan. As a result, expenses will move from one heading to another. Expenses for the last fiscal year paid under the Shareholder Service Agreement are shown in the Actual column under the heading "Other Expenses". If that agreement is discontinued, those expenses will decrease as shown in the Pro Forma column under "Other Expenses". On the other hand, fees under the distribution plan will increase as shown under the heading "Distribution".

                                                                                                                   TOTAL FUND
                                                                                           OTHER                   OPERATING
                                     MANAGEMENT               DISTRIBUTION               EXPENSES*                  EXPENSES
                                     AGREEMENT          ------------------------  ------------------------  ------------------------
                              ------------------------                   Pro                       Pro                       Pro
ANNUAL OPERATING EXPENSES       Actual                    Actual        Forma       Actual        Forma       Actual        Forma
----------------------------  -----------               -----------  -----------  -----------  -----------  -----------  -----------
                                               Pro
                                              Forma
                                           -----------
RETAIL FUNDS:
Blue Chip Advantage                 0.38%        0.48%        0.00%        0.25%        0.40%        0.27%        0.78%        1.00%
Bond                                0.48         0.48         0.00         0.25         0.35         0.21         0.83         0.94
California Tax-Exempt               0.47         0.47         0.00         0.25         0.28         0.12         0.75         0.84
Cash Management                     0.27         0.32         0.00         0.00         0.29         0.33         0.56         0.65
Discovery                           0.64         0.64         0.00         0.25         0.39         0.26         1.03         1.15
Diversified Equity Income           0.49         0.45         0.00         0.25         0.37         0.23         0.86         0.93
Emerging Markets                    1.09         1.15         0.00         0.25         0.84         0.75         1.93         2.15
Equity Select                       0.52         0.60         0.00         0.25         0.30         0.15         0.82         1.00
Equity Value                        0.49         0.48         0.00         0.25         0.36         0.22         0.85         0.95
Extra Income                        0.56         0.56         0.00         0.25         0.33         0.18         0.89         0.99
Federal Income                      0.50         0.50         0.00         0.25         0.36         0.21         0.86         0.96
Global Balanced                     0.79         0.80         0.00         0.25         0.74         0.62         1.53         1.67
Global Bond                         0.74         0.74         0.00         0.25         0.42         0.29         1.16         1.28
Global Growth                       0.75         0.75         0.00         0.25         0.47         0.35         1.22         1.35
Growth                              0.53         0.53         0.00         0.25         0.34         0.20         0.87         0.98
High Yield Tax-Exempt               0.44         0.44         0.00         0.25         0.26         0.10         0.70         0.79
Insured Tax-Exempt                  0.45         0.45         0.00         0.25         0.28         0.12         0.73         0.82
Intermediate Tax-Exempt             0.45         0.45         0.00         0.25         0.51         0.35         0.96         1.05
International                       0.74         0.74         0.00         0.25         0.52         0.40         1.26         1.39
Managed Allocation                  0.44         0.44         0.00         0.25         0.36         0.22         0.80         0.91
Massachusetts Tax-Exempt            0.47         0.47         0.00         0.25         0.35         0.19         0.82         0.91
Michigan Tax-Exempt                 0.47         0.47         0.00         0.25         0.35         0.19         0.82         0.91
Minnesota Tax-Exempt                0.46         0.46         0.00         0.25         0.29         0.13         0.75         0.84
Mutual                              0.47         0.47         0.00         0.25         0.33         0.19         0.80         0.91
New Dimensions                      0.50         0.50         0.00         0.25         0.32         0.17         0.82         0.92
New York Tax-Exempt                 0.47         0.47         0.00         0.25         0.32         0.16         0.79         0.88
Ohio Tax-Exempt                     0.47         0.47         0.00         0.25         0.36         0.20         0.83         0.92
Precious Metals                     0.76         0.76         0.00         0.25         0.75         0.66         1.51         1.67
Progressive                         0.61         0.61         0.00         0.25         0.41         0.27         1.02         1.13

                                                                                                                   TOTAL FUND
                                                                                           OTHER                   OPERATING
                                     MANAGEMENT               DISTRIBUTION               EXPENSES*                  EXPENSES
                                     AGREEMENT          ------------------------  ------------------------  ------------------------
                              ------------------------                   Pro                       Pro                       Pro
ANNUAL OPERATING EXPENSES       Actual                    Actual        Forma       Actual        Forma       Actual        Forma
----------------------------  -----------               -----------  -----------  -----------  -----------  -----------  -----------
                                               Pro
                                              Forma
                                           -----------
Research Opportunities              0.64%        0.61%        0.00%        0.25%        0.48%        0.36%        1.12%        1.22%
Selective                           0.51         0.51         0.00         0.25         0.35         0.21         0.86         0.97
Small Company Index                 0.33         0.37         0.00         0.25         0.67         0.56         1.00         1.18
Stock                               0.46         0.46         0.00         0.25         0.31         0.16         0.77         0.87
Strategy Aggressive                 0.60         0.55         0.00         0.25         0.41         0.28         1.01         1.08
Tax-Exempt Bond                     0.45         0.45         0.00         0.25         0.28         0.12         0.73         0.82
Tax-Free Money                      0.31         0.36         0.00         0.00         0.23         0.25         0.54         0.61
Utilities Income                    0.52         0.61         0.00         0.25         0.34         0.20         0.86         1.06

ANNUITY FUNDS:
Life Aggressive Growth              0.60         0.60         0.00         0.13         0.06         0.06         0.66         0.79
Life Capital Resource               0.61         0.61         0.00         0.13         0.05         0.05         0.66         0.79
Life Global Yield                   0.85         0.85         0.00         0.13         0.10         0.10         0.95         1.08
Life Growth Dimensions              0.63         0.63         0.00         0.13         0.06         0.06         0.69         0.82
Life Income Advantage               0.63         0.63         0.00         0.13         0.06         0.06         0.69         0.82
Life International Equity           0.83         0.83         0.00         0.13         0.11         0.11         0.94         1.07
Life Managed                        0.59         0.59         0.00         0.13         0.05         0.05         0.64         0.77
Life Moneyshare                     0.52         0.52         0.00         0.13         0.05         0.05         0.57         0.70
Life Special Income                 0.61         0.61         0.00         0.13         0.06         0.06         0.67         0.80

*For the Retail Funds, other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Pro forma numbers reflect a $4 per account increase in the transfer agency fee effective Feb. 1, 1999.

 For the Annuity Funds, other expenses include an administrative services fee and other nonadvisory expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost investing in other mutual funds. Assume you invest $10,000 and the Fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                     1 YEAR                 3 YEARS               5 YEARS               10 YEARS
                            ------------------------  --------------------  --------------------  --------------------
                                             Pro                    Pro                   Pro                   Pro
                              Actual        Forma      Actual      Forma     Actual      Forma     Actual      Forma
                            -----------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
RETAIL FUNDS:
Blue Chip Advantage          $     576    $     597   $     737  $     803  $     912  $   1,026  $   1,422  $   1,668
Bond                               580          591         752        785        938        995      1,478      1,601
California Tax-Exempt              573          581         728        755        897        943      1,388      1,489
Cash Management                     57           66         180        208        313        363        705        814
Discovery                          600          611         812        847      1,041      1,102      1,701      1,832
Diversified Equity Income          583          590         761        782        954        990      1,512      1,590

                                     1 YEAR                 3 YEARS               5 YEARS               10 YEARS
                            ------------------------  --------------------  --------------------  --------------------
                                             Pro                    Pro                   Pro                   Pro
                              Actual        Forma      Actual      Forma     Actual      Forma     Actual      Forma
                            -----------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
Emerging Markets             $     686    $     707   $   1,076  $   1,140  $   1,491  $   1,597  $   2,646  $   2,863
Equity Select                      580          597         750        803        933      1,026      1,467      1,668
Equity Value                       582          592         758        788        949      1,000      1,501      1,612
Extra Income                       586          596         770        800        969      1,021      1,545      1,657
Federal Income                     583          593         761        791        954      1,005      1,512      1,623
Global Balanced                    648          661         959      1,000      1,293      1,363      2,237      2,382
Global Bond                        612          624         850        886      1,107      1,168      1,843      1,973
Global Growth                      618          631         868        907      1,138      1,203      1,908      2,047
Growth                             584          595         764        797        959      1,015      1,523      1,646
High Yield Tax-Exempt              568          577         713        740        871        918      1,331      1,433
Insured Tax-Exempt                 571          580         722        749        886        933      1,365      1,467
Intermediate Tax-Exempt            593          602         791        818      1,005      1,051      1,623      1,723
International                      622          634         880        918      1,158      1,223      1,951      2,090
Managed Allocation                 578          588         743        776        923        979      1,444      1,568
Massachusetts Tax-Exempt           580          588         749        776        933        979      1,467      1,568
Michigan Tax-Exempt                580          588         749        776        933        979      1,467      1,568
Minnesota Tax-Exempt               573          581         728        755        897        943      1,388      1,489
Mutual                             578          588         743        776        923        979      1,444      1,568
New Dimensions                     580          589         749        779        933        985      1,467      1,579
New York Tax-Exempt                577          585         740        767        918        964      1,433      1,534
Ohio Tax-Exempt                    580          589         752        779        938        985      1,478      1,579
Precious Metals                    646          661         954      1,000      1,283      1,363      2,216      2,382
Progressive                        599          609         809        841      1,036      1,092      1,690      1,810
Research Opportunities             608          618         838        868      1,087      1,138      1,800      1,908
Selective                          583          594         761        794        954      1,010      1,512      1,634
Small Company Index                597          614         803        856      1,026      1,117      1,668      1,865
Stock                              575          584         734        764        907        959      1,410      1,523
Strategy Aggressive                598          605         806        827      1,031      1,067      1,679      1,756
Tax-Exempt Bond                    571          580         722        749        886        933      1,365      1,467
Tax-Free Money                      55           62         173        196        302        341        680        766
Utilities Income                   583          603         761        821        954      1,056      1,512      1,734

ANNUITY FUNDS:
Life Aggressive Growth              67           81         211        253        368        440        826        982
Life Capital Resource               67           81         211        253        368        440        826        982
Life Global Yield                   97          110         303        344        526        596      1,171      1,322
Life Growth Dimensions              70           84         221        262        385        456        862      1,018
Life Income Advantage               70           84         221        262        385        456        862      1,018
Life International Equity           96          109         300        341        521        591      1,159      1,310
Life Managed                        65           79         205        246        357        429        802        958
Life Moneyshare                     58           72         183        224        319        390        717        874
Life Special Income                 68           82         215        256        374        445        838        994

            TABLE D-1B. ACTUAL AND PRO FORMA FUND EXPENSES - CLASS B
                      (as a % of average daily net assets)

This table shows how expenses appear in the prospectus fee table. If shareholders approve Proposal 4, the Fund will discontinue the Shareholder Service Agreement and enter into a distribution plan. As a result, expenses will move from one heading to another. Expenses for the last fiscal year paid under the Shareholder Service Agreement are shown in the Actual column under the heading "Other Expenses". If that agreement is discontinued, those expenses will decrease as shown in the Pro Forma column under "Other Expenses". On the other hand, fees under the distribution plan will increase as shown under the heading "Distribution".

                                                                                                                 TOTAL FUND
                                                                                                OTHER             OPERATING
                                          MANAGEMENT               DISTRIBUTION               EXPENSES*           EXPENSES
                                          AGREEMENT          ------------------------  ------------------------  -----------
                                   ------------------------                   Pro                       Pro
ANNUAL OPERATING EXPENSES            Actual                    Actual        Forma       Actual        Forma       Actual
---------------------------------  -----------               -----------  -----------  -----------  -----------  -----------
                                                    Pro
                                                   Forma
                                                -----------
Blue Chip Advantage                      0.38%        0.48%        0.75%        1.00%        0.41%        0.28%        1.54%
Bond                                     0.48         0.48         0.75         1.00         0.36         0.22         1.59
California Tax-Exempt                    0.47         0.47         0.75         1.00         0.28         0.12         1.50
Cash Management                          0.27         0.32         0.75         0.75         0.30         0.34         1.32
Discovery                                0.64         0.64         0.75         1.00         0.40         0.27         1.79
Diversified Equity Income                0.49         0.45         0.75         1.00         0.38         0.24         1.62
Emerging Markets                         1.09         1.15         0.75         1.00         0.87         0.78         2.71
Equity Select                            0.52         0.60         0.75         1.00         0.31         0.16         1.58
Equity Value                             0.49         0.48         0.75         1.00         0.37         0.23         1.61
Extra Income                             0.56         0.56         0.75         1.00         0.34         0.19         1.65
Federal Income                           0.50         0.50         0.75         1.00         0.36         0.21         1.61
Global Balanced                          0.79         0.80         0.75         1.00         0.75         0.63         2.29
Global Bond                              0.74         0.74         0.75         1.00         0.43         0.30         1.92
Global Growth                            0.75         0.75         0.75         1.00         0.49         0.37         1.99
Growth                                   0.53         0.53         0.75         1.00         0.35         0.21         1.63
High Yield Tax-Exempt                    0.44         0.44         0.75         1.00         0.26         0.10         1.45
Insured Tax-Exempt                       0.45         0.45         0.75         1.00         0.29         0.13         1.49
Intermediate Tax-Exempt                  0.45         0.45         0.75         1.00         0.51         0.35         1.71
International                            0.74         0.74         0.75         1.00         0.53         0.41         2.02
Managed Allocation                       0.44         0.44         0.75         1.00         0.37         0.23         1.56
Massachusetts Tax-Exempt                 0.47         0.47         0.75         1.00         0.35         0.19         1.57
Michigan Tax-Exempt                      0.47         0.47         0.75         1.00         0.35         0.19         1.57
Minnesota Tax-Exempt                     0.46         0.46         0.75         1.00         0.29         0.13         1.50
Mutual                                   0.47         0.47         0.75         1.00         0.34         0.20         1.56
New Dimensions                           0.50         0.50         0.75         1.00         0.33         0.19         1.58
New York Tax-Exempt                      0.47         0.47         0.75         1.00         0.33         0.17         1.55
Ohio Tax-Exempt                          0.47         0.47         0.75         1.00         0.37         0.21         1.59
Precious Metals                          0.76         0.76         0.75         1.00         0.77         0.68         2.28
Progressive                              0.61         0.61         0.75         1.00         0.42         0.29         1.78
Research Opportunities                   0.64         0.61         0.75         1.00         0.49         0.37         1.88


                                       Pro
ANNUAL OPERATING EXPENSES             Forma
---------------------------------  -----------

Blue Chip Advantage                      1.76%
Bond                                     1.70
California Tax-Exempt                    1.59
Cash Management                          1.41
Discovery                                1.91
Diversified Equity Income                1.69
Emerging Markets                         2.93
Equity Select                            1.76
Equity Value                             1.71
Extra Income                             1.75
Federal Income                           1.71
Global Balanced                          2.43
Global Bond                              2.04
Global Growth                            2.12
Growth                                   1.74
High Yield Tax-Exempt                    1.54
Insured Tax-Exempt                       1.58
Intermediate Tax-Exempt                  1.80
International                            2.15
Managed Allocation                       1.67
Massachusetts Tax-Exempt                 1.66
Michigan Tax-Exempt                      1.66
Minnesota Tax-Exempt                     1.59
Mutual                                   1.67
New Dimensions                           1.69
New York Tax-Exempt                      1.64
Ohio Tax-Exempt                          1.68
Precious Metals                          2.44
Progressive                              1.90
Research Opportunities                   1.98

                                                                                                                 TOTAL FUND
                                                                                                OTHER             OPERATING
                                          MANAGEMENT               DISTRIBUTION               EXPENSES*           EXPENSES
                                          AGREEMENT          ------------------------  ------------------------  -----------
                                   ------------------------                   Pro                       Pro
ANNUAL OPERATING EXPENSES            Actual                    Actual        Forma       Actual        Forma       Actual
---------------------------------  -----------               -----------  -----------  -----------  -----------  -----------
                                                    Pro
                                                   Forma
                                                -----------
Selective                                0.51%        0.51%        0.75%        1.00%        0.36%        0.22%        1.62%
Small Company Index                      0.33         0.37         0.75         1.00         0.68         0.57         1.76
Stock                                    0.46         0.46         0.75         1.00         0.32         0.18         1.53
Strategy Aggressive                      0.60         0.55         0.75         1.00         0.42         0.29         1.77
Tax-Exempt Bond                          0.45         0.45         0.75         1.00         0.28         0.12         1.48
Utilities Income                         0.52         0.61         0.75         1.00         0.35         0.21         1.62


                                       Pro
ANNUAL OPERATING EXPENSES             Forma
---------------------------------  -----------

Selective                                1.73%
Small Company Index                      1.94
Stock                                    1.64
Strategy Aggressive                      1.84
Tax-Exempt Bond                          1.57
Utilities Income                         1.82

*Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Pro forma numbers reflect a $4 per account increase in the transfer agency fee effective Feb. 1, 1999.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost investing in other mutual funds. Assume you invest $10,000 and the Fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current Agreements and your costs if the proposed changes had been in effect:

                                        1 YEAR                  3 YEARS                 5 YEARS                 10 YEARS
                               ------------------------  ----------------------  ----------------------  ----------------------
                                                Pro                     Pro                     Pro                     Pro
                                 Actual        Forma      Actual       Forma      Actual       Forma      Actual       Forma
                               -----------  -----------  ---------  -----------  ---------  -----------  ---------  -----------
Blue Chip Advantage             $     657    $     679   $     887   $     954   $   1,040   $   1,155   $   1,634   $   1,877
Bond                                  662          673         902         936       1,067       1,124       1,689       1,811
California Tax-Exempt                 653          662         874         902       1,019       1,067       1,592       1,692
Cash Management                       634          644         819         847         924         972       1,385       1,487
Discovery                             682          694         964       1,000       1,171       1,233       1,635       2,039
Diversified Equity Income             665          672         911         933       1,082       1,119       1,723       1,800
Emerging Markets                      774          796       1,242       1,307       1,635       1,743       2,857       3,071
Equity Select                         661          679         899         954       1,061       1,155       1,678       1,877
Equity Value                          664          674         908         939       1,077       1,129       1,712       1,822
Extra Income                          668          678         921         951       1,098       1,150       1,756       1,866
Federal Income                        664          674         908         939       1,077       1,129       1,712       1,825
Global Balanced                       732          746       1,116       1,158       1,426       1,496       2,439       2,582
Global Bond                           695          707       1,003       1,040       1,238       1,299       2,050       2,178
Global Growth                         702          715       1,025       1,064       1,274       1,340       2,122       2,260
Growth                                666          677         914         948       1,088       1,145       1,734       1,855
High Yield Tax-Exempt                 648          657         859         887         993       1,040       1,535       1,636
Insured Tax-Exempt                    652          661         871         899       1,014       1,061       1,578       1,678
Intermediate Tax-Exempt               674          683         939         967       1,129       1,176       1,825       1,923
International                         705          718       1,034       1,073       1,289       1,355       2,157       2,294
Managed Allocation                    659          670         893         927       1,051       1,108       1,656       1,778
Massachusetts Tax-Exempt              660          669         896         924       1,056       1,103       1,670       1,770
Michigan Tax-Exempt                   660          669         896         924       1,056       1,103       1,670       1,770

                                        1 YEAR                  3 YEARS                 5 YEARS                 10 YEARS
                               ------------------------  ----------------------  ----------------------  ----------------------
                                                Pro                     Pro                     Pro                     Pro
                                 Actual        Forma      Actual       Forma      Actual       Forma      Actual       Forma
                               -----------  -----------  ---------  -----------  ---------  -----------  ---------  -----------
Minnesota Tax-Exempt            $     653    $     662   $     874   $     902   $   1,019   $   1,067   $   1,592   $   1,692
Mutual                                659          670         893         927       1,051       1,108       1,656       1,778
New Dimensions                        661          672         899         933       1,061       1,019       1,678       1,797
New York Tax-Exempt                   658          667         890         918       1,046       1,093       1,645       1,745
Ohio Tax-Exempt                       662          671         902         930       1,067       1,114       1,689       1,789
Precious Metals                       731          747       1,113       1,161       1,421       1,501       2,426       2,590
Progressive                           681          693         961         997       1,165       1,227       1,898       2,026
Research Opportunities                691          701         991       1,022       1,217       1,268       2,007       2,114
Selective                             665          676         911         945       1,082       1,140       1,723       1,844
Small Company Index                   679          697         954       1,009       1,155       1,248       1,877       2,071
Stock                                 656          667         884         918       1,035       1,093       1,622       1,742
Strategy Aggressive                   680          687         957         979       1,160       1,196       1,888       1,964
Tax-Exempt Bond                       651          660         868         896       1,009       1,056       1,569       1,670
Utilities Income                      665          685         911         973       1,082       1,186       1,723       1,942

            TABLE D-1Y. ACTUAL AND PRO FORMA FUND EXPENSES - CLASS Y
                      (as a % of average daily net assets)

                                                                                                                 TOTAL FUND
                                                                                         OTHER                   OPERATING
                                   MANAGEMENT               DISTRIBUTION               EXPENSES*                  EXPENSES
                                   AGREEMENT          ------------------------  ------------------------  ------------------------
                            ------------------------                   Pro                       Pro                       Pro
ANNUAL OPERATING EXPENSES     Actual                    Actual        Forma       Actual        Forma       Actual        Forma
--------------------------  -----------               -----------  -----------  -----------  -----------  -----------  -----------
                                             Pro
                                            Forma
                                         -----------
Blue Chip Advantage               0.38%        0.48%        0.00%        0.00%        0.33%        0.35%        0.71%        0.83%
Bond                              0.48         0.48         0.00         0.00         0.28         0.29         0.76         0.77
Cash Management                   0.27         0.32         0.00         0.00         0.29         0.31         0.56         0.63
Discovery                         0.64         0.64         0.00         0.00         0.32         0.34         0.96         0.98
Diversified Equity Income         0.49         0.45         0.00         0.00         0.29         0.31         0.78         0.76
Emerging Markets                  1.09         1.15         0.00         0.00         0.77         0.81         1.86         1.96
Equity Select                     0.52         0.60         0.00         0.00         0.23         0.24         0.75         0.84
Equity Value                      0.49         0.48         0.00         0.00         0.27         0.29         0.76         0.77
Extra Income                      0.56         0.56         0.00         0.00         0.26         0.27         0.82         0.83
Federal Income                    0.50         0.50         0.00         0.00         0.28         0.29         0.78         0.79
Global Balanced                   0.79         0.80         0.00         0.00         0.67         0.70         1.46         1.50
Global Bond                       0.74         0.74         0.00         0.00         0.35         0.37         1.09         1.11
Global Growth                     0.75         0.75         0.00         0.00         0.40         0.42         1.15         1.17
Growth                            0.53         0.53         0.00         0.00         0.27         0.28         0.80         0.81
High Yield Tax-Exempt             0.44         0.44         0.00         0.00         0.18         0.19         0.62         0.63
Insured Tax-Exempt                0.45         0.45         0.00         0.00         0.20         0.21         0.65         0.66
Intermediate Tax-Exempt           0.45         0.45         0.00         0.00         0.43         0.44         0.88         0.89
International                     0.74         0.74         0.00         0.00         0.44         0.47         1.18         1.21
Managed Allocation                0.44         0.44         0.00         0.00         0.28         0.29         0.72         0.73
Mutual                            0.47         0.47         0.00         0.00         0.26         0.27         0.73         0.74
New Dimensions                    0.50         0.50         0.00         0.00         0.25         0.26         0.75         0.76
Precious Metals                   0.76         0.76         0.00         0.00         0.67         0.71         1.43         1.47
Progressive                       0.61         0.61         0.00         0.00         0.34         0.36         0.95         0.97
Research Opportunities            0.64         0.61         0.00         0.00         0.41         0.43         1.05         1.04
Selective                         0.51         0.51         0.00         0.00         0.28         0.29         0.79         0.80
Small Company Index               0.33         0.37         0.00         0.00         0.59         0.62         0.92         0.99
Stock                             0.46         0.46         0.00         0.00         0.24         0.25         0.70         0.71
Strategy Aggressive               0.60         0.55         0.00         0.00         0.33         0.35         0.93         0.90
Tax-Exempt Bond                   0.45         0.45         0.00         0.00         0.18         0.19         0.63         0.64
Utilities Income                  0.52         0.61         0.00         0.00         0.27         0.28         0.79         0.89

*Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Pro forma numbers reflect a $2 per account increase in the transfer agency fee effective April 1, 1999.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost investing in other mutual funds. Assume you invest $10,000 and the Fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current Agreements and your costs if the proposed changes had been in effect:

                                   1 YEAR                   3 YEARS                  5 YEARS                10 YEARS
                          ------------------------  ------------------------  ----------------------  --------------------
                                           Pro                       Pro                     Pro                    Pro
                            Actual        Forma       Actual        Forma      Actual       Forma      Actual      Forma
                          -----------  -----------  -----------  -----------  ---------  -----------  ---------  ---------
Blue Chip Advantage        $      73    $      85    $     227    $     265   $     396   $     461   $     886  $   1,029
Bond                              78           79          243          247         423         429         946        958
Cash Management                   57           64          180          202         313         352         704        790
Discovery                         98          100          306          312         532         543       1,183      1,206
Diversified Equity
  Income                          80           78          249          243         434         423         970        946
Emerging Markets                 189          199          585          616       1,007       1,058       2,185      2,290
Equity Select                     77           86          240          268         418         467         934      1,041
Equity Value                      78           79          243          246         423         429         946        958
Extra Income                      84           85          262          265         456         461       1,018      1,029
Federal Income                    80           81          249          253         434         440         970        982
Global Balanced                  149          153          462          474         798         819       1,751      1,796
Global Bond                      111          113          347          353         602         612       1,333      1,356
Global Growth                    117          119          366          372         634         645       1,402      1,425
Growth                            82           83          255          259         445         450         994      1,006
High Yield Tax-Exempt             63           64          199          202         346         352         778        790
Insured Tax-Exempt                66           67          208          211         363         368         814        826
Intermediate Tax-Exempt           90           91          281          284         488         494       1,089      1,100
International                    120          123          375          384         650         666       1,437      1,471
Managed Allocation                74           75          230          234         401         407         898        910
Mutual                            75           76          234          237         407         412         910        922
New Dimensions                    77           78          240          243         418         423         934        946
Precious Metals                  146          150          453          465         783         804       1,718      1,762
Progressive                       97           99          303          309         526         537       1,171      1,194
Research Opportunities           107          106          334          331         580         575       1,287      1,276
Selective                         81           82          253          256         440         445         982        994
Small Company Index               94          101          294          316         510         548       1,136      1,218
Stock                             72           73          224          227         390         396         874        886
Strategy Aggressive               95           92          297          287         516         499       1,147      1,112
Tax-Exempt Bond                   64           65          202          205         352         357         790        802
Utilities Income                  81           91          253          284         440         494         982      1,100

         TABLE D-2. PRO FORMA EXPENSE RATIO COMPARED TO SIMILAR FUNDS*
                    (higher number indicates lower expenses)

This table shows how the Fund's expenses rank compared to a group of similar funds. A higher number indicates lower expenses. For example, Managed Allocation would rank 19 out of 20 similar funds -- only one fund in the group has lower expenses.

             FUND                  RANKING
-------------------------------  -----------
Blue Chip Advantage............       19/34
Bond...........................       33/51
California Tax-Exempt..........       13/32
Cash Management................       31/54
Discovery......................       23/48
Diversified Equity Income......       21/27
Emerging Markets...............       13/57
Equity Select..................       46/59
Equity Value...................       48/61
Extra Income...................       14/27
Federal Income.................       13/25
Global Balanced................       30/37
Global Bond....................       16/35
Global Growth..................       26/38
Growth.........................       17/32
High Yield Tax-Exempt..........       29/52
Insured Tax-Exempt.............       12/17
Intermediate Tax-Exempt........        9/43
International..................       19/24

             FUND                  RANKING
-------------------------------  -----------
Managed Allocation.............       19/20
Massachusetts Tax-Exempt.......       10/20
Michigan Tax-Exempt............        9/18
Minnesota Tax-Exempt...........       12/17
Mutual.........................       30/32
New Dimensions.................       27/40
New York Tax-Exempt............       12/22
Ohio Tax-Exempt................        6/17
Precious Metals................        8/14
Progressive....................       29/32
Research Opportunities.........       35/94
Selective......................       18/38
Small Company Index............        1/15
Stock..........................       25/31
Strategy Aggressive............       56/73
Tax-Exempt Bond................      62/110
Tax-Free Money.................       69/78
Utilities Income...............       20/26

*The rankings are based on expenses of Class A. Shareholders of Class B and Class Y should refer to the Class A ranking for comparison purposes. The ranking is based on the Fund's total expenses assuming that shareholders approve the proposed distribution plan, transfer agency fees are increased and management fees are changed as described in this proxy statement. The ranking information was supplied by Lipper, a company not affiliated with the Fund or AEFC. Lipper is the leading provider of data and analyses on the investment company business. Lipper developed the comparison group (the "universe") by selecting funds with similar investment objectives, as categorized by Lipper, and similar asset size.

                                                       PRO FORMA       CATEGORY AVERAGE
                  ANNUITY FUND                       EXPENSE RATIO      EXPENSE RATIO*
-------------------------------------------------  -----------------  -------------------
Life Aggressive Growth...........................           0.79%               0.91%
Life Capital Resource............................           0.79                0.86
Life Global Yield................................           1.08                1.03
Life Growth Dimensions...........................           0.82                0.86
Life Income Advantage............................           0.82                0.82
Life International Equity........................           1.07                1.19
Life Managed.....................................           0.77                0.84
Life Moneyshare..................................           0.70                0.52
Life Special Income..............................           0.80                0.75

*Category average expense ratio information was supplied by Variable Annuity
 Research and Development Service ("VARDS"), a company not affiliated with the Fund or AEFC. VARDS developed the category average by selecting funds with similar investment objectives, as described in the funds' prospectuses. Categories contain between 10 and 573 funds. The average category size is 232 funds.

                        TABLE D-3. FUND MANAGEMENT FEES

------------------------------------------------------------------
    RETAIL FUNDS       MANAGEMENT FEE (annual rate; in billions)
------------------------------------------------------------------
Blue Chip Advantage   First $.25 - .44%; next $.25 - .415%; next
                      $.25 - .39%; next $.25 - .365%; over $1 -
                      .34%
------------------------------------------------------------------

Bond                  First $1 - .52%; next $1 - .495%; next $1 -
Federal Income(1)     .47%; next $3 - .445%; next $3 - .42%; over
Selective(1)          $9 - .395%
------------------------------------------------------------------

California            First $.25 - .47%; next $.25 - .445%; next
Tax-Exempt            $.25 - .42%; next $.25 - .405%; over $1 -
Massachusetts Tax-    .38%
Exempt
Michigan Tax-Exempt
Minnesota Tax-Exempt
Ohio Tax-Exempt
New York Tax-Exempt
------------------------------------------------------------------

Cash Management       First $1 - .31%; next $.5 - .293%; next $.5
Tax-Free Money        - .275%; next $.5 - .258%; over $2.5 - .24%
------------------------------------------------------------------

Discovery(2)          First $.25 - .64%; next $.25 - .615%; next
Progressive(2)        $.25 - .59%; next $.25 - .565%; next $1 -
                      .54%; over $2 - .515%
------------------------------------------------------------------

Diversified Equity    First $.5 - .53%; next $.5 - .505%; next $1
Income(1)             - .48%; next $1 - .455%; next $3 - .43%;
Equity Select(2)      over $6 - .40%
Equity Value
Managed
Allocation(1,2,3)
Stock(1,2)
Utilities Income
------------------------------------------------------------------

Extra Income(1)       First $1 - .59%; next $1 - .565%; next $1 -
                      .54%; next $3 - .515%; next $3 - .49%; over
                      $9 - .465%
------------------------------------------------------------------

Emerging              First $.25 - 1.10%; next $.25 - 1.08%; next
Markets(1,5)          $.25 - 1.06%; next $.25 - 1.04%; next $1
                      -1.02%; over $2 - 1.0%
------------------------------------------------------------------

Global Balanced(4,6 ) First $.25 - .79%; next $.25 - .765%; next
                      $.25 - .74%; next $.25 - .715%; next $1 -
                      .69%; over $2 - .665%
------------------------------------------------------------------

Global Bond(1)        First $.25 - .77%; next $.25 - .745%; next
                      $.25 - .72%; next $.25 - .695%; over $1 -
                      .67%
------------------------------------------------------------------

------------------------------------------------------------------
    RETAIL FUNDS       MANAGEMENT FEE (annual rate; in billions)
------------------------------------------------------------------
Global Growth(1,4)    First $.25 - .80%; next $.25 - .775%; next
Internationa1(2,4)    $.25 - .75%; next $.25 - .725%; next $1 -
Precious Metals(2)    .70%; over $2 - .675%
------------------------------------------------------------------

Growth(1,2)           First $1 - .60%; next $1 - .575%; next $1 -
Strategy              .55%; next $3 - .525%; over $6 - .50%
Aggressive(3)
------------------------------------------------------------------

High Yield            First $1 - .49%; next $1 - .465%; next $1 -
Tax-Exempt(1)         .44%; next $3 - .415%; next $3 - .39%; over
                      $9 - .36%
------------------------------------------------------------------

Insured Tax-Exempt    First $1 - .45%; next $1 - .425%; next $1 -
Intermediate Tax-     .40%; next $3 - .375%; over $6 - .35%
Exempt(7)
Tax-Exempt Bond
------------------------------------------------------------------

Mutua1(1,2)           First $1 - .53%; next $1 - .505%; next $1 -
                      .48%; next $3 - .455%; over $6 - .43%
------------------------------------------------------------------

New Dimensions(1,2)   First $1 - .60%; next $1 - .575%; next $1 -
                      .55%; next $3 - .525%; next $6 - .50%; over
                      $12 - .49%
------------------------------------------------------------------

Research              First $.25 - .65%; next $.25 - .625%; next
Opportunities(1)      $.50 - .60%; next $1 - .575%; next $1 -
                      .55%; next $3 - .525%; over $6 - .50%
------------------------------------------------------------------

Small Company         First $.25 - .38%; next $.25 - .37%; next
Index(8)              $.25 - .36%; next $.25 - .35%; over $1 -
                      .34%

------------------------------------------------------------------

(1)The Fund is part of the master/feeder structure. Management fees are paid by the Portfolio on behalf of the Fund.

(2)The Fund has a performance incentive adjustment based on its performance compared to a Lipper index of comparable funds over a rolling 12-month period.

(3)Under a subadvisory agreement with American Express Asset Management Group ("AEAMG"), AEFC pays AEAMG a fee equal on an annual basis to 0.35% of average daily net assets.

(4)Under a subadvisory agreement with American Express Asset Management International Inc. ("AEAMI"), AEFC pays AEAMI a fee equal on an annual basis to 0.35% of average daily net assets.

(5)Under a subadvisory agreement with AEAMI, AEFC pays AEAMI a fee equal on an annual basis to 0.50% of average daily net assets.

(6)Total fees and expenses have been capped at 1.5% through 10/31/99.

(7)Total fees and expenses have been capped at 0.9% through 11/30/99.

(8)Total fees and expenses have been capped at 1.0% through 1/31/00.

----------------------------------------------------------------------------------
      ANNUITY FUNDS                MANAGEMENT FEE (annual rate; in billions)
----------------------------------------------------------------------------------
Life Aggressive Growth(1  ) First $.25 - .65%; next $.25 - .635%; next $.25 - .62%;
                            next $.25 - .605%; next $1 - .59%; over $2 - .575%
-------------------------------------------------------------------------

Life Capital Resource(1   ) First $1 - .63%; next $1 - .615%; next $1 - .60%; next
Life Growth Dimensions(1  ) $3 - .585%; over $6 - .57%
-------------------------------------------------------------------------

Life Global Yield(1       ) First $.25 - .84%; next $.25 - .825%; next $.25 - .81%;
                            next $.25 - .795%; over $1 - .78%
-------------------------------------------------------------------------

Life Income Advantage(1   ) First $1 - .62%; next $1 - .605%; next $1 - .59%; next
                            $3 - .575%; next $3 - .56%; over $9 - .545%
-------------------------------------------------------------------------

Life International        ) First $.25 - .87%; next $.25 - .855%; next $.25 - .84%;
Equity(2                    next $.25 - .825%; next $1 - .81%; over $2 - .795%
-------------------------------------------------------------------------

Life Managed(1            ) First $.5 - .63%; next $.5 - .615%; next $1 - .60%;
                            next $1 - .585%; next $3 - .57%; over $6 - .55%
-------------------------------------------------------------------------

Life Moneyshare(1         ) First $1 - .51%; next $.5 - .493%; next $.5 - .475%;
                            next $.5 - .458%; over $2.5 - .44%
-------------------------------------------------------------------------

Life Special Income(1     ) First $1 - .61%; next $1 - .595%; next $1 - .58%; next
                            $3 - .565%; next $3 - .55%; over $9 - .535%

-------------------------------------------------------------------------

(1)Under an investment advisory agreement with AEFC, IDS Life pays AEFC a fee equal on an annual basis to 0.25% of average daily net assets.

(2)Under an investment advisory agreement with AEFC, IDS Life pays AEFC a fee equal on an annual basis to 0.35% of average daily net assets. Under a subadvisory agreement with AEAMI, AEFC pays AEAMI a fee equal on an annual basis to 0.35% of average daily net assets.

                       TABLE D-4. FUND SIZE AND 5% OWNERS
                              as of Jan. 31, 1999

           FUND                NET ASSETS     OUTSTANDING SHARES  5% OWNERS
---------------------------  ---------------  ------------------  ----------
RETAIL FUNDS:
Blue Chip Advantage:
      Class A                $ 1,862,701,271       156,768,832       None
      Class B                  1,108,899,093        94,082,982       None
      Class Y                    322,959,683        27,142,532       None
Bond:
      Class A                  2,781,631,067       542,284,888       None
      Class B                  1,151,316,616       224,449,238       None
      Class Y                    258,251,812        52,227,936       (1)
California Tax-Exempt:
      Class A                    256,785,314        47,314,217       None
      Class B                     18,913,413         3,486,783       None
Cash Management:
      Class A                  4,466,119,648     4,466,133,321       None
      Class B                    157,500,160       157,551,713       None
      Class Y                    118,536,357       118,572,637       (2)
Discovery:
      Class A                    850,331,336        78,894,093       None
      Class B                    158,872,177        15,213,145       None
      Class Y                     83,098,780         7,715,175       None
Diversified Equity Income:
      Class A                  2,053,425,109       218,870,893       None
      Class B                    595,174,308        63,422,115       None
      Class Y                     47,799,104         7,313,996       None
Emerging Markets:
      Class A                    187,956,322        51,493,865       None
      Class B                    100,559,466        27,968,575       None
      Class Y                         27,338             7,498       None
Equity Select:
      Class A                  1,164,755,900        78,564,594       None
      Class B                     92,695,779         6,377,509       None
      Class Y                        295,900            19,941       (3)
Equity Value:
      Class A                    922,746,116        82,673,244       None
      Class B                  1,695,022,337       151,883,445       None
      Class Y                      1,001,113            89,528       None
Extra Income:
      Class A                  2,790,359,571       701,126,770       None
      Class B                  1,020,523,380       256,445,028       None
      Class Y                      1,208,667           303,614       None

           FUND                NET ASSETS     OUTSTANDING SHARES  5% OWNERS
---------------------------  ---------------  ------------------  ----------
Federal Income:
      Class A                $ 1,653,889,353       326,458,955       None
      Class B                  1,363,715,724       269,188,861       None
      Class Y                    185,121,366        36,568,316       None
Global Balanced:
      Class A                     79,145,648        12,375,853       None
      Class B                     53,293,496         8,371,910       None
      Class Y                          1,338               209       None
Global Bond:
      Class A                    724,632,383       116,260,271       None
      Class B                    271,580,617        43,573,706       None
      Class Y                          5,384               864       None
Global Growth:
      Class A                  1,139,520,915       131,197,169       None
      Class B                    365,750,182        42,672,855       None
      Class Y                     24,617,049         2,831,212       (4)
Growth:
      Class A                  4,328,556,812       106,246,536       None
      Class B                  1,286,149,459        32,594,951       None
      Class Y                    769,890,318        19,361,441       (5)
High Yield Tax-Exempt:
      Class A                  5,795,966,759     1,235,042,959       None
      Class B                    290,045,219        61,807,892       None
      Class Y                         12,080             2,791       (6)
Insured Tax-Exempt:
      Class A                    462,804,316        81,501,573       None
      Class B                     55,931,561         9,850,592       None
      Class Y                          1,289               227       None
Intermediate Tax-Exempt:
      Class A                     24,097,450         4,637,972       None
      Class B                      7,679,704         1,473,391       None
      Class Y                          1,119               217       None
International:
      Class A                    865,320,322        73,379,029       None
      Class B                    413,506,014        35,207,796       None
      Class Y                     81,631,533         6,924,507       None
Managed Allocation:
      Class A                  2,378,268,978       222,254,104       None
      Class B                    275,550,528        25,928,798       None
      Class Y                    104,587,825         9,768,617       None
Massachusetts Tax-Exempt:
      Class A                     71,686,526        12,771,833       None
      Class B                     16,073,739         2,857,489       None

           FUND                NET ASSETS     OUTSTANDING SHARES  5% OWNERS
---------------------------  ---------------  ------------------  ----------
Michigan Tax-Exempt:
      Class A                $    78,370,271        14,005,593       None
      Class B                      6,107,195         1,091,420       None
Minnesota Tax-Exempt:
      Class A                    401,456,595        73,522,311       None
      Class B                     39,785,690         7,298,091       None
Mutual:
      Class A                  3,279,797,958       248,954,646       None
      Class B                    419,285,100        32,055,012       None
      Class Y                  1,382,091,585       104,852,543       None
New Dimensions:
      Class A                 12,485,497,384       415,786,808       None
      Class B                  3,347,326,341       113,457,420       None
      Class Y                  5,269,545,011       175,209,854       None
New York Tax-Exempt:
      Class A                    104,801,766        19,553,590       None
      Class B                     12,076,885         2,252,904       None
Ohio Tax-Exempt:
      Class A                     70,812,151        12,825,135       None
      Class B                      6,839,654         1,230,535       (7)
Precious Metals:
      Class A                     51,449,502         9,187,741       None
      Class B                      7,513,453         1,357,413       None
      Class Y                            761               136       None
Progressive:
      Class A                    474,400,512        64,164,826       None
      Class B                     96,590,477        13,287,294       None
      Class Y                      9,827,076         1,330,235       None
Research Opportunities:
      Class A                    405,322,578        52,287,661       None
      Class B                    230,289,545        30,299,714       None
      Class Y                        372,264            47,923       None
Selective:
      Class A                  1,236,203,998       132,719,516       None
      Class B                    194,783,235        20,912,796       None
      Class Y                    244,247,645        26,118,292       None
Small Company Index:
      Class A                    596,296,138        97,570,741       None
      Class B                    370,805,760        61,783,355       None
      Class Y                      1,843,411           301,133       None
Stock:
      Class A                  3,328,250,933       121,741,050       None
      Class B                    331,023,787        12,187,562       None
      Class Y                  1,159,002,597        42,486,070       None

           FUND                NET ASSETS     OUTSTANDING SHARES  5% OWNERS
---------------------------  ---------------  ------------------  ----------
Strategy Aggressive:
      Class A                $   631,222,993        26,539,190       None
      Class B                    851,799,903        37,126,050       None
      Class Y                          2,277                95       None
Tax-Exempt Bond:
      Class A                    990,918,962       236,146,978       None
      Class B                     38,661,778         9,211,920       None
      Class Y                         11,260             2,684       (8)

Tax-Free Money:                  169,351,838       169,834,948       None
Utilities Income:
      Class A                  1,201,059,615       127,147,819       None
      Class B                    337,168,356        35,699,113       None
      Class Y                        395,947            41,933       (9)

ANNUITY FUNDS:
Life Aggressive Growth         2,493,945,569       155,923,936       None
Life Capital Resource          5,872,130,686       172,912,003       None
Life Global Yield                208,970,117        19,690,493       None
Life Growth Dimensions         2,939,443,914       161,014,083       None
Life Income Advantage            598,767,561        66,233,206       None
Life International Equity      2,201,315,272       138,007,624       None
Life Managed                   5,289,615,521       275,100,401       None
Life Moneyshare                  528,383,277       528,428,088       None
Life Special Income            1,917,701,912       171,707,850       None

(1)Phifer Wire Products, American Express Trust Company 733 Marquette Ave., Minneapolis MN 55402, owns 2,846,918 shares (5.45%) of Class Y.

(2)PNC Bank, PNC Bank Two Oliver Plaza, 620 Liberty Ave., Pittsburgh PA 15222, owns 7,509,849 shares (6.33%) of Class Y.

(3)WMC & Co., 1900 Foshay Tower, 821 Marquette Ave., Minneapolis MN 55402, owns 13,792 shares (69.16%) of Class Y.

(4)Jet Aviation Holdings Inc., American Express Trust Company P.O. Box 534, Minneapolis MN 55440, owns 291,105 shares (10.28%) of Class Y.

(5)Kimberly-Clark Corporation, US Bank P.O. Box 64010, St. Paul MN 55164, owns 2,076,198 shares (10.74%) of Class Y.

(6)WMC & Co., 1900 Foshay Tower, 821 Marquette Ave., Minneapolis MN 55402, owns 2,791 shares (100.00%) of Class Y.

(7)George J. Barder Trust, 3695 Center Road, Brunswick OH 44212, owns 66,427 shares (5.40%) of Class B.

(8)WMC & Co., 1900 Foshay Tower, 821 Marquette Ave., Minneapolis MN 55402, owns 2,684 shares (100.00%) of Class Y.

(9)WMC & Co., 1900 Foshay Tower, 821 Marquette Ave., Minneapolis MN 55402, owns 4,376 shares (10.44%) of Class Y.

                 TABLE D-5. PLAN AND SHAREHOLDER SERVICE FEES*

                                          CLASS A                      CLASS B
                                ---------------------------  ---------------------------
                                                AGGREGATE                    AGGREGATE
                                                   FEE                          FEE
                                 AGGREGATE     (as a % of     AGGREGATE     (as a % of
                                    FEE          average         FEE          average
             FUND               (in dollars)   net assets)   (in dollars)   net assets)
------------------------------  ------------  -------------  ------------  -------------
Blue Chip Advantage             $  1,662,550        0.173%   $  4,368,530        0.922%
Bond                               4,686,759        0.173       9,286,159        0.925
California Tax-Exempt                410,510        0.173         114,455        0.922
Discovery                          1,649,649        0.173       1,205,018        0.924
Diversified Equity Income          3,349,345        0.173       4,308,604        0.924
Emerging Markets                     425,703        0.174       1,151,958        0.922
Equity Select                      1,766,901        0.172         562,310        0.925
Equity Value                       1,113,607        0.173      15,584,436        0.923
Extra Income                       4,999,691        0.173       7,678,938        0.922
Federal Income                     2,317,759        0.173       8,606,272        0.921
Global Balanced                       84,602        0.174         295,896        0.922
Global Bond                        1,269,000        0.173       2,285,572        0.922
Global Growth                      1,660,146        0.173       2,459,902        0.921
Growth                             5,770,742        0.173       7,807,201        0.924
High Yield Tax-Exempt              9,974,466        0.174       2,125,768        0.925
Insured Tax-Exempt                   797,021        0.173         349,150        0.923
Intermediate Tax-Exempt               33,631        0.175          59,162        0.925
International                      1,474,727        0.172       3,743,430        0.921
Managed Allocation                 4,420,478        0.173       2,427,724        0.924
Massachusetts Tax-Exempt             114,879        0.174          94,863        0.924
Michigan Tax-Exempt                  132,861        0.174          40,221        0.922
Minnesota Tax-Exempt                 662,340        0.174         242,780        0.924
Mutual                             5,588,730        0.171       3,015,696        0.924
New Dimensions                    16,191,476        0.173      18,258,044        0.924
New York Tax-Exempt                  185,919        0.173          80,926        0.924
Ohio Tax-Exempt                      117,144        0.174          39,650        0.925
Precious Metals                      116,374        0.170          74,784        0.923
Progressive                          888,778        0.172         738,479        0.924
Research Opportunities               478,985        0.174       1,317,622        0.925
Selective                          2,166,433        0.171       1,273,406        0.921
Small Company Index                  392,799        0.173       1,119,917        0.922
Stock                              5,115,762        0.170       2,269,419        0.924
Strategy Aggressive                  816,876        0.172       7,388,115        0.923
Tax-Exempt Bond                    1,712,601        0.173         272,356        0.925
Utilities Income                   1,467,758        0.173       1,256,722        0.924

*Class A paid fees under a shareholder service agreement. Class B paid fees under a distribution plan and a shareholder service agreement.

                        TABLE D-6. ACTUAL AND PRO FORMA
                 INVESTMENT MANAGEMENT SERVICES AGREEMENT FEES

           FUND              ACTUAL FEE   PRO FORMA FEE     % CHANGE
--------------------------  ------------  --------------  -------------
Blue Chip                   $  5,953,408   $  7,521,171          26.3%
Cash Management                9,928,579     11,715,041          18.0
Diversified Equity Income     12,209,566     11,287,366          (7.6)
Emerging Markets               4,040,624      4,250,985           5.2
Equity Select                  5,640,461      6,140,318           8.9
Equity Value                  11,485,241     11,265,045          (1.9)
Global Balanced                  636,029        647,338           1.8
Global Growth                  9,353,092      9,345,711          (0.1)
Research Opportunities         2,718,858      2,586,595          (4.9)
Small Company Index            1,463,843      1,614,584          10.3
Strategy Aggressive            7,578,435      6,877,446          (9.2)
Tax-Free Money                   496,592        576,673          16.1
Utilities Income               5,074,299      6,001,874          18.3

              TABLE D-7. FUND PAYMENTS TO AEFC AND ITS AFFILIATES*

        FUND            ADMIN        PLAN        SERVICE        TA        CUSTODY
--------------------  ---------  ------------  -----------  -----------  ---------
Blue Chip             $ 450,673  $  3,544,614  $ 2,600,732  $ 2,203,371  $ 127,504
Cash Management         942,396       863,705          N/A    7,089,268    253,421
Diversified Equity
  Income                805,208     3,496,529    4,246,227    3,046,414    253,255
Emerging Markets        359,269       934,695      642,997    1,161,894    736,885
Equity Select           415,721       456,295    1,873,372      779,586    100,821
Equity Value            786,903    12,659,839    4,038,512    3,115,731    242,477
Global Balanced          48,915       240,003      140,495      157,293     70,307
Global Growth           627,858     1,996,877    2,745,372    2,207,944    621,414
Research
  Opportunities         243,876     1,068,895      727,712      786,849     45,064
Small Company Index     324,356       908,232      692,276      779,605    299,901
Strategy Aggressive     642,964     6,004,726    2,200,265    2,290,176    124,680
Tax-Free Money           50,968           N/A          N/A      159,134     **
Utilities Income        379,141     1,019,619    1,704,929    1,004,792    131,975

 *The Administrative Services Agreement ("Admin") is between the Fund and AEFC.
  The Plan and Service agreements are between the Fund and AEFA. The TA Agreement is between the Fund and AECSC. The Custodian Agreement ("Custody") is between the Fund and American Express Trust Company. Services under these agreements will continue to be provided after the Agreement is approved, although if shareholders approve the new distribution plan, the services currently provided under the Shareholder Service Agreement ("Service") will be provided under the Plan and Agreement of Distribution ("Plan").

**For this fund, the Custodian Agreement is with U.S. Bank, N.A., a company that is not affiliated with AEFC.

                    TABLE D-8. BROKERAGE COMMISSIONS PAID TO
                 AMERICAN ENTERPRISE INVESTMENT SERVICES INC.*

                             AMOUNT OF       % OF ALL
           FUND             COMMISSIONS     COMMISSIONS
--------------------------  ------------  ---------------
Blue Chip                    $  332,604           7.35%
Cash Management                       0           0.00
Diversified Equity Income        49,994           0.99
Emerging Markets                      0           0.00
Equity Select                   158,346           9.43
Equity Value                      5,643           0.12
Global Balanced                       0           0.00
Global Growth                         0           0.00
Research Opportunities           81,111           7.05
Small Company Index                   0           0.00
Strategy Aggressive               7,404           0.36
Tax-Free Money                        0           0.00
Utilities Income                 22,259           1.04

*A wholly-owned subsidiary of AEFC. These transactions were executed at rates determined to be reasonable and fair as compared to the rates another broker would charge.

              TABLE D-9. DATES RELATING TO APPROVAL OF AGREEMENTS

                              CLASS B
                            DISTRIBUTION           MANAGEMENT AGREEMENT
                               PLAN      ----------------------------------------
                            -----------   DATE LAST      DATE         REASON
                               DATE      APPROVED BY    ENTERED    SUBMITTED TO
           FUND               ADOPTED    SHAREHOLDERS    INTO      SHAREHOLDERS
--------------------------  -----------  ------------  ---------  ---------------
                                                                          Initial
Emerging Markets              11/13/96      11/13/96    11/13/96         approval
                                                                          Initial
Global Balanced               11/13/96      11/13/96    11/13/96         approval
                                                                          Initial
Intermediate Tax-Exempt       11/13/96      11/13/96    11/13/96         approval
                                                                          Initial
Research Opportunities         8/19/96       8/19/96     8/19/96         approval
                                                                          Initial
Small Company Index            8/19/96       8/19/96     8/19/96         approval
All other Retail Funds        3/20/95*        9/9/94     3/20/95        **

 *Excluding Tax-Free Money that does not have a Class B Plan.

**Shareholders approved (1) basing the fee solely on the assets of the Fund, not on the assets of all of the funds in the Group and (2) eliminating provisions regarding administration and accounting services. The Fund and AEFC then entered into a separate Administrative Services Agreement.

                      SECTION E - BOARD MEMBER INFORMATION

This section includes the following information:

- TABLE E-1 shows the compensation paid to Board members by each Fund in its last fiscal year

- TABLE E-2 shows the total number of shares of all the Funds owned by the Board members and the number of shares owned in each individual Fund

                      TABLE E-1. BOARD MEMBER COMPENSATION

BOARD MEMBER:                                                           ATWATER      CHENEY      HUTTER      JONES      SIMPSON
--------------------------------------------------------------------  -----------  -----------  ---------  ---------  -----------
RETAIL FUNDS:
Blue Chip Advantage.................................................   $   1,304    $   1,184   $   1,404  $   1,338   $   1,080
Bond................................................................       3,133        3,123       3,183      3,194       2,972
California Tax-Exempt...............................................         900          756         950        806         630
Cash Management.....................................................       2,800        2,770       2,850      2,845       2,625
Discovery...........................................................       1,400        1,286       1,450      1,361       1,155
Diversified Equity Income...........................................       1,150        1,020       1,200      1,097         893
Emerging Markets....................................................         975          781         950        856         630
Equity Select.......................................................       1,525        1,336       1,450      1,542       1,286
Equity Value........................................................       2,162        2,038       2,212      2,202       1,926
Extra Income........................................................       1,492        1,331       1,492      1,382       1,200
Federal Income......................................................       1,233        1,057       1,233      1,109         929
Global Balanced.....................................................         975          781         950        856         630
Global Bond.........................................................       1,075          887       1,050        962         735
Global Growth.......................................................       1,075          887       1,050        962         735
Growth..............................................................       1,358        1,242       1,408      1,318       1,112
High Yield Tax-Exempt...............................................       2,017        1,858       1,942      2,069       1,808
Insured Tax-Exempt..................................................       1,000          862       1,050        914         736
Intermediate Tax-Exempt.............................................       1,025          806         950      1,007         756
International.......................................................       1,625        1,470       1,600      1,542       1,310

BOARD MEMBER:                                                           WURTELE
--------------------------------------------------------------------  -----------
RETAIL FUNDS:
Blue Chip Advantage.................................................   $   1,429
Bond................................................................       3,283
California Tax-Exempt...............................................       1,050
Cash Management.....................................................       2,950
Discovery...........................................................       1,550
Diversified Equity Income...........................................       1,300
Emerging Markets....................................................       1,025
Equity Select.......................................................       1,700
Equity Value........................................................       2,412
Extra Income........................................................       1,642
Federal Income......................................................       1,383
Global Balanced.....................................................       1,025
Global Bond.........................................................       1,125
Global Growth.......................................................       1,125
Growth..............................................................       1,508
High Yield Tax-Exempt...............................................       2,192
Insured Tax-Exempt..................................................       1,150
Intermediate Tax-Exempt.............................................       1,200
International.......................................................       1,675

BOARD MEMBER:                                                           ATWATER      CHENEY      HUTTER      JONES      SIMPSON
--------------------------------------------------------------------  -----------  -----------  ---------  ---------  -----------
Managed Allocation..................................................   $   1,350    $   1,232   $   1,400  $   1,309   $   1,103
Massachusetts Tax-Exempt............................................         900          756         950        806         630
Michigan Tax-Exempt.................................................         900          756         950        806         630
Minnesota Tax-Exempt................................................         950          809       1,000        860         683
Mutual..............................................................       1,675        1,577       1,725      1,853       1,444
New Dimensions......................................................       3,150        3,140       3,200      3,220       2,995
New York Tax-Exempt.................................................         900          756         950        806         630
Ohio Tax-Exempt.....................................................         900          756         950        806         630
Precious Metals.....................................................       1,001          807       1,051        958         706
Progressive.........................................................       1,100          968       1,150      1,043         840
Research Opportunities..............................................         900          756         950        831         630
Selective...........................................................       1,150          968       1,150      1,018         840
Small Company Index.................................................         968          826       1,068        977         725
Stock...............................................................       1,400        1,286       1,450      1,361       1,155
Strategy Aggressive.................................................       1,759        1,609       1,809      1,766       1,500
Tax-Exempt Bond.....................................................       1,542        1,353       1,467      1,559       1,303
Tax-Free Money......................................................       1,075          806         950      1,058         756
Utilities Income....................................................       1,300        1,180       1,350      1,230       1,050

ANNUITY FUNDS:
Life Aggressive Growth..............................................       2,233        2,169       2,283      2,243       2,029
Life Capital Resource...............................................       3,700        3,720       3,750      3,791       3,564
Life Global Yield...................................................         900          756         950        831         630
Life Growth Dimensions..............................................       1,367        1,251       1,417      1,333       1,125
Life Income Advantage...............................................         967          827       1,017        903         701
Life International Equity...........................................       2,100        2,028       2,150      2,100       1,888
Life Managed........................................................       3,333        3,331       3,383      3,407       3,182
Life Moneyshare.....................................................       1,000          862       1,050        937         735
Life Special Income.................................................       2,000        1,922       2,050      1,994       1,783

BOARD MEMBER:                                                           WURTELE
--------------------------------------------------------------------  -----------
Managed Allocation..................................................   $   1,500
Massachusetts Tax-Exempt............................................       1,050
Michigan Tax-Exempt.................................................       1,050
Minnesota Tax-Exempt................................................       1,100
Mutual..............................................................       1,825
New Dimensions......................................................       3,300
New York Tax-Exempt.................................................       1,050
Ohio Tax-Exempt.....................................................       1,050
Precious Metals.....................................................       1,251
Progressive.........................................................       1,250
Research Opportunities..............................................       1,050
Selective...........................................................       1,300
Small Company Index.................................................       1,093
Stock...............................................................       1,550
Strategy Aggressive.................................................       2,009
Tax-Exempt Bond.....................................................       1,717
Tax-Free Money......................................................       1,292
Utilities Income....................................................       1,450
ANNUITY FUNDS:
Life Aggressive Growth..............................................       2,383
Life Capital Resource...............................................       3,850
Life Global Yield...................................................       1,050
Life Growth Dimensions..............................................       1,517
Life Income Advantage...............................................       1,117
Life International Equity...........................................       2,250
Life Managed........................................................       3,483
Life Moneyshare.....................................................       1,150
Life Special Income.................................................       2,150

                    TABLE E-2. BOARD MEMBER SHARE OWNERSHIP*
                              as of March 1, 1999

ATWATER: All IDS Funds - 102,500 shares; Bond - 42,357 shares; Minnesota Tax-Exempt - 60,143 shares.

CARLSON: New Dimensions - 204 shares.

CHENEY: All IDS Funds - 126,497 shares [30,408 shares]; Blue Chip Advantage - 22,869 shares [5,326 shares]; Cash Management - 278 shares; Extra Income - 14,779 shares [3,993 shares]; Global Bond - 17,666 shares [2,397 shares]; Global Growth - 9,524 shares [2,253 shares]; Growth - 6,955 shares [1,673 shares]; International - 5,252 shares [1,407 shares]; Managed Allocation - 11,422 shares; New Dimensions - 9,513 shares [2,230 shares]; Research Opportunities - 20,220 shares [6,748 shares]; Utilities Income - 8,019 shares [4,381 shares].

DUDLEY: All IDS Funds - 1,097,684 shares [899,248 shares]; Blue Chip Advantage - 29,203 shares [29,570 shares]; Bond - 60,556 shares [10,140 shares]; Cash Management - 3,853 shares [2,111 shares]; Discovery - 31,528 shares; Federal Income - 266,713 shares; Global Bond - 95,706 shares [95,110 shares]; High Yield Tax-Exempt - 159,931 shares [141,837 shares]; International - 75,106 shares [36,043 shares]; New Dimensions - 33,349 shares [15,552 shares]; Strategy Aggressive - [511 shares]; Tax-Free Money - 341,739 shares [568,374 shares].

HUBERS: All IDS Funds - 255,683 shares; Cash Management - 1,935 shares; Global Growth - 11,021 shares; Growth - 12,490 shares; High Yield Tax-Exempt - 3,444 shares; New Dimensions - 9,567 shares; Tax-Free Money - 217,226 shares.

HUTTER: All IDS Funds - 115,050 shares; Growth - 9,512 shares; High Yield Tax-Exempt - 45,086 shares; Minnesota Tax-Exempt - 35,831 shares; New Dimensions
- 24,621 shares.

JONES: All IDS Funds - 117,612 shares [13,287 shares]; Blue Chip Advantage - 5,970 shares; Bond - 44,188 shares [11,958 shares]; Discovery - 1,763 shares; Emerging Markets - 7,417 shares; Extra Income - 15,068 shares; Federal Income - 30,184 shares; Global Bond - 7,583 shares; Growth - 1,262 shares [1,329 shares]; New Dimensions - 1,663 shares; Small Company Index - 2,514 shares.

PEARCE: All IDS Funds - 400,738 shares; Blue Chip Advantage - 25,755 shares; Discovery - 8,989 shares; Extra Income - 50,064 shares; Global

Bond - 1,630 shares; Growth - 8,609 shares; Minnesota Tax-Exempt - 173,403 shares; Mutual - 179 shares; New Dimensions - 10,710 shares; Progressive - 20,156 shares; Tax-Free Money - 101,243 shares.

SIMPSON: All IDS Funds -13,187 shares; Bond - 3,283 shares; Cash Management - 6,740 shares; Extra Income - 1,957 shares; New Dimensions - 1,207 shares.

THOMAS: All IDS Funds - 628,924 shares; Diversified Equity Income - 14,420 shares; Extra Income - 11,637 shares; Global Growth - 10,375 shares; Minnesota Tax-Exempt - 109,653 shares; New Dimensions - 13,401 shares; Progressive - 14,498 shares; Strategy Aggressive - 2,891 shares; Tax-Free Money - 440,647 shares; Utilities Income - 11,402 shares.

WURTELE: Minnesota Tax-Exempt - 193,090 shares.

*Board members and officers as a group owned less than 1% of each Fund's outstanding shares.

Bracketed amounts represent shares owned by family members in which the nominee disclaims ownership, control or voting power.

                                                                           IDS-Y

IDS MUTUAL
FUND GROUP
Proxy
Statement
Summary

AMERICAN ENTERPRISE
LIFE/AMERICAN
CENTURION LIFE

APRIL 18, 1999

HERE'S A BRIEF OVERVIEW OF SOME OF THE CHANGES BEING RECOMMENDED FOR THE IDS MUTUAL FUND IN WHICH YOUR VARIABLE ANNUITY SUBACCOUNT INVESTS. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT.

WHY AM I BEING
ASKED TO VOTE?

Funds are required to get shareholders' votes for certain kinds of changes, like the ones included in this proxy statement. You have a right to vote on these changes either by mailing your proxy card, calling a toll-free number, or responding by internet.

IS MY VOTE IMPORTANT?

Absolutely! While the Board has reviewed these changes and recommends you approve them, you have the right to voice your opinion. And, your Fund pays for most of the cost of holding a shareholder meeting. Until the Fund is sure that at least half of the shares will vote at the meeting, it will continue to contact shareholders asking them to vote. These efforts cost your Fund money -- so please, vote immediately.

WHAT IS BEING VOTED ON?

At all regular meetings, shareholders elect Board members and ratify the selection of independent auditors. In addition, shareholders at this meeting will vote on proposals to:

/ /  Change the name of the Fund from IDS to AXP

/ /  Add a distribution agreement

/ /  Change some of the investment policies

Some of these changes affect all Funds, while others affect only certain Funds. Please refer to page 3 of the proxy statement to see what proposals apply to your Fund.

WHAT DO BOARD MEMBERS AND INDEPENDENT AUDITORS DO?

Board members represent the interests of the shareholders and oversee the management of the Fund. Independent auditors review the financial statements prepared for the Fund and give an opinion on whether they present fairly the financial position of the Fund.

WHY CHANGE THE FUND'S NAME FROM IDS TO AXP?

The proposal is to change the name of the Fund to AXP, an abbreviated form of the name of the investment manager, American Express Financial Corporation. For example, IDS Life Managed Fund will be changed to AXP Variable
Portfolio--Managed Fund.

WHY ADD A DISTRIBUTION AGREEMENT?

You are being asked to approve a new distribution plan (also known as a 12b-1 plan). Amounts paid under the distribution plan will be used for shareholder service and education, as well as for advertising materials and programs designed to increase Fund sales. These efforts are anticipated to increase the Fund's assets.

WHAT CHANGES ARE PROPOSED TO FUND POLICIES?

Some policies no longer apply because of changes in the law. Others are being standardized to match the other Funds in the Group. You are being asked to eliminate or modify these policies. This will not change the way the Fund is managed.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board recommends that you vote FOR each proposal.

HOW DO I VOTE?

You can vote in one of four ways:

/1/  BY MAIL with the enclosed proxy
    card

/2/  BY TELEPHONE

/3/  THROUGH THE INTERNET

/4/  IN PERSON at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address. If you own more than one Fund, it is important that you vote for each Fund.

WHO SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call 1-800-333-3437. In New York, please call 1-800-504-0469. Or you can contact your annuity representative.

                             IDS MUTUAL FUND GROUP
                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268

                   NOTICE OF REGULAR MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 16, 1999

RETAIL FUNDS:
IDS Bond Fund, Inc.
IDS California Tax-Exempt Trust
  - IDS California Tax-Exempt Fund
IDS Discovery Fund, Inc.
IDS Equity Select Fund, Inc.
IDS Extra Income Fund, Inc.
IDS Federal Income Fund, Inc.
IDS Global Series, Inc.
  - IDS Emerging Markets Fund
  - IDS Global Balanced Fund
  - IDS Global Bond Fund
  - IDS Global Growth Fund
IDS Growth Fund, Inc.
  - IDS Growth Fund
  - IDS Research Opportunities Fund
IDS High Yield Tax-Exempt Fund, Inc.
IDS International Fund, Inc.
IDS Investment Series, Inc.
  - IDS Diversified Equity Income Fund
  - IDS Mutual
IDS Managed Retirement Fund, Inc.
  - IDS Managed Allocation Fund
IDS Market Advantage Series, Inc.
  - IDS Blue Chip Advantage Fund
  - IDS Small Company Index Fund
IDS Money Market Series, Inc.
  - IDS Cash Management Fund
IDS New Dimensions Fund, Inc.
IDS Precious Metals Fund, Inc.
IDS Progressive Fund, Inc.
IDS Selective Fund, Inc.
IDS Special Tax-Exempt Series Trust
  - IDS Insured Tax-Exempt Fund
  - IDS Massachusetts Tax-Exempt Fund
  - IDS Michigan Tax-Exempt Fund
  - IDS Minnesota Tax-Exempt Fund
  - IDS New York Tax-Exempt Fund
  - IDS Ohio Tax-Exempt Fund
IDS Stock Fund, Inc.
IDS Strategy Fund, Inc.
  - IDS Equity Value Fund
  - IDS Strategy Aggressive Fund
IDS Tax-Exempt Bond Fund, Inc.
  - IDS Intermediate Tax-Exempt Fund
  - IDS Tax-Exempt Bond Fund
IDS Tax-Free Money Fund, Inc.
IDS Utilities Income Fund, Inc.

ANNUITY FUNDS:
IDS Life Investment Series, Inc.
  - IDS Life Aggressive Growth Fund
  - IDS Life Capital Resource Fund
  - IDS Life Growth Dimensions Fund
  - IDS Life International Equity Fund
IDS Life Managed Fund, Inc.
IDS Life Moneyshare Fund, Inc.
IDS Life Special Income Fund, Inc.
  - IDS Life Global Yield Fund
  - IDS Life Income Advantage Fund
  - IDS Life Special Income Fund

Your Fund will hold a shareholders' meeting at 3:00 p.m. on June 16, 1999, at the IDS Tower, 80 S. Eighth Street, Minneapolis, MN on the 50th floor. This will be a joint meeting with all of the Funds listed above. You were a shareholder on April 18, 1999 and should vote on each proposal. Please read the proxy statement. Board members recommend that you vote FOR each proposal.

Please vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on the enclosed proxy card or cards. You must vote separately for each Fund you own.

                                                              April 18, 1999

                                PROXY STATEMENT

This is a combined proxy statement for all of the Funds listed on the previous page. There are five sections to this proxy statement:

SECTION                                                                          PAGE
----------------------------------------------------------------------------     -----
A - Overview................................................................           3

B - Fund Proposals..........................................................           5

C - Proxy Voting and Shareholder Meeting Information........................          26

D - Fund Information........................................................          29

E - Board Member Information................................................          50

Please be sure to read the proxy statement before you vote. You will receive a separate card for each Fund you own. It is important that you return your vote for each Fund. This proxy statement was first mailed to shareholders the week of April 18, 1999.
                            PLEASE VOTE IMMEDIATELY.
   YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE COST OF ADDITIONAL MAILINGS.
           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                                 ANNUITY FUNDS
If your investments include any of the Annuity Funds listed on the first page, you have the right to instruct IDS Life Insurance Company ("IDS Life"), IDS Life Insurance Company of New York, American Enterprise Life Insurance Company, American Centurion Life Assurance Company or American Partners Life Insurance Company (collectively, the "Insurance Companies"), how to vote the Annuity Fund shares held under your annuity contract. You can do so by mail, telephone or internet. Just follow the instructions on the enclosed card. The Insurance Companies will vote any Fund shares for which they do not receive voting instructions in proportionately the same manner - either For, Against or Abstain
- as shares for which they do receive instructions. For purposes of this proxy statement, contract owner is referred to as "shareholder".

                              SECTION A - OVERVIEW

The Boards of Directors/Trustees (the "Board") of the Funds in the IDS MUTUAL FUND GROUP (the "Group") are asking you to vote on the following proposals. The proposals are described in detail in Section B.

  ------------------------------------------------------------------
      PROPOSAL                        FUNDS AFFECTED
----------------------------------------------------------------------
(1) Elect Board                         All Funds
    members
----------------------------------------------------------------------

(2) Ratify the                          All Funds
    selection of
    independent
    auditors
----------------------------------------------------------------------

(3) Change the Fund                     All Funds
    name from "IDS"
    to "AXP"
----------------------------------------------------------------------

(4) Approve a new   All Funds except Cash Management and Tax-Free
    shareholder     Money (Does not apply to Class Y shares)
    service and
    distribution
    plan
----------------------------------------------------------------------

(5) Approve changes Blue Chip, Cash Management, Diversified Equity
    to the          Income, Emerging Markets, Equity Select, Equity
    Investment      Value, Global Balanced, Global Growth, Research
    Management      Opportunities, Small Company Index, Strategy
    Services        Aggressive, Tax-Free Money, Utilities Income
    Agreement
----------------------------------------------------------------------

(6) Change
    investment
    policies
    regarding:

  A: Prohibited     A: Bond, Cash Management, Discovery, Equity
     conflict of       Select, Equity Value, Federal Income, Global
   interest            Bond, Global Growth, Growth, Insured,
                       International, Mutual, Managed Allocation, New
                       Dimensions, Precious Metals, Selective, Small
                       Company Index, State Tax-Exempts (CA, MA, MI,
                       MN, NY, OH), Stock, Strategy Aggressive,
                       Tax-Exempt Bond, Life Aggressive Growth, Life
                       Capital Resource, Life Global Yield, Life
                       Growth Dimensions, Life International Equity,
                       Life Managed, Life Moneyshare, Life Special
                       Income
----------------------------------------------------------------------

  ------------------------------------------------------------------
      PROPOSAL                        FUNDS AFFECTED
----------------------------------------------------------------------
  B: Senior         B: Emerging Markets, Equity Value, Extra Income,
     securities        Federal Income, Global Balanced, Global Bond,
                       Global Growth, International, Managed
                       Allocation, Precious Metals, Selective,
                       Strategy Aggressive, Life Global Yield, Life
                       Income Advantage, Life International Equity,
                       Life Managed, Life Moneyshare

  C: Transactions   C: Equity Select, Federal Income
     with affiliates

  D: Other          D: Cash Management, International, Stock, Life
     investment        Moneyshare
   companies

  E: Pledging or    E: Cash Management, Tax-Free Money
   mortgaging

  F: Three years    F: Cash Management, Tax-Free Money
     operating
   history

  G: Exploration    G: Cash Management, Tax-Free Money, Life
   programs            Moneyshare

  H: Control or     H: Cash Management, Life Moneyshare
     manage
----------------------------------------------------------------------

(7) Approve a            Managed Allocation, Strategy Aggressive
    Subadvisory
    Agreement
----------------------------------------------------------------------

(8) Change the                        Equity Select
    investment
    objective
----------------------------------------------------------------------

(9) Transact other                      All Funds
    business
----------------------------------------------------------------------

                           SECTION B - FUND PROPOSALS

                     PROPOSAL 1: ELECTION OF BOARD MEMBERS
                            (Applies to: ALL FUNDS)

WHO ARE THE NOMINEES FOR THE BOARD? Nominees are listed below. Each person is a nominee for each of the 47 funds within the Group. Each nominee was elected a member of the Board at the last shareholders' meeting except for Mr. Atwater, Mr. Carlson and Mr. Simpson.

Each Board member will serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the meeting following their 72(nd) birthday. This policy does not apply to Ms. Jones or Mr. Pearce who may serve until the end of the Board meeting following their 75(th) birthday.

All nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the Fund's shares voted at the meeting.

H. BREWSTER ATWATER, JR.   Board member since 1996    Born in 1931

Retired chairman and chief executive officer, General Mills, Inc.
Director: Merck & Co., Inc. and Darden Restaurants, Inc.
Committee assignments: Audit, Contracts, Investment Review

ARNE H. CARLSON*           Board member since 1999    Born in 1934

Chairman and Chief Executive Officer of the Funds. Governor of
Minnesota, 1991 to 1999. Chair: Board Services Corporation
(provides administrative services to boards).
Committee assignments: Audit, Contracts, Executive, Investment
Review, Nominating

LYNNE V. CHENEY            Board member since 1994    Born in 1941

Distinguished Fellow, American Enterprise Institute for Public
Policy
Research. Former Chair of National Endowment of the Humanities.
Director: The Reader's Digest Association Inc., Lockheed-Martin and Union Pacific Resources.
Committee assignments: Audit, Nominating

WILLIAM H. DUDLEY**        Board member since 1991    Born in 1932

Senior adviser to the chief executive officer of American Express
Financial Corporation ("AEFC").
Committee assignment: Investment Review

DAVID R. HUBERS**          Board member since 1993    Born in 1943

President, chief executive officer and director of AEFC.

HEINZ F. HUTTER            Board member since 1994    Born in 1929

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).
Committee assignments: Executive, Investment Review

ANNE P. JONES              Board member since 1985    Born in 1935

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director: Motorola, Inc.
(electronics), C-Cor Electronics, Inc. and Amnex, Inc.
(communications).
Committee assignments: Audit, Contracts, Executive

WILLIAM R. PEARCE          Board member since 1980    Born in 1927

RII Weyerhaeuser World Timberfund, L.P. (develops timber resources) - management committee. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).
Former chairman of Board Services Corporation.
Committee assignments: Contracts, Investment Review, Nominating

ALAN K. SIMPSON            Board member since 1997    Born in 1931

Director of The Institute of Politics, Harvard University. Former three-term United States Senator for Wyoming. Director: PacifiCorp
(electric power) and Biogen (bio-pharmaceuticals).
Committee assignments: Audit, Executive, Nominating

JOHN R. THOMAS**           Board member since 1987    Born in 1937

President of all Funds in the Group. Senior vice president of AEFC.
Committee assignments: Audit, Executive, Investment Review,
Nominating

C. ANGUS WURTELE           Board member since 1994    Born in 1934

Retired chairman of the board and chief executive officer, The
Valspar Corporation (paints). Director: Valspar, Bemis Corporation
(packaging) and General Mills, Inc. (consumer foods).
Committee assignments: Contracts, Executive, Investment Review,
Nominating

 *Interested person by reason of being an officer of the Fund.

**Interested person by reason of being an officer, director, securityholder and/or employee of AEFC or American Express Company ("American Express").

DOES THE BOARD HAVE COMMITTEES? The Board has several committees that facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. The Joint Audit Committee considers the scope of annual audits, reviews the results of those audits, receives reports from American Express Corporate Audit about the Fund's operations, and addresses areas of special concern. The Contracts Committee negotiates contracts under the full Board's direction and monitors the performance under those contracts. The Investment Review Committee addresses investment issues and receives reports on the structure and processes used by AEFC to make investment decisions and assure compliance with applicable requirements. The Nominating Committee makes recommendations about Board composition and compensation. Shareholders who want to suggest Board candidates should write to Nominating Committee, IDS MUTUAL FUND GROUP, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. Candidates must have a background that gives promise of making a significant contribution to furthering the interests of all shareholders.

During 1998, the Board met six times, Joint Audit three times, Contracts six times, Investment Review four times and Nominating three times. The Executive Committee did not meet during that period. Average attendance at the Board was 91% and no nominee attended less than 75% of the meetings.

HOW MUCH ARE BOARD MEMBERS PAID? The following table shows the total compensation received by each Board member from all of the Funds in the Group for the year ended Dec. 31, 1998. The Funds do not pay retirement benefits to Board members. Information on compensation paid to Board members by individual Funds is shown in Section E.

                 BOARD MEMBER COMPENSATION FROM ALL IDS FUNDS*

NOMINEE                                            AGGREGATE COMPENSATION
-------------------------------------------------  ----------------------
Atwater..........................................        $  108,900
Cheney...........................................            95,400
Hutter...........................................           101,400
Jones............................................           111,400
Simpson..........................................            92,400
Wurtele..........................................           121,900

*Directors affiliated with AEFC or Board Services Corporation, a company providing administrative services to the Funds, are not paid by the Funds.

The number of Fund shares beneficially owned by each Board member is shown in Section E.

WHO ARE THE FUND OFFICERS? Besides Mr. Carlson and Mr. Thomas, the Fund's other officers are:

LESLIE L. OGG, born in 1938. Vice president and general counsel since 1978. President of Board Services Corporation.

PETER J. ANDERSON, born in 1942. Vice president-investments since 1995. Director and senior vice president-investments of AEFC.

FREDERICK C. QUIRSFELD, born in 1947. Vice president-fixed income investments since 1998. Vice president-taxable mutual fund investments of AEFC.

JOHN M. KNIGHT, born in 1952. Treasurer since 1999. Vice President-Investment Accounting of AEFC.

Officers serve at the pleasure of the Board. Officers are paid by AEFC or Board Services Corporation. During the last fiscal year, no officer earned more than $60,000 from any Fund.

                 PROPOSAL 2: RATIFY OR REJECT THE SELECTION OF
                 KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS
                            (Applies to: ALL FUNDS)

KPMG Peat Marwick LLP is the independent auditor for the Fund. KPMG has provided audit, tax and consulting services to the Fund for many years. It meets at least twice each year with the Joint Audit Committee. Based on that Committee's recommendation, the independent members of the Board selected KPMG to provide these services again this year. A representative of KPMG will be at the meeting to answer questions or make a statement. The independent members of the Board recommend that you vote to ratify their action. This requires an affirmative vote by a majority of the shares voting at the meeting. If the selection is not ratified, the independent members will decide what further action must be taken.

                        PROPOSAL 3: APPROVE OR REJECT AN
                  AMENDMENT TO THE ARTICLES OF INCORPORATION/
              DECLARATION OF TRUST TO CHANGE THE NAME OF THE FUND
                            (Applies to: ALL FUNDS)

WHY SHOULD THE NAME OF THE FUND BE CHANGED? Historically the name of the Fund has reflected the name of the investment manager. For many years, the Fund name has been IDS. In 1995, the investment manager changed its name from IDS Financial Corporation to American Express Financial Corporation to reflect that it is wholly owned by American Express and because American Express has high name recognition and a strong reputation for quality. This is the first shareholder meeting since AEFC changed its name and the first opportunity for shareholders to consider this name change. Consistent with a common industry practice, AEFC recommends that the Fund use AXP, an abbreviated form of the investment manager's name. The family of funds will be referred to as the American Express Funds.

WHAT STEPS ARE REQUIRED? Shareholders of each corporation or trust will vote to change the name of the legal entity and the Board will change the name of the underlying series of shares that are separate Funds. Retail Funds will replace "IDS" with "AXP" in their name. Annuity Funds will add "Variable Portfolio" to their name in addition to changing to AXP. This designation is commonly used in the industry for funds sold only through variable annuities. In addition, the Board will change the names of some Annuity Funds to parallel the names of the Retail Funds with the same investment objectives, as shown in the following table.

For the Funds listed in the following table there is one further change. Originally the corporation issued only one series and had the same name as the Fund. The corporation now issues more than one series and there is confusion between the name of the corporation and the name of the original Fund. The name of the corporation will be changed as shown in the following table.

                         TABLE 3-1. PROPOSED FUND NAMES
       (for Funds with a change in addition to substituting AXP for IDS)

------------------------------------------------------------------
          CURRENT NAME                     PROPOSED NAME
------------------------------------------------------------------
IDS Growth Fund, Inc.             AXP Growth Series, Inc.
  -IDS Growth Fund                  - AXP Growth Fund
  -IDS Research Opportunities       - AXP Research Opportunities
    Fund                             Fund
------------------------------------------------------------------

IDS Managed Retirement Fund,      AXP Managed Series, Inc.
 Inc.
  -IDS Managed Allocation Fund      - AXP Managed Allocation Fund
------------------------------------------------------------------

IDS Strategy Fund, Inc.           AXP Strategy Series, Inc.
  -IDS Equity Value Fund            - AXP Equity Value Fund
  -IDS Strategy Aggressive Fund     - AXP Strategy Aggressive Fund
------------------------------------------------------------------

IDS Tax-Exempt Bond Fund, Inc.    AXP Tax-Exempt Series, Inc.
  -IDS Intermediate Tax-Exempt      - AXP Intermediate Tax-Exempt
    Bond Fund                        Bond Fund
  -IDS Tax-Exempt Bond Fund         - AXP Tax-Exempt Bond Fund
------------------------------------------------------------------

IDS Life Investment Series, Inc.  AXP Variable Portfolio -
                                  Investment Series, Inc.
  -IDS Life Aggressive Growth       - AXP Variable Portfolio -
    Fund                            Strategy Aggressive Fund
  -IDS Life Capital Resource        - AXP Variable Portfolio -
    Fund                            Capital Resource Fund
  -IDS Life Growth Dimensions       - AXP Variable Portfolio - New
    Fund                             Dimensions Fund
  -IDS Life International Equity    - AXP Variable Portfolio -
    Fund                             International Fund
------------------------------------------------------------------

IDS Life Managed Fund, Inc.       AXP Variable Portfolio - Managed
                                  Series, Inc.
  -IDS Life Managed Fund            - AXP Variable Portfolio -
                                     Managed Fund
------------------------------------------------------------------

IDS Life Moneyshare Fund, Inc.    AXP Variable Portfolio - Money
                                  Market Series, Inc.
  -IDS Life Moneyshare Fund         - AXP Variable Portfolio -
                                    Cash Management Fund
------------------------------------------------------------------

------------------------------------------------------------------
          CURRENT NAME                     PROPOSED NAME
------------------------------------------------------------------
IDS Life Special Income Fund,     AXP Variable Portfolio - Income
 Inc.                             Series, Inc.
  -IDS Life Global Yield Fund       - AXP Variable Portfolio -
                                    Global Bond Fund
  -IDS Life Income Advantage        - AXP Variable Portfolio -
    Fund                            Extra Income Fund
  -IDS Life Special Income Fund     - AXP Variable Portfolio -
                                    Bond Fund
------------------------------------------------------------------

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that you vote to approve the necessary amendments to the Articles of Incorporation or Declaration of Trust to change the name of the Fund. The name change requires the approval of a majority of the Fund's shares voted at the meeting. The change will be effective when the amendments are filed with the appropriate state office. This filing is expected to occur shortly after the shareholder meeting. If the name change is not approved, the Fund will continue to operate under its current name.

                         PROPOSAL 4: APPROVE OR REJECT
                  A SHAREHOLDER SERVICE AND DISTRIBUTION PLAN
       (Applies to: ALL FUNDS EXCEPT CASH MANAGEMENT AND TAX-FREE MONEY)

American Express Financial Advisors Inc. ("AEFA") is the distributor for the Retail Funds. IDS Life is the distributor for the Annuity Funds. For purposes of this discussion "AEFA" includes both AEFA and IDS Life. The Retail Funds currently pay AEFA for providing ongoing services to shareholders but AEFA legally may not use any of this money to pay for distribution costs. AEFA met with the Board on several occasions to discuss changes in the financial services industry. It recommends that the Fund pay some of its distribution costs in addition to paying for ongoing shareholder services. A Fund is permitted to pay distribution costs by Securities and Exchange Commission ("SEC") Rule 12b-1.

In support of its recommendation, AEFA made the following observations:

-  growth of the Fund's assets is crucial to long term success

- the industry has evolved over the years toward a fee-based means of compensating financial advisors and other financial intermediaries

- the Fund's current pricing structure leaves it at a competitive disadvantage to other funds that generally have distribution/shareholder service fees of 0.25% or more, based on reports from Lipper

- while AEFA has been very successful selling shares through its financial advisors and institutional retirement plans, in order to gain market share the Fund must be sold in other ways as well

In light of these observations, AEFA recommended:

A. RETAIL FUNDS - CLASS A. (Applies to: CLASS A AND CLASS B SHAREHOLDERS FOR ALL RETAIL FUNDS EXCEPT CASH MANAGEMENT AND TAX-FREE MONEY) That Class A shareholders of the Retail Funds convert existing Shareholder Service Agreements to distribution plans (also known as 12b-1 plans) and increase fees from 0.175% to 0.25% of average daily net assets. Because Class B shares convert to Class A shares in the ninth year of ownership, Class B shareholders also will vote on the Class A distribution plan. For Class B shareholders, a vote in favor of this proposal is a vote in favor of both the Class A and Class B plans.

B. RETAIL FUNDS - CLASS B. (Applies to: CLASS B SHAREHOLDERS FOR ALL RETAIL FUNDS EXCEPT CASH MANAGEMENT AND TAX-FREE MONEY) That Class B shareholders of the Retail Funds convert existing Shareholder Service Agreements to distribution plans. In combination with the existing distribution plan of 0.75%, this will increase combined fees from 0.925% to 1.0% of average daily net assets. Since Class B investors do not pay a sales load at the time shares are purchased, AEFA must use its own money to pay for distribution costs. AEFA uses the fees paid under the existing distribution plan to recover its distribution costs over several years. Class B shares convert to Class A shares in the ninth year of ownership.

C. ANNUITY FUNDS. (Applies to: ALL ANNUITY FUNDS) That the Annuity Funds adopt distribution plans with a fee of 0.125% of average daily net assets. Currently, the Annuity Funds do not have a distribution plan or a shareholder service agreement.

SHAREHOLDER SERVICE. Services provided under the existing Shareholder Service Agreement for the Retail Funds are intended to help shareholders thoughtfully consider their investment goals and monitor the progress they are making in achieving those goals. Shareholder service-related activities include, among other things, ongoing interactions between financial advisors and shareholders, shareholder communications and shareholder seminars.

DISTRIBUTION PLAN. Under the distribution plan, AEFA will distribute Fund shares and service shareholder accounts either directly through its financial advisors or through broker-dealers and other financial intermediaries. AEFA will use distribution plan fees to pay for distribution activities. Distribution activities are primarily intended to result in sales of Fund shares and include advertising, compensation and expenses of financial advisors or other sales and marketing personnel, printing and mailing of prospectuses to prospective investors, and printing and mailing of sales literature. In addition, AEFA will provide the shareholder services described in the previous paragraph.

HOW WILL THE PROPOSED CHANGE AFFECT FUND EXPENSES? Fees and expenses the Fund actually paid as well as fees and expenses the Fund would have paid if the proposed Plan had been in effect for the last fiscal year are shown in Section D, Tables D-1 and D-5.

THE PROPOSED DISTRIBUTION PLAN. Under the proposed plan, the Fund will pay AEFA each month for distribution and shareholder servicing activities. AEFA will pay financial advisors, broker-dealers and other financial intermediaries who provide distribution or shareholder services to the Fund's shareholders. AEFA will provide the Board with quarterly reports specifying how the money was spent.

WHAT FACTORS DID THE BOARD CONSIDER? In considering the adoption of the distribution plan, the Board considered the potential costs and benefits of the plan, including:

-  the increase in expenses

- the competitive situation in the industry involving the adoption of distribution plans by an increasing number of funds

- AEFA's need to compensate financial advisors, broker-dealers and other financial intermediaries for distribution and service-related activities at competitive levels to assure the scope and quality of services expected by shareholders

- the impact on investment management of positive cash flow and increased asset size

The Board also recognized and considered that possible benefits may be realized by AEFC as a result of the adoption of the plan. If Fund assets grow more rapidly as a result of the implementation of the plan, the investment management and administrative services fees payable to AEFC by the Fund (which are calculated as a percent of net assets) will increase.

The Board reviewed the Fund's expense ratios, the level to which the expense ratios will increase as a result of adopting the plan, the relationship of the fee to the overall expense ratio of the Fund and how the overall expense ratio compares to expense ratios of comparable funds with which the Fund competes. The Board concluded that the proposed plan and fees are consistent with those in the industry.

If approved, the plan will continue in effect for one year from the date of approval, and then from year to year so long as it is approved by a majority of the Board, including a majority of the independent members. The plan may be terminated at any time by the Board or the shareholders and will terminate automatically if it is assigned. The plan may not be amended to materially increase the amount of the fee unless the change is approved by the shareholders.

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that shareholders approve the proposed plan. The Plan must be approved by the lesser of (a) a majority of the Fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed plan is not approved, the Fund will continue to operate under its current arrangements.

                    PROPOSAL 5: APPROVE OR REJECT CHANGES TO
                  THE INVESTMENT MANAGEMENT SERVICES AGREEMENT
  (Applies to: BLUE CHIP, CASH MANAGEMENT, DIVERSIFIED EQUITY INCOME, EMERGING MARKETS, EQUITY SELECT, EQUITY VALUE, GLOBAL BALANCED, GLOBAL GROWTH, RESEARCH
    OPPORTUNITIES, SMALL COMPANY INDEX, STRATEGY AGGRESSIVE, TAX-FREE MONEY,
                               UTILITIES INCOME)

The Fund pays fees to AEFC under an Investment Management Services Agreement (the "Agreement") for conducting day-to-day investment management services for the Fund. The services performed by AEFC include providing the personnel, equipment and office facilities necessary for the management of the Fund's investment portfolio. Subject to the direction of the Board and consistent with the Fund's investment policies, AEFC decides what securities to buy, hold or sell. AEFC also executes buy and sell orders and provides research and statistical data to support investment management activities. Some of the Retail Funds are part of a master/ feeder structure. In this structure, the Fund invests all of its assets in a master fund (the "Portfolio") with the same policies as the Fund. For purposes of this discussion, a Portfolio is referred to as a "Fund".

AEFC recommended to the Board that the fee schedule under the Agreement be changed to help ensure that AEFC receives fees for its services that will allow it to:

-  attract and retain high quality investment management and research personnel

- continue to provide technology and other systems necessary to keep the Fund operating at a high level of service

- continue efforts to improve investment performance for the benefit of shareholders in the future

AEFC believes that maintaining competitive management fees will, over the long term, enable it to continue to provide high-quality management services to the Fund.

The proposed management fee reflects one or more of the following changes:

-  An increase in the fee

-  The addition of breakpoints that reduce fee rates as the Fund's assets grow

-  The addition of a performance incentive adjustment ("PIA")

Please check the following table to see what changes apply to your Fund.

                   TABLE 5-1. PROPOSED MANAGEMENT FEE CHANGES

 --------------------------------------------------------------
                                              FEE
                                   (ANNUAL RATE; IN BILLIONS)

                     TYPE OF
      FUND           CHANGE         CURRENT         PROPOSED
----------------------------------------------------------------
Blue Chip          Increase of  First $.25 -     First $.25 -
                   .10%,        .44%             .54%;
                   breakpoint   next $.25 -      next $.25 -
                   and PIA      .415%            .515%;
                                next $.25 -      next $.25 -
                                .39%             .49%;
                                next $.25 -      next $.25 -
                                .365%            .465%;
                                over $1 - .34%   next $1 - .44%;
                                                 next $1 - .41%;
                                                 next $3 - .38%;
                                                 over $6 - .35%
----------------------------------------------------------------
Cash Management    Increase of  First $1 - .31%  First $1 -
Tax-Free Money     .05% and     next $.5 -       .36%;
                   breakpoint   .293%            next $.5 -
                                next $.5 -       .343%;
                                .275%            next $.5 -
                                next $.5 -       .325%;
                                .258%            next $.5 -
                                over $2.5 -      .308%;
                                .24%             next $1 - .29%;
                                                 next $3 - .27%;
                                                 over $6.5 -
                                                 .25%
----------------------------------------------------------------

 --------------------------------------------------------------
                                              FEE
                                   (ANNUAL RATE; IN BILLIONS)
                     TYPE OF
      FUND           CHANGE         CURRENT         PROPOSED
----------------------------------------------------------------

Diversified        PIA                         *
Equity Income
----------------------------------------------------------------

Emerging Markets   PIA                         *
----------------------------------------------------------------
Equity Select      Increase     First $.5 -      First $1 -
                   of .08%,     .53%             .60%;
                   breakpoint   next $.5 -       next $1 -
                   and change   .505%            .575%;
                   in PIA       next $1 - .48%   next $1 - .55%;
                                next $1 - .455%  next $3 -
                                next $3 - .43%   .525%;
                                over $6 - .40%   next $6 - .50%;
                                                 next $12 -
                                                 .49%;
                                                 over $24 - .48%
----------------------------------------------------------------

Equity Value       PIA                         *
----------------------------------------------------------------

Global Balanced    PIA                         *
----------------------------------------------------------------

Global Growth      PIA                         *
----------------------------------------------------------------

Research           PIA                         *
Opportunities
----------------------------------------------------------------

Small Company      PIA                         *
Index
----------------------------------------------------------------

Strategy           PIA                         *
Aggressive
----------------------------------------------------------------
Utilities Income   Increase of  First $.5 -      First $0.5 -
                   .08% and     .53%             .61%;
                   PIA          next $.5 -       next $0.5 -
                                .505%            .585%;
                                next $1 - .48%   next $1 - .56%;
                                next $1 - .455%  next $1 -
                                next $3 - .43%   .535%;
                                over $6 - .40%   next $3 - .51%;
                                                 over $6 - .48%
------------------------------

*The fee schedule will not change. The performance incentive adjustment is discussed in detail in the following paragraphs.

WHAT ARE THE TERMS OF THE CURRENT AGREEMENT? The fee the Fund pays to AEFC for its services under the Agreement is based on the net assets of the Fund and decreases as the size of the Fund increases. The complete fee schedule for the Fund and other Funds managed by AEFC is found in Section D. The Fund also pays its taxes, brokerage commission and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; consultant fees; Board compensation; corporate filing fees; organizational expenses; a portion of the Investment Company Institute dues; expenses incurred in connection with lending portfolio securities; and other expenses properly payable by the Fund, approved by the Board. Section D includes information on the date of the current Agreement, the date it was last approved by shareholders and the reason why it was submitted to shareholders at that time.

HOW DOES THE PROPOSED AGREEMENT DIFFER FROM THE CURRENT AGREEMENT? The terms of the proposed Agreement are the same as the current Agreement except for the change described in Table 5-1.

WHAT IS A PERFORMANCE INCENTIVE ADJUSTMENT? (Applies to: BLUE CHIP, DIVERSIFIED EQUITY INCOME, EMERGING MARKETS, EQUITY SELECT, EQUITY VALUE, GLOBAL BALANCED, GLOBAL GROWTH, RESEARCH OPPORTUNITIES, SMALL COMPANY INDEX, STRATEGY AGGRESSIVE, UTILITIES INCOME) Each of the Funds will be adding a new performance incentive adjustment except for Equity Select. Equity Select will be modifying its existing performance incentive adjustment as described following Table 5-2. Under the proposed performance incentive adjustment, the fee will be adjusted based on the Fund's performance compared to an index of similar funds. The performance incentive adjustment is calculated by measuring the percentage difference over a rolling 12-month period between:

-  the performance of one Class A share of the Fund and

- the change in a designated Lipper Index (the "Index") of funds with similar investment objectives.

As described in more detail below, if the Fund's performance is better than the Index, the fee paid to AEFC will increase. If the Fund's performance is worse than the Index, the fee paid to AEFC will decrease. The following table shows the proposed Index for each Fund and the maximum adjustment.

                          TABLE 5-2. PROPOSED INDEXES

  ------------------------------------------------------------------
                                                             MAXIMUM
        FUND                         INDEX                 ADJUSTMENT
-----------------------------------------------------------------------
Blue Chip              Lipper Growth and Income Fund
                       Index                                     .08%
Diversified Equity     Lipper Equity Income Fund Index
  Income                                                         .08%
Emerging Markets       Lipper Emerging Markets Fund
                       Index                                     .12%
Equity Select          Lipper Growth Fund Index                  .12%
Equity Value           Lipper Growth and Income Fund
                       Index                                     .08%
Global Balanced        Lipper Global Fund Index                  .12%
Global Growth          Lipper Global Fund Index                  .12%
Research               Lipper Growth Fund Index
  Opportunities                                                  .12%
Small Company Index    Lipper Small Cap Fund Index               .12%
Strategy Aggressive    Lipper Capital Appreciation Fund
                       Index                                     .12%
Utilities Income       Lipper Utility Fund Index                 .08%
--------------------------------------------------------

For Equity Select, shareholders are being asked to approve a change from Lipper Growth and Income Fund Index to Lipper Growth Fund Index and from a maximum adjustment of .08% to .12%. These changes will be made only if shareholders approve Proposal 8 to change the Fund's investment objective. If shareholders do not approve Proposal 8, the Fund will continue to operate under its current Index and maximum adjustment.

- HOW IS THE ADJUSTMENT CALCULATED? The management fee is calculated as shown in Table D-3. The fee is then adjusted for performance. One percentage point is subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's investment decisions rather than random fluctuations and the result is multiplied by .01. For example, if the difference between the change in the Fund's net asset value and the change in the Index for a comparison period is 2.55 percent, the adjustment would be .000155 (.0255 - .01 = .0155 X .01 = .000155) times the Fund's average net assets for the comparison period divided by 12. The first adjustment will be made on January 1, 2000 and will cover the six-month period beginning July 1, 1999. The comparison period will increase by one month each month until it reaches 12 months.

- WHAT ARE LIPPER INDEXES? Lipper, Inc. is an unaffiliated company that collects data from company reports, financial reporting services, periodicals and other sources deemed to be reliable. It then analyzes the data and publishes a number of indexes based on the performance of the largest mutual funds in various categories. Categories are based on investment objectives. Lipper indexes are published by newspapers and periodicals throughout the country and are generally recognized by the mutual fund industry as being an accurate and reliable source of comparative information. If an Index ceases to be published for a period of more than 90 days, changes in any material respect or otherwise becomes impracticable to use for purposes of a performance incentive adjustment, the Fund will pay the advisory fee without any adjustment for performance until the Board decides what further action to take. Lipper is currently in the process of modifying and expanding its indexes. After those changes are completed, some of the current indexes may be significantly changed. However, comparisons will continue to be made based on Lipper's characterization of the Fund. The Fund's performance will be compared to the performance of funds in the same investment category as defined by Lipper. For example, if Lipper categorizes a fund as a small cap growth fund, the fund's performance would be compared to the Lipper small cap growth fund index.

HOW WILL THE PROPOSED CHANGE IN FEE STRUCTURE AFFECT FUND EXPENSES? Fees and expenses the Fund actually paid as well as fees and expenses the Fund would have paid if the proposed Agreement had been in effect for the last fiscal year are shown in Section D.

WHAT INFORMATION WAS REVIEWED AND CONSIDERED? The Contracts Committee, as well as the full Board, received information on:

- current trends in the financial services industry, including market share data for both mutual funds and annuity funds

- information on investment performance over various time periods for the Fund, a group of comparable funds and an appropriate comparative index

-  the proposed management fee compared to management fees of comparable funds

-  the impact of the proposed change on the Fund's expense ratio

-  the Fund's expense ratio compared to a group of comparable funds

-  the impact of performance incentive adjustments

- AEFC's overall profitability from its mutual fund operations in light of available industry data, both including and excluding distribution costs

- the benefits to AEFC as assets increase in size and the extent economies of scale are shared with the Fund

- the character and amount of fees paid by the Fund for the other services provided by AEFC and its affiliates, and the revenues it generates from retirement custodial accounts, fees paid for custodial services to an affiliate of AEFC and the allocation of brokerage to an affiliate of AEFC

As part of the process of reviewing the information, the Board retained PricewaterhouseCoopers to review the allocation of fees and expenses.

WHAT WERE THE CONCLUSIONS? The Board and the Contracts Committee for each Fund acted separately in considering the information provided to assure that the Fund's fees as compared to AEFC's costs in providing services to the Fund are equitable and appropriate in relation to that of each of the other Funds. The Board concluded that a competitive fee:

- will help AEFC remain competitive in attracting, retaining and motivating the high quality investment personnel necessary to manage the Fund

-  will help to address the expectations regarding the performance of the Fund

- will allow AEFC to continue to improve the technology and other systems necessary to keep the Fund operating at a high level of service

At a meeting held on January 13-14, 1999, called for the purpose of considering the proposed Agreement, the independent members first and then the Board as a whole, by vote, cast in person, approved the terms of the proposed Agreement. If approved, the proposed Agreement will continue from year to year after the second year, so long as it is approved at least annually by a majority of the Board, including a majority of the independent members. The proposed Agreement may be terminated at any time by the Board, AEFC or the shareholders and will terminate automatically if it is assigned.

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that shareholders approve the proposed Agreement. The Agreement must be approved by the lesser of (a) a majority of the Fund's outstanding shares or
(b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed Agreement is not approved, the Fund will continue to operate under the current Agreement.

                         PROPOSAL 6: APPROVE OR REJECT
                         CHANGES IN INVESTMENT POLICIES
                            (Applies to: ALL FUNDS)

The Fund has some investment policies that are fundamental. This means the policies can be changed only with the approval of shareholders. A few of these policies are no longer required to be fundamental, some need changes and others are no longer required at all. The Board recommends making the following changes to the Fund's fundamental investment policies:

A. ELIMINATE THE POLICY ADDRESSING A POTENTIAL CONFLICT OF INTEREST. (Applies to: BOND, CASH MANAGEMENT, DISCOVERY, EQUITY SELECT, EQUITY VALUE, FEDERAL INCOME, GLOBAL BOND, GLOBAL GROWTH, GROWTH, INSURED, INTERNATIONAL, MUTUAL, MANAGED ALLOCATION, NEW DIMENSIONS, PRECIOUS METALS, SELECTIVE, SMALL COMPANY INDEX, STATE TAX-EXEMPTS, STOCK, STRATEGY AGGRESSIVE, TAX-EXEMPT BOND, LIFE AGGRESSIVE GROWTH, LIFE CAPITAL RESOURCE, LIFE GLOBAL YIELD, LIFE GROWTH DIMENSIONS, LIFE INTERNATIONAL EQUITY, LIFE MANAGED, LIFE MONEYSHARE, LIFE SPECIAL INCOME) The Fund has a fundamental policy that prohibits it from buying securities of any company if an officer or board member of the Fund or of the Fund's investment adviser individually owns more than 1/2 of 1% of the securities of that company and together they own more than 5% of those securities. This policy originated with state securities laws designed to avoid conflicts of interest. These laws no longer apply to the Fund. Both the Fund and AEFC have Codes of Ethics that address conflicts of interest. Under these Codes, procedures are in place to keep individuals who would stand to gain from the Fund's investments in an inappropriate way from doing so. The Board believes that Codes of Ethics are a better way to address these types of conflicts of interest because they can be tailored to the specific operating structures of an organization and to provide appropriate flexibility. The elimination of this policy will not change the way the Fund's assets are invested.

B. MODIFY THE POLICY PROHIBITING ISSUANCE OF SENIOR SECURITIES.  (Applies to:
EMERGING MARKETS, EQUITY VALUE, EXTRA INCOME, FEDERAL INCOME, GLOBAL BALANCED, GLOBAL BOND, GLOBAL GROWTH, INTERNATIONAL, MANAGED ALLOCATION, PRECIOUS METALS, SELECTIVE, STRATEGY AGGRESSIVE, LIFE GLOBAL YIELD, LIFE INCOME ADVANTAGE, LIFE INTERNATIONAL EQUITY, LIFE MANAGED, LIFE MONEYSHARE) The Fund has a fundamental policy that prohibits it from issuing any senior security. The Board recommends that shareholders vote to replace the current policy with the following limitation: "THE FUND WILL NOT ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940." The purpose of this change is to develop a standardized policy for all

Funds in the Group. Generally a senior security is an obligation of the Fund that takes priority over the claims of the Fund's shareholders. The law prohibits the Fund from issuing most types of senior securities, but permits doing so if certain conditions are met. For example, the Fund may enter into a transaction that obligates it to pay money at a future date if cash is set aside to cover the obligation. This type of transaction may be considered a senior security. It is desirable in this situation for the Group to have a standardized policy and the revised policy will not change the way the Fund's assets are invested.

C. ELIMINATE THE POLICY PROHIBITING TRANSACTIONS WITH AFFILIATES.  (Applies to:
EQUITY SELECT, FEDERAL INCOME) This is a proposal to standardize policies. The Fund is one of only two funds in the Group that has a fundamental policy limiting its ability to purchase securities from, or sell securities to, the Fund's advisor or any officer or board member of the Fund or the advisor. These transactions are prohibited by law and therefore the policy is not necessary.

D. RECLASSIFY AS NONFUNDAMENTAL THE FUND'S POLICY ON INVESTING IN OTHER INVESTMENT COMPANIES. (Applies to: CASH MANAGEMENT, INTERNATIONAL, STOCK, LIFE MONEYSHARE) The Fund has a fundamental policy prohibiting it from investing in other investment companies, such as country-specific funds, except by purchases in the open market where the dealer's or sponsor's profit is the regular commission. The Board recommends that this policy be changed to non-fundamental to conform with the standard policy used by the other Funds in the Group. Changing this policy to non-fundamental will not have any impact on the Fund's investment practices.

E. ELIMINATE THE POLICY PROHIBITING THE FUND FROM PLEDGING OR
MORTGAGING. (Applies to: CASH MANAGEMENT, TAX-FREE MONEY) The Fund has a fundamental policy that it may not pledge or mortgage more than 15% of its assets as collateral for loans or for other purposes. This requirement is based on a state law that no longer applies. While the Board recommends elimination of the policy on pledging or mortgaging assets, the Fund continues to have a fundamental policy limiting its ability to borrow. The elimination of this policy will not change the way the Fund's assets are invested.

F. ELIMINATE THE POLICY ON INVESTMENTS IN ISSUERS WITH LESS THAN THREE YEARS OF OPERATING HISTORY. (Applies to: CASH MANAGEMENT, TAX-FREE MONEY) The Fund has a fundamental policy that it may not invest more than 5% of its assets in companies with less than three years of operating history. This requirement is based on a state law that no longer applies. The elimination of this policy will not change the way the Fund's assets are invested.

G. ELIMINATE THE POLICY PROHIBITING INVESTMENT IN EXPLORATION AND DEVELOPMENT PROGRAMS. (Applies to: CASH MANAGEMENT, TAX-FREE MONEY, LIFE MONEYSHARE) The Fund has a fundamental policy that it may not invest in any oil, gas or other mineral exploration or development programs. This requirement is based on a state law that no longer applies. The elimination of this policy will not change the way the Fund's assets are invested.

H. ELIMINATE THE POLICY PROHIBITING INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGING THE COMPANY. (Applies to: CASH MANAGEMENT, LIFE MONEYSHARE) The Fund has a fundamental policy that it may not invest in any company for purposes of exercising control or management. This requirement is based on a state law that no longer applies. The elimination of this policy will not change the way the Fund's assets are invested.

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that shareholders approve the proposed changes in the fundamental policies. The changes must be approved by the lesser of (a) a majority of the Fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the changes are not approved, the Fund will continue to operate in accordance with its current investment policies.

                PROPOSAL 7: APPROVE OR REJECT A NEW SUBADVISORY
                 AGREEMENT WITH KENWOOD CAPITAL MANAGEMENT LLC
             (Applies to: MANAGED ALLOCATION, STRATEGY AGGRESSIVE)

Kenwood Capital Management LLC ("Kenwood") is a registered investment adviser with particular expertise on investments in small capitalization companies. Kenwood is a subsidiary of AEFC. AEFC plans to enter into a Subadvisory Agreement with Kenwood. Under the proposed Subadvisory Agreement, AEFC will grant investment management authority to Kenwood with respect to all or a part of the Fund's assets. Kenwood will be authorized to buy or sell stocks, bonds and other securities for the Fund, subject to the overall supervision of AEFC.

WILL THE PROPOSED SUBADVISORY AGREEMENT CHANGE THE FEES PAID BY THE FUND? There will be no change in the fees paid by the Fund. If the proposed Subadvisory Agreement is approved, the fees paid by the Fund to AEFC will remain the same. AEFC, not the Fund, will pay Kenwood.

Compensation will be based on the assets allocated to Kenwood by AEFC and will be paid at a rate of 0.35% of average daily net assets.

PRINCIPALS AND MANAGEMENT BOARD OF KENWOOD. Jacob E. Hurwitz and Kent A. Kelley are the principals of Kenwood. The following individuals are directors of
Kenwood: Peter J. Anderson, Jacob E. Hurwitz, Kent A. Kelley, Gabrielle F. Parish, Stephen W. Roszell. Mr. Anderson and Mr. Roszell are officers of AEFC. Ms. Parish is an officer of American Express Asset Management Group ("AEAMG"), a wholly-owned subsidiary of AEFC. All of the directors are located at IDS Tower, Minneapolis, MN 55440-0010. AEAMG owns 50.1% of Kenwood. Mr. Hurwitz and Mr. Kelley each owns a minority interest. Kenwood's address is IDS Tower 10, Minneapolis, MN 55440-0010.

WHEN WILL THE PROPOSED SUBADVISORY AGREEMENT START? If approved by shareholders, the proposed Subadvisory Agreement will take effect shortly after the shareholder meeting. The proposed Subadvisory Agreement will continue from year to year, provided continuance is approved at least annually. The proposed Subadvisory Agreement may be terminated without penalty either by the Board, by AEFC or by a vote of a majority of the outstanding shares of the Fund.

WHAT FACTORS DID THE BOARD CONSIDER? Subadvisory agreements must be approved by shareholders when the subadvisor is partially owned by the investment manager. The Subadvisory Agreement meets appropriate operational objectives of AEFC and Kenwood. AEFC has committed to be fully accountable for the investment performance of the Fund and for all duties and responsibilities under the Investment Management Services Agreement. AEFC will manage the arrangement with Kenwood in the same way it oversees portfolio managers directly employed by AEFC.

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that shareholders approve the proposed Subadvisory Agreement. The Subadvisory Agreement must be approved by the lesser of (a) a majority of the Fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed Subadvisory Agreement is not approved, the Fund will continue to operate under its current investment management agreement with AEFC.

                         PROPOSAL 8: APPROVE OR REJECT
                      A CHANGE IN THE INVESTMENT OBJECTIVE
                          (Applies to: EQUITY SELECT)

Currently the Fund's investment objective is "growth of capital and income". The Fund invests primarily in mid-capitalization securities. AEFC has advised the Board that it is becoming increasingly difficult for the portfolio manager to find mid-cap securities that pay dividends. Most mid-cap companies are run as growth companies. This means that they are more likely to reinvest all of their income into the business and less likely to distribute income to their shareholders. As a result, AEFC recommended to the Board that the Fund's investment objective be changed to eliminate income as an objective. If shareholders approve, the Fund's objective will be "growth of capital". While the Fund may still purchase securities that pay dividends, it will no longer have income as an objective in making investment decisions.

WHAT DOES THE BOARD RECOMMEND AND HOW MANY VOTES ARE NEEDED? The Board recommends that shareholders approve the change in investment objective. The change must be approved by the lesser of (a) a majority of the Fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the change is not approved, the Fund will continue to operate under its current investment objective.

                          SECTION C - PROXY VOTING AND
                        SHAREHOLDER MEETING INFORMATION

This section includes information about proxy voting and the shareholder meetings.

VOTING. Each share is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

Each corporation or trust issues one or more series of common stock. Each series is a separate Fund. On the election of board members, ratification of independent auditors and the change of name, you vote together with the owners of shares of all the other Funds that are part of the same corporation or trust. On the investment management agreement, changes of fundamental investment policies, subadvisory agreement and change in investment objective, you vote together with the owners of the other shares in your Fund. On the distribution plan, you vote together with the owners of shares of the same class owned in your Fund. All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Abstentions are treated as a vote against a proposal. Broker non-votes (shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote) will be counted toward a quorum. In determining whether a proposal received the affirmative vote of 67% of the shares voted at the meeting, broker non-votes will be disregarded in the calculation. In determining whether a proposal received the affirmative vote of 50% of the outstanding shares, broker non-votes will be treated as a vote against the proposal.

In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "Exception," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.

MASTER/FEEDER FUNDS. Some Funds are part of a master/feeder structure. The feeder funds seek their investment objectives by investing their assets in master funds with the same policies. Master funds invest in and manage the securities. Proposals 5 through 8 affect the master funds. Feeder funds, as the sole shareholders of the master fund, will vote for or against each of those proposals in proportion to the vote received from feeder fund shareholders.

REVOKING YOUR PROXY. If your plans change and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, you may change your vote or revoke it by mail, telephone or internet.

JOINT PROXY STATEMENT/SIMULTANEOUS MEETINGS. This joint proxy statement reduces the preparation, printing and mailing costs of sending separate proxy statements for each Fund. The meetings will be held simultaneously with each proposal being voted on separately by shareholders of a corporation or by shareholders of a Fund or by a class of shares of the Fund where appropriate. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will consider the reasons for the objection in deciding whether to vote in favor of the adjournment.

SOLICITATION OF PROXIES. The Board is asking for your vote as promptly as possible. The Fund will pay the expenses for the proxy material and the postage. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact by financial advisors. The expenses of supplementary solicitation will be paid by the Fund and AEFC.

SHAREHOLDER PROPOSALS. No proposals were received from shareholders. The Fund does not hold regular meetings of shareholders on an annual basis. Therefore, no anticipated date of the next regular meeting can be provided. If you have a proposal you believe should be presented to all shareholders, send the proposal to the Chairman. The proposal will be considered at a meeting of the Board as soon as practicable.

OTHER BUSINESS. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.

ADJOURNMENT. In the event that not enough votes in favor of any of the proposals are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 60 days in the aggregate to allow further solicitation of shareholders on the proposals. Any adjournment requires the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against any of the proposals. The Fund will pay the costs of any additional solicitation and of any adjourned meeting.

ANNUAL REPORT. The latest annual report was previously mailed to you. If you would like another copy of the annual report and any subsequent semi-annual report, without charge, please write Bob Severson at American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534 or call 1-800-862-7919.

                          SECTION D - FUND INFORMATION

This section contains the following information about your Fund and its adviser:

                                            CONTENT
  TABLE    (all information is shown for the last fiscal year unless noted otherwise)
---------  --------------------------------------------------------------------------
D-1A       Actual and pro forma expenses for Class A assuming all of the fee changes had been in effect during the year
D-1B       Actual and pro forma expenses for Class B
D-1Y       Actual and pro forma expenses for Class Y
D-2        The Fund's pro forma expenses compared to a group of similar funds
D-3        The Fund's fee schedule under its management agreement
D-4        The Fund's size, number of outstanding shares and 5% owners
D-5        Fees paid under the Shareholder Service and Distribution Plan Agreements
D-6        Actual and pro forma Investment Management Services Agreement fees
D-7        Payments the Fund made to AEFC and its affiliates
D-8        Brokerage commissions the Fund paid to an AEFC affiliate
D-9        Information about shareholder approval of current agreements

THE FUND'S ADVISER AND DISTRIBUTOR. AEFC is the adviser or subadviser for each of the Funds. IDS Life, a wholly-owned subsidiary of AEFC, is the investment manager and distributor for each of the Annuity Funds. AEFA, a wholly-owned subsidiary of AEFC, is the distributor for each of the Retail Funds. The address for AEFC, IDS Life and AEFA is IDS Tower 10, Minneapolis, MN 55440-0010. AEFC is a wholly-owned subsidiary of American Express, World Financial Center, New York, NY 10285.

PRESIDENT AND BOARD OF DIRECTORS OF AEFC. David R. Hubers is President and Chief Executive Officer of AEFC. The following individuals are directors of AEFC. Except as otherwise noted, each director is an officer of AEFC located at IDS Tower 10, Minneapolis, MN 55440-0010. Directors: Peter J. Anderson, Karl J. Breyer, James E. Choat, Gordon L. Eid, Harvey Golub (Chairman, American Express, New York, NY), David R. Hubers, Marietta L. Johns, Susan D. Kinder, Richard W. Kling, Steven C. Kumagai, Peter A. Lefferts, Douglas A. Lennick, Jonathan S. Linen (Vice Chairman, American Express, New York, NY), Barry J. Murphy, Erven A. Samsel, Norman Weaver, Jr., Michael R. Woodward.

PRESIDENT AND BOARD OF DIRECTORS OF IDS LIFE. Richard W. Kling is President of IDS Life. The following individuals are directors of IDS Life. Each director is an officer of AEFC located at IDS Tower 10, Minneapolis, MN 55440-0010.
Directors: David R. Hubers, Richard W. Kling, Paul F. Kolkman, Paula R. Meyer, James A. Mitchell, Barry J. Murphy, Stuart A. Sedlacek.

            TABLE D-1A. ACTUAL AND PRO FORMA FUND EXPENSES - CLASS A
                      (as a % of average daily net assets)

This table shows how expenses appear in the prospectus fee table. If shareholders approve Proposal 4, the Fund will discontinue the Shareholder Service Agreement and enter into a distribution plan. As a result, expenses will move from one heading to another. Expenses for the last fiscal year paid under the Shareholder Service Agreement are shown in the Actual column under the heading "Other Expenses". If that agreement is discontinued, those expenses will decrease as shown in the Pro Forma column under "Other Expenses". On the other hand, fees under the distribution plan will increase as shown under the heading "Distribution".

                                                                                                                   TOTAL FUND
                                                                                           OTHER                   OPERATING
                                     MANAGEMENT               DISTRIBUTION               EXPENSES*                  EXPENSES
                                     AGREEMENT          ------------------------  ------------------------  ------------------------
                              ------------------------                   Pro                       Pro                       Pro
ANNUAL OPERATING EXPENSES       Actual                    Actual        Forma       Actual        Forma       Actual        Forma
----------------------------  -----------               -----------  -----------  -----------  -----------  -----------  -----------
                                               Pro
                                              Forma
                                           -----------
RETAIL FUNDS:
Blue Chip Advantage                 0.38%        0.48%        0.00%        0.25%        0.40%        0.27%        0.78%        1.00%
Bond                                0.48         0.48         0.00         0.25         0.35         0.21         0.83         0.94
California Tax-Exempt               0.47         0.47         0.00         0.25         0.28         0.12         0.75         0.84
Cash Management                     0.27         0.32         0.00         0.00         0.29         0.33         0.56         0.65
Discovery                           0.64         0.64         0.00         0.25         0.39         0.26         1.03         1.15
Diversified Equity Income           0.49         0.45         0.00         0.25         0.37         0.23         0.86         0.93
Emerging Markets                    1.09         1.15         0.00         0.25         0.84         0.75         1.93         2.15
Equity Select                       0.52         0.60         0.00         0.25         0.30         0.15         0.82         1.00
Equity Value                        0.49         0.48         0.00         0.25         0.36         0.22         0.85         0.95
Extra Income                        0.56         0.56         0.00         0.25         0.33         0.18         0.89         0.99
Federal Income                      0.50         0.50         0.00         0.25         0.36         0.21         0.86         0.96
Global Balanced                     0.79         0.80         0.00         0.25         0.74         0.62         1.53         1.67
Global Bond                         0.74         0.74         0.00         0.25         0.42         0.29         1.16         1.28
Global Growth                       0.75         0.75         0.00         0.25         0.47         0.35         1.22         1.35
Growth                              0.53         0.53         0.00         0.25         0.34         0.20         0.87         0.98
High Yield Tax-Exempt               0.44         0.44         0.00         0.25         0.26         0.10         0.70         0.79
Insured Tax-Exempt                  0.45         0.45         0.00         0.25         0.28         0.12         0.73         0.82
Intermediate Tax-Exempt             0.45         0.45         0.00         0.25         0.51         0.35         0.96         1.05
International                       0.74         0.74         0.00         0.25         0.52         0.40         1.26         1.39
Managed Allocation                  0.44         0.44         0.00         0.25         0.36         0.22         0.80         0.91
Massachusetts Tax-Exempt            0.47         0.47         0.00         0.25         0.35         0.19         0.82         0.91
Michigan Tax-Exempt                 0.47         0.47         0.00         0.25         0.35         0.19         0.82         0.91
Minnesota Tax-Exempt                0.46         0.46         0.00         0.25         0.29         0.13         0.75         0.84
Mutual                              0.47         0.47         0.00         0.25         0.33         0.19         0.80         0.91
New Dimensions                      0.50         0.50         0.00         0.25         0.32         0.17         0.82         0.92
New York Tax-Exempt                 0.47         0.47         0.00         0.25         0.32         0.16         0.79         0.88
Ohio Tax-Exempt                     0.47         0.47         0.00         0.25         0.36         0.20         0.83         0.92
Precious Metals                     0.76         0.76         0.00         0.25         0.75         0.66         1.51         1.67
Progressive                         0.61         0.61         0.00         0.25         0.41         0.27         1.02         1.13

                                                                                                                   TOTAL FUND
                                                                                           OTHER                   OPERATING
                                     MANAGEMENT               DISTRIBUTION               EXPENSES*                  EXPENSES
                                     AGREEMENT          ------------------------  ------------------------  ------------------------
                              ------------------------                   Pro                       Pro                       Pro
ANNUAL OPERATING EXPENSES       Actual                    Actual        Forma       Actual        Forma       Actual        Forma
----------------------------  -----------               -----------  -----------  -----------  -----------  -----------  -----------
                                               Pro
                                              Forma
                                           -----------
Research Opportunities              0.64%        0.61%        0.00%        0.25%        0.48%        0.36%        1.12%        1.22%
Selective                           0.51         0.51         0.00         0.25         0.35         0.21         0.86         0.97
Small Company Index                 0.33         0.37         0.00         0.25         0.67         0.56         1.00         1.18
Stock                               0.46         0.46         0.00         0.25         0.31         0.16         0.77         0.87
Strategy Aggressive                 0.60         0.55         0.00         0.25         0.41         0.28         1.01         1.08
Tax-Exempt Bond                     0.45         0.45         0.00         0.25         0.28         0.12         0.73         0.82
Tax-Free Money                      0.31         0.36         0.00         0.00         0.23         0.25         0.54         0.61
Utilities Income                    0.52         0.61         0.00         0.25         0.34         0.20         0.86         1.06

ANNUITY FUNDS:
Life Aggressive Growth              0.60         0.60         0.00         0.13         0.06         0.06         0.66         0.79
Life Capital Resource               0.61         0.61         0.00         0.13         0.05         0.05         0.66         0.79
Life Global Yield                   0.85         0.85         0.00         0.13         0.10         0.10         0.95         1.08
Life Growth Dimensions              0.63         0.63         0.00         0.13         0.06         0.06         0.69         0.82
Life Income Advantage               0.63         0.63         0.00         0.13         0.06         0.06         0.69         0.82
Life International Equity           0.83         0.83         0.00         0.13         0.11         0.11         0.94         1.07
Life Managed                        0.59         0.59         0.00         0.13         0.05         0.05         0.64         0.77
Life Moneyshare                     0.52         0.52         0.00         0.13         0.05         0.05         0.57         0.70
Life Special Income                 0.61         0.61         0.00         0.13         0.06         0.06         0.67         0.80

*For the Retail Funds, other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Pro forma numbers reflect a $4 per account increase in the transfer agency fee effective Feb. 1, 1999.

 For the Annuity Funds, other expenses include an administrative services fee and other nonadvisory expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost investing in other mutual funds. Assume you invest $10,000 and the Fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed changes had been in effect:

                                     1 YEAR                 3 YEARS               5 YEARS               10 YEARS
                            ------------------------  --------------------  --------------------  --------------------
                                             Pro                    Pro                   Pro                   Pro
                              Actual        Forma      Actual      Forma     Actual      Forma     Actual      Forma
                            -----------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
RETAIL FUNDS:
Blue Chip Advantage          $     576    $     597   $     737  $     803  $     912  $   1,026  $   1,422  $   1,668
Bond                               580          591         752        785        938        995      1,478      1,601
California Tax-Exempt              573          581         728        755        897        943      1,388      1,489
Cash Management                     57           66         180        208        313        363        705        814
Discovery                          600          611         812        847      1,041      1,102      1,701      1,832
Diversified Equity Income          583          590         761        782        954        990      1,512      1,590

                                     1 YEAR                 3 YEARS               5 YEARS               10 YEARS
                            ------------------------  --------------------  --------------------  --------------------
                                             Pro                    Pro                   Pro                   Pro
                              Actual        Forma      Actual      Forma     Actual      Forma     Actual      Forma
                            -----------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
Emerging Markets             $     686    $     707   $   1,076  $   1,140  $   1,491  $   1,597  $   2,646  $   2,863
Equity Select                      580          597         750        803        933      1,026      1,467      1,668
Equity Value                       582          592         758        788        949      1,000      1,501      1,612
Extra Income                       586          596         770        800        969      1,021      1,545      1,657
Federal Income                     583          593         761        791        954      1,005      1,512      1,623
Global Balanced                    648          661         959      1,000      1,293      1,363      2,237      2,382
Global Bond                        612          624         850        886      1,107      1,168      1,843      1,973
Global Growth                      618          631         868        907      1,138      1,203      1,908      2,047
Growth                             584          595         764        797        959      1,015      1,523      1,646
High Yield Tax-Exempt              568          577         713        740        871        918      1,331      1,433
Insured Tax-Exempt                 571          580         722        749        886        933      1,365      1,467
Intermediate Tax-Exempt            593          602         791        818      1,005      1,051      1,623      1,723
International                      622          634         880        918      1,158      1,223      1,951      2,090
Managed Allocation                 578          588         743        776        923        979      1,444      1,568
Massachusetts Tax-Exempt           580          588         749        776        933        979      1,467      1,568
Michigan Tax-Exempt                580          588         749        776        933        979      1,467      1,568
Minnesota Tax-Exempt               573          581         728        755        897        943      1,388      1,489
Mutual                             578          588         743        776        923        979      1,444      1,568
New Dimensions                     580          589         749        779        933        985      1,467      1,579
New York Tax-Exempt                577          585         740        767        918        964      1,433      1,534
Ohio Tax-Exempt                    580          589         752        779        938        985      1,478      1,579
Precious Metals                    646          661         954      1,000      1,283      1,363      2,216      2,382
Progressive                        599          609         809        841      1,036      1,092      1,690      1,810
Research Opportunities             608          618         838        868      1,087      1,138      1,800      1,908
Selective                          583          594         761        794        954      1,010      1,512      1,634
Small Company Index                597          614         803        856      1,026      1,117      1,668      1,865
Stock                              575          584         734        764        907        959      1,410      1,523
Strategy Aggressive                598          605         806        827      1,031      1,067      1,679      1,756
Tax-Exempt Bond                    571          580         722        749        886        933      1,365      1,467
Tax-Free Money                      55           62         173        196        302        341        680        766
Utilities Income                   583          603         761        821        954      1,056      1,512      1,734

ANNUITY FUNDS:
Life Aggressive Growth              67           81         211        253        368        440        826        982
Life Capital Resource               67           81         211        253        368        440        826        982
Life Global Yield                   97          110         303        344        526        596      1,171      1,322
Life Growth Dimensions              70           84         221        262        385        456        862      1,018
Life Income Advantage               70           84         221        262        385        456        862      1,018
Life International Equity           96          109         300        341        521        591      1,159      1,310
Life Managed                        65           79         205        246        357        429        802        958
Life Moneyshare                     58           72         183        224        319        390        717        874
Life Special Income                 68           82         215        256        374        445        838        994

            TABLE D-1B. ACTUAL AND PRO FORMA FUND EXPENSES - CLASS B
                      (as a % of average daily net assets)

This table shows how expenses appear in the prospectus fee table. If shareholders approve Proposal 4, the Fund will discontinue the Shareholder Service Agreement and enter into a distribution plan. As a result, expenses will move from one heading to another. Expenses for the last fiscal year paid under the Shareholder Service Agreement are shown in the Actual column under the heading "Other Expenses". If that agreement is discontinued, those expenses will decrease as shown in the Pro Forma column under "Other Expenses". On the other hand, fees under the distribution plan will increase as shown under the heading "Distribution".

                                                                                                                 TOTAL FUND
                                                                                                OTHER             OPERATING
                                          MANAGEMENT               DISTRIBUTION               EXPENSES*           EXPENSES
                                          AGREEMENT          ------------------------  ------------------------  -----------
                                   ------------------------                   Pro                       Pro
ANNUAL OPERATING EXPENSES            Actual                    Actual        Forma       Actual        Forma       Actual
---------------------------------  -----------               -----------  -----------  -----------  -----------  -----------
                                                    Pro
                                                   Forma
                                                -----------
Blue Chip Advantage                      0.38%        0.48%        0.75%        1.00%        0.41%        0.28%        1.54%
Bond                                     0.48         0.48         0.75         1.00         0.36         0.22         1.59
California Tax-Exempt                    0.47         0.47         0.75         1.00         0.28         0.12         1.50
Cash Management                          0.27         0.32         0.75         0.75         0.30         0.34         1.32
Discovery                                0.64         0.64         0.75         1.00         0.40         0.27         1.79
Diversified Equity Income                0.49         0.45         0.75         1.00         0.38         0.24         1.62
Emerging Markets                         1.09         1.15         0.75         1.00         0.87         0.78         2.71
Equity Select                            0.52         0.60         0.75         1.00         0.31         0.16         1.58
Equity Value                             0.49         0.48         0.75         1.00         0.37         0.23         1.61
Extra Income                             0.56         0.56         0.75         1.00         0.34         0.19         1.65
Federal Income                           0.50         0.50         0.75         1.00         0.36         0.21         1.61
Global Balanced                          0.79         0.80         0.75         1.00         0.75         0.63         2.29
Global Bond                              0.74         0.74         0.75         1.00         0.43         0.30         1.92
Global Growth                            0.75         0.75         0.75         1.00         0.49         0.37         1.99
Growth                                   0.53         0.53         0.75         1.00         0.35         0.21         1.63
High Yield Tax-Exempt                    0.44         0.44         0.75         1.00         0.26         0.10         1.45
Insured Tax-Exempt                       0.45         0.45         0.75         1.00         0.29         0.13         1.49
Intermediate Tax-Exempt                  0.45         0.45         0.75         1.00         0.51         0.35         1.71
International                            0.74         0.74         0.75         1.00         0.53         0.41         2.02
Managed Allocation                       0.44         0.44         0.75         1.00         0.37         0.23         1.56
Massachusetts Tax-Exempt                 0.47         0.47         0.75         1.00         0.35         0.19         1.57
Michigan Tax-Exempt                      0.47         0.47         0.75         1.00         0.35         0.19         1.57
Minnesota Tax-Exempt                     0.46         0.46         0.75         1.00         0.29         0.13         1.50
Mutual                                   0.47         0.47         0.75         1.00         0.34         0.20         1.56
New Dimensions                           0.50         0.50         0.75         1.00         0.33         0.19         1.58
New York Tax-Exempt                      0.47         0.47         0.75         1.00         0.33         0.17         1.55
Ohio Tax-Exempt                          0.47         0.47         0.75         1.00         0.37         0.21         1.59
Precious Metals                          0.76         0.76         0.75         1.00         0.77         0.68         2.28
Progressive                              0.61         0.61         0.75         1.00         0.42         0.29         1.78
Research Opportunities                   0.64         0.61         0.75         1.00         0.49         0.37         1.88


                                       Pro
ANNUAL OPERATING EXPENSES             Forma
---------------------------------  -----------

Blue Chip Advantage                      1.76%
Bond                                     1.70
California Tax-Exempt                    1.59
Cash Management                          1.41
Discovery                                1.91
Diversified Equity Income                1.69
Emerging Markets                         2.93
Equity Select                            1.76
Equity Value                             1.71
Extra Income                             1.75
Federal Income                           1.71
Global Balanced                          2.43
Global Bond                              2.04
Global Growth                            2.12
Growth                                   1.74
High Yield Tax-Exempt                    1.54
Insured Tax-Exempt                       1.58
Intermediate Tax-Exempt                  1.80
International                            2.15
Managed Allocation                       1.67
Massachusetts Tax-Exempt                 1.66
Michigan Tax-Exempt                      1.66
Minnesota Tax-Exempt                     1.59
Mutual                                   1.67
New Dimensions                           1.69
New York Tax-Exempt                      1.64
Ohio Tax-Exempt                          1.68
Precious Metals                          2.44
Progressive                              1.90
Research Opportunities                   1.98

                                                                                                                 TOTAL FUND
                                                                                                OTHER             OPERATING
                                          MANAGEMENT               DISTRIBUTION               EXPENSES*           EXPENSES
                                          AGREEMENT          ------------------------  ------------------------  -----------
                                   ------------------------                   Pro                       Pro
ANNUAL OPERATING EXPENSES            Actual                    Actual        Forma       Actual        Forma       Actual
---------------------------------  -----------               -----------  -----------  -----------  -----------  -----------
                                                    Pro
                                                   Forma
                                                -----------
Selective                                0.51%        0.51%        0.75%        1.00%        0.36%        0.22%        1.62%
Small Company Index                      0.33         0.37         0.75         1.00         0.68         0.57         1.76
Stock                                    0.46         0.46         0.75         1.00         0.32         0.18         1.53
Strategy Aggressive                      0.60         0.55         0.75         1.00         0.42         0.29         1.77
Tax-Exempt Bond                          0.45         0.45         0.75         1.00         0.28         0.12         1.48
Utilities Income                         0.52         0.61         0.75         1.00         0.35         0.21         1.62


                                       Pro
ANNUAL OPERATING EXPENSES             Forma
---------------------------------  -----------

Selective                                1.73%
Small Company Index                      1.94
Stock                                    1.64
Strategy Aggressive                      1.84
Tax-Exempt Bond                          1.57
Utilities Income                         1.82

*Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Pro forma numbers reflect a $4 per account increase in the transfer agency fee effective Feb. 1, 1999.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost investing in other mutual funds. Assume you invest $10,000 and the Fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current Agreements and your costs if the proposed changes had been in effect:

                                        1 YEAR                  3 YEARS                 5 YEARS                 10 YEARS
                               ------------------------  ----------------------  ----------------------  ----------------------
                                                Pro                     Pro                     Pro                     Pro
                                 Actual        Forma      Actual       Forma      Actual       Forma      Actual       Forma
                               -----------  -----------  ---------  -----------  ---------  -----------  ---------  -----------
Blue Chip Advantage             $     657    $     679   $     887   $     954   $   1,040   $   1,155   $   1,634   $   1,877
Bond                                  662          673         902         936       1,067       1,124       1,689       1,811
California Tax-Exempt                 653          662         874         902       1,019       1,067       1,592       1,692
Cash Management                       634          644         819         847         924         972       1,385       1,487
Discovery                             682          694         964       1,000       1,171       1,233       1,635       2,039
Diversified Equity Income             665          672         911         933       1,082       1,119       1,723       1,800
Emerging Markets                      774          796       1,242       1,307       1,635       1,743       2,857       3,071
Equity Select                         661          679         899         954       1,061       1,155       1,678       1,877
Equity Value                          664          674         908         939       1,077       1,129       1,712       1,822
Extra Income                          668          678         921         951       1,098       1,150       1,756       1,866
Federal Income                        664          674         908         939       1,077       1,129       1,712       1,825
Global Balanced                       732          746       1,116       1,158       1,426       1,496       2,439       2,582
Global Bond                           695          707       1,003       1,040       1,238       1,299       2,050       2,178
Global Growth                         702          715       1,025       1,064       1,274       1,340       2,122       2,260
Growth                                666          677         914         948       1,088       1,145       1,734       1,855
High Yield Tax-Exempt                 648          657         859         887         993       1,040       1,535       1,636
Insured Tax-Exempt                    652          661         871         899       1,014       1,061       1,578       1,678
Intermediate Tax-Exempt               674          683         939         967       1,129       1,176       1,825       1,923
International                         705          718       1,034       1,073       1,289       1,355       2,157       2,294
Managed Allocation                    659          670         893         927       1,051       1,108       1,656       1,778
Massachusetts Tax-Exempt              660          669         896         924       1,056       1,103       1,670       1,770
Michigan Tax-Exempt                   660          669         896         924       1,056       1,103       1,670       1,770

                                        1 YEAR                  3 YEARS                 5 YEARS                 10 YEARS
                               ------------------------  ----------------------  ----------------------  ----------------------
                                                Pro                     Pro                     Pro                     Pro
                                 Actual        Forma      Actual       Forma      Actual       Forma      Actual       Forma
                               -----------  -----------  ---------  -----------  ---------  -----------  ---------  -----------
Minnesota Tax-Exempt            $     653    $     662   $     874   $     902   $   1,019   $   1,067   $   1,592   $   1,692
Mutual                                659          670         893         927       1,051       1,108       1,656       1,778
New Dimensions                        661          672         899         933       1,061       1,019       1,678       1,797
New York Tax-Exempt                   658          667         890         918       1,046       1,093       1,645       1,745
Ohio Tax-Exempt                       662          671         902         930       1,067       1,114       1,689       1,789
Precious Metals                       731          747       1,113       1,161       1,421       1,501       2,426       2,590
Progressive                           681          693         961         997       1,165       1,227       1,898       2,026
Research Opportunities                691          701         991       1,022       1,217       1,268       2,007       2,114
Selective                             665          676         911         945       1,082       1,140       1,723       1,844
Small Company Index                   679          697         954       1,009       1,155       1,248       1,877       2,071
Stock                                 656          667         884         918       1,035       1,093       1,622       1,742
Strategy Aggressive                   680          687         957         979       1,160       1,196       1,888       1,964
Tax-Exempt Bond                       651          660         868         896       1,009       1,056       1,569       1,670
Utilities Income                      665          685         911         973       1,082       1,186       1,723       1,942

            TABLE D-1Y. ACTUAL AND PRO FORMA FUND EXPENSES - CLASS Y
                      (as a % of average daily net assets)

                                                                                                                 TOTAL FUND
                                                                                         OTHER                   OPERATING
                                   MANAGEMENT               DISTRIBUTION               EXPENSES*                  EXPENSES
                                   AGREEMENT          ------------------------  ------------------------  ------------------------
                            ------------------------                   Pro                       Pro                       Pro
ANNUAL OPERATING EXPENSES     Actual                    Actual        Forma       Actual        Forma       Actual        Forma
--------------------------  -----------               -----------  -----------  -----------  -----------  -----------  -----------
                                             Pro
                                            Forma
                                         -----------
Blue Chip Advantage               0.38%        0.48%        0.00%        0.00%        0.33%        0.35%        0.71%        0.83%
Bond                              0.48         0.48         0.00         0.00         0.28         0.29         0.76         0.77
Cash Management                   0.27         0.32         0.00         0.00         0.29         0.31         0.56         0.63
Discovery                         0.64         0.64         0.00         0.00         0.32         0.34         0.96         0.98
Diversified Equity Income         0.49         0.45         0.00         0.00         0.29         0.31         0.78         0.76
Emerging Markets                  1.09         1.15         0.00         0.00         0.77         0.81         1.86         1.96
Equity Select                     0.52         0.60         0.00         0.00         0.23         0.24         0.75         0.84
Equity Value                      0.49         0.48         0.00         0.00         0.27         0.29         0.76         0.77
Extra Income                      0.56         0.56         0.00         0.00         0.26         0.27         0.82         0.83
Federal Income                    0.50         0.50         0.00         0.00         0.28         0.29         0.78         0.79
Global Balanced                   0.79         0.80         0.00         0.00         0.67         0.70         1.46         1.50
Global Bond                       0.74         0.74         0.00         0.00         0.35         0.37         1.09         1.11
Global Growth                     0.75         0.75         0.00         0.00         0.40         0.42         1.15         1.17
Growth                            0.53         0.53         0.00         0.00         0.27         0.28         0.80         0.81
High Yield Tax-Exempt             0.44         0.44         0.00         0.00         0.18         0.19         0.62         0.63
Insured Tax-Exempt                0.45         0.45         0.00         0.00         0.20         0.21         0.65         0.66
Intermediate Tax-Exempt           0.45         0.45         0.00         0.00         0.43         0.44         0.88         0.89
International                     0.74         0.74         0.00         0.00         0.44         0.47         1.18         1.21
Managed Allocation                0.44         0.44         0.00         0.00         0.28         0.29         0.72         0.73
Mutual                            0.47         0.47         0.00         0.00         0.26         0.27         0.73         0.74
New Dimensions                    0.50         0.50         0.00         0.00         0.25         0.26         0.75         0.76
Precious Metals                   0.76         0.76         0.00         0.00         0.67         0.71         1.43         1.47
Progressive                       0.61         0.61         0.00         0.00         0.34         0.36         0.95         0.97
Research Opportunities            0.64         0.61         0.00         0.00         0.41         0.43         1.05         1.04
Selective                         0.51         0.51         0.00         0.00         0.28         0.29         0.79         0.80
Small Company Index               0.33         0.37         0.00         0.00         0.59         0.62         0.92         0.99
Stock                             0.46         0.46         0.00         0.00         0.24         0.25         0.70         0.71
Strategy Aggressive               0.60         0.55         0.00         0.00         0.33         0.35         0.93         0.90
Tax-Exempt Bond                   0.45         0.45         0.00         0.00         0.18         0.19         0.63         0.64
Utilities Income                  0.52         0.61         0.00         0.00         0.27         0.28         0.79         0.89

*Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Pro forma numbers reflect a $2 per account increase in the transfer agency fee effective April 1, 1999.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost investing in other mutual funds. Assume you invest $10,000 and the Fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current Agreements and your costs if the proposed changes had been in effect:

                                   1 YEAR                   3 YEARS                  5 YEARS                10 YEARS
                          ------------------------  ------------------------  ----------------------  --------------------
                                           Pro                       Pro                     Pro                    Pro
                            Actual        Forma       Actual        Forma      Actual       Forma      Actual      Forma
                          -----------  -----------  -----------  -----------  ---------  -----------  ---------  ---------
Blue Chip Advantage        $      73    $      85    $     227    $     265   $     396   $     461   $     886  $   1,029
Bond                              78           79          243          247         423         429         946        958
Cash Management                   57           64          180          202         313         352         704        790
Discovery                         98          100          306          312         532         543       1,183      1,206
Diversified Equity
  Income                          80           78          249          243         434         423         970        946
Emerging Markets                 189          199          585          616       1,007       1,058       2,185      2,290
Equity Select                     77           86          240          268         418         467         934      1,041
Equity Value                      78           79          243          246         423         429         946        958
Extra Income                      84           85          262          265         456         461       1,018      1,029
Federal Income                    80           81          249          253         434         440         970        982
Global Balanced                  149          153          462          474         798         819       1,751      1,796
Global Bond                      111          113          347          353         602         612       1,333      1,356
Global Growth                    117          119          366          372         634         645       1,402      1,425
Growth                            82           83          255          259         445         450         994      1,006
High Yield Tax-Exempt             63           64          199          202         346         352         778        790
Insured Tax-Exempt                66           67          208          211         363         368         814        826
Intermediate Tax-Exempt           90           91          281          284         488         494       1,089      1,100
International                    120          123          375          384         650         666       1,437      1,471
Managed Allocation                74           75          230          234         401         407         898        910
Mutual                            75           76          234          237         407         412         910        922
New Dimensions                    77           78          240          243         418         423         934        946
Precious Metals                  146          150          453          465         783         804       1,718      1,762
Progressive                       97           99          303          309         526         537       1,171      1,194
Research Opportunities           107          106          334          331         580         575       1,287      1,276
Selective                         81           82          253          256         440         445         982        994
Small Company Index               94          101          294          316         510         548       1,136      1,218
Stock                             72           73          224          227         390         396         874        886
Strategy Aggressive               95           92          297          287         516         499       1,147      1,112
Tax-Exempt Bond                   64           65          202          205         352         357         790        802
Utilities Income                  81           91          253          284         440         494         982      1,100

         TABLE D-2. PRO FORMA EXPENSE RATIO COMPARED TO SIMILAR FUNDS*
                    (higher number indicates lower expenses)

This table shows how the Fund's expenses rank compared to a group of similar funds. A higher number indicates lower expenses. For example, Managed Allocation would rank 19 out of 20 similar funds -- only one fund in the group has lower expenses.

             FUND                  RANKING
-------------------------------  -----------
Blue Chip Advantage............       19/34
Bond...........................       33/51
California Tax-Exempt..........       13/32
Cash Management................       31/54
Discovery......................       23/48
Diversified Equity Income......       21/27
Emerging Markets...............       13/57
Equity Select..................       46/59
Equity Value...................       48/61
Extra Income...................       14/27
Federal Income.................       13/25
Global Balanced................       30/37
Global Bond....................       16/35
Global Growth..................       26/38
Growth.........................       17/32
High Yield Tax-Exempt..........       29/52
Insured Tax-Exempt.............       12/17
Intermediate Tax-Exempt........        9/43
International..................       19/24

             FUND                  RANKING
-------------------------------  -----------
Managed Allocation.............       19/20
Massachusetts Tax-Exempt.......       10/20
Michigan Tax-Exempt............        9/18
Minnesota Tax-Exempt...........       12/17
Mutual.........................       30/32
New Dimensions.................       27/40
New York Tax-Exempt............       12/22
Ohio Tax-Exempt................        6/17
Precious Metals................        8/14
Progressive....................       29/32
Research Opportunities.........       35/94
Selective......................       18/38
Small Company Index............        1/15
Stock..........................       25/31
Strategy Aggressive............       56/73
Tax-Exempt Bond................      62/110
Tax-Free Money.................       69/78
Utilities Income...............       20/26

*The rankings are based on expenses of Class A. Shareholders of Class B and Class Y should refer to the Class A ranking for comparison purposes. The ranking is based on the Fund's total expenses assuming that shareholders approve the proposed distribution plan, transfer agency fees are increased and management fees are changed as described in this proxy statement. The ranking information was supplied by Lipper, a company not affiliated with the Fund or AEFC. Lipper is the leading provider of data and analyses on the investment company business. Lipper developed the comparison group (the "universe") by selecting funds with similar investment objectives, as categorized by Lipper, and similar asset size.

                                                       PRO FORMA       CATEGORY AVERAGE
                  ANNUITY FUND                       EXPENSE RATIO      EXPENSE RATIO*
-------------------------------------------------  -----------------  -------------------
Life Aggressive Growth...........................           0.79%               0.91%
Life Capital Resource............................           0.79                0.86
Life Global Yield................................           1.08                1.03
Life Growth Dimensions...........................           0.82                0.86
Life Income Advantage............................           0.82                0.82
Life International Equity........................           1.07                1.19
Life Managed.....................................           0.77                0.84
Life Moneyshare..................................           0.70                0.52
Life Special Income..............................           0.80                0.75

*Category average expense ratio information was supplied by Variable Annuity
 Research and Development Service ("VARDS"), a company not affiliated with the Fund or AEFC. VARDS developed the category average by selecting funds with similar investment objectives, as described in the funds' prospectuses. Categories contain between 10 and 573 funds. The average category size is 232 funds.

                        TABLE D-3. FUND MANAGEMENT FEES

------------------------------------------------------------------
    RETAIL FUNDS       MANAGEMENT FEE (annual rate; in billions)
------------------------------------------------------------------
Blue Chip Advantage   First $.25 - .44%; next $.25 - .415%; next
                      $.25 - .39%; next $.25 - .365%; over $1 -
                      .34%
------------------------------------------------------------------

Bond                  First $1 - .52%; next $1 - .495%; next $1 -
Federal Income(1)     .47%; next $3 - .445%; next $3 - .42%; over
Selective(1)          $9 - .395%
------------------------------------------------------------------

California            First $.25 - .47%; next $.25 - .445%; next
Tax-Exempt            $.25 - .42%; next $.25 - .405%; over $1 -
Massachusetts Tax-    .38%
Exempt
Michigan Tax-Exempt
Minnesota Tax-Exempt
Ohio Tax-Exempt
New York Tax-Exempt
------------------------------------------------------------------

Cash Management       First $1 - .31%; next $.5 - .293%; next $.5
Tax-Free Money        - .275%; next $.5 - .258%; over $2.5 - .24%
------------------------------------------------------------------

Discovery(2)          First $.25 - .64%; next $.25 - .615%; next
Progressive(2)        $.25 - .59%; next $.25 - .565%; next $1 -
                      .54%; over $2 - .515%
------------------------------------------------------------------

Diversified Equity    First $.5 - .53%; next $.5 - .505%; next $1
Income(1)             - .48%; next $1 - .455%; next $3 - .43%;
Equity Select(2)      over $6 - .40%
Equity Value
Managed
Allocation(1,2,3)
Stock(1,2)
Utilities Income
------------------------------------------------------------------

Extra Income(1)       First $1 - .59%; next $1 - .565%; next $1 -
                      .54%; next $3 - .515%; next $3 - .49%; over
                      $9 - .465%
------------------------------------------------------------------

Emerging              First $.25 - 1.10%; next $.25 - 1.08%; next
Markets(1,5)          $.25 - 1.06%; next $.25 - 1.04%; next $1
                      -1.02%; over $2 - 1.0%
------------------------------------------------------------------

Global Balanced(4,6 ) First $.25 - .79%; next $.25 - .765%; next
                      $.25 - .74%; next $.25 - .715%; next $1 -
                      .69%; over $2 - .665%
------------------------------------------------------------------

Global Bond(1)        First $.25 - .77%; next $.25 - .745%; next
                      $.25 - .72%; next $.25 - .695%; over $1 -
                      .67%
------------------------------------------------------------------

------------------------------------------------------------------
    RETAIL FUNDS       MANAGEMENT FEE (annual rate; in billions)
------------------------------------------------------------------
Global Growth(1,4)    First $.25 - .80%; next $.25 - .775%; next
Internationa1(2,4)    $.25 - .75%; next $.25 - .725%; next $1 -
Precious Metals(2)    .70%; over $2 - .675%
------------------------------------------------------------------

Growth(1,2)           First $1 - .60%; next $1 - .575%; next $1 -
Strategy              .55%; next $3 - .525%; over $6 - .50%
Aggressive(3)
------------------------------------------------------------------

High Yield            First $1 - .49%; next $1 - .465%; next $1 -
Tax-Exempt(1)         .44%; next $3 - .415%; next $3 - .39%; over
                      $9 - .36%
------------------------------------------------------------------

Insured Tax-Exempt    First $1 - .45%; next $1 - .425%; next $1 -
Intermediate Tax-     .40%; next $3 - .375%; over $6 - .35%
Exempt(7)
Tax-Exempt Bond
------------------------------------------------------------------

Mutua1(1,2)           First $1 - .53%; next $1 - .505%; next $1 -
                      .48%; next $3 - .455%; over $6 - .43%
------------------------------------------------------------------

New Dimensions(1,2)   First $1 - .60%; next $1 - .575%; next $1 -
                      .55%; next $3 - .525%; next $6 - .50%; over
                      $12 - .49%
------------------------------------------------------------------

Research              First $.25 - .65%; next $.25 - .625%; next
Opportunities(1)      $.50 - .60%; next $1 - .575%; next $1 -
                      .55%; next $3 - .525%; over $6 - .50%
------------------------------------------------------------------

Small Company         First $.25 - .38%; next $.25 - .37%; next
Index(8)              $.25 - .36%; next $.25 - .35%; over $1 -
                      .34%

------------------------------------------------------------------

(1)The Fund is part of the master/feeder structure. Management fees are paid by the Portfolio on behalf of the Fund.

(2)The Fund has a performance incentive adjustment based on its performance compared to a Lipper index of comparable funds over a rolling 12-month period.

(3)Under a subadvisory agreement with American Express Asset Management Group ("AEAMG"), AEFC pays AEAMG a fee equal on an annual basis to 0.35% of average daily net assets.

(4)Under a subadvisory agreement with American Express Asset Management International Inc. ("AEAMI"), AEFC pays AEAMI a fee equal on an annual basis to 0.35% of average daily net assets.

(5)Under a subadvisory agreement with AEAMI, AEFC pays AEAMI a fee equal on an annual basis to 0.50% of average daily net assets.

(6)Total fees and expenses have been capped at 1.5% through 10/31/99.

(7)Total fees and expenses have been capped at 0.9% through 11/30/99.

(8)Total fees and expenses have been capped at 1.0% through 1/31/00.

----------------------------------------------------------------------------------
      ANNUITY FUNDS                MANAGEMENT FEE (annual rate; in billions)
----------------------------------------------------------------------------------
Life Aggressive Growth(1  ) First $.25 - .65%; next $.25 - .635%; next $.25 - .62%;
                            next $.25 - .605%; next $1 - .59%; over $2 - .575%
-------------------------------------------------------------------------

Life Capital Resource(1   ) First $1 - .63%; next $1 - .615%; next $1 - .60%; next
Life Growth Dimensions(1  ) $3 - .585%; over $6 - .57%
-------------------------------------------------------------------------

Life Global Yield(1       ) First $.25 - .84%; next $.25 - .825%; next $.25 - .81%;
                            next $.25 - .795%; over $1 - .78%
-------------------------------------------------------------------------

Life Income Advantage(1   ) First $1 - .62%; next $1 - .605%; next $1 - .59%; next
                            $3 - .575%; next $3 - .56%; over $9 - .545%
-------------------------------------------------------------------------

Life International        ) First $.25 - .87%; next $.25 - .855%; next $.25 - .84%;
Equity(2                    next $.25 - .825%; next $1 - .81%; over $2 - .795%
-------------------------------------------------------------------------

Life Managed(1            ) First $.5 - .63%; next $.5 - .615%; next $1 - .60%;
                            next $1 - .585%; next $3 - .57%; over $6 - .55%
-------------------------------------------------------------------------

Life Moneyshare(1         ) First $1 - .51%; next $.5 - .493%; next $.5 - .475%;
                            next $.5 - .458%; over $2.5 - .44%
-------------------------------------------------------------------------

Life Special Income(1     ) First $1 - .61%; next $1 - .595%; next $1 - .58%; next
                            $3 - .565%; next $3 - .55%; over $9 - .535%

-------------------------------------------------------------------------

(1)Under an investment advisory agreement with AEFC, IDS Life pays AEFC a fee equal on an annual basis to 0.25% of average daily net assets.

(2)Under an investment advisory agreement with AEFC, IDS Life pays AEFC a fee equal on an annual basis to 0.35% of average daily net assets. Under a subadvisory agreement with AEAMI, AEFC pays AEAMI a fee equal on an annual basis to 0.35% of average daily net assets.

                       TABLE D-4. FUND SIZE AND 5% OWNERS
                              as of Jan. 31, 1999

           FUND                NET ASSETS     OUTSTANDING SHARES  5% OWNERS
---------------------------  ---------------  ------------------  ----------
RETAIL FUNDS:
Blue Chip Advantage:
      Class A                $ 1,862,701,271       156,768,832       None
      Class B                  1,108,899,093        94,082,982       None
      Class Y                    322,959,683        27,142,532       None
Bond:
      Class A                  2,781,631,067       542,284,888       None
      Class B                  1,151,316,616       224,449,238       None
      Class Y                    258,251,812        52,227,936       (1)
California Tax-Exempt:
      Class A                    256,785,314        47,314,217       None
      Class B                     18,913,413         3,486,783       None
Cash Management:
      Class A                  4,466,119,648     4,466,133,321       None
      Class B                    157,500,160       157,551,713       None
      Class Y                    118,536,357       118,572,637       (2)
Discovery:
      Class A                    850,331,336        78,894,093       None
      Class B                    158,872,177        15,213,145       None
      Class Y                     83,098,780         7,715,175       None
Diversified Equity Income:
      Class A                  2,053,425,109       218,870,893       None
      Class B                    595,174,308        63,422,115       None
      Class Y                     47,799,104         7,313,996       None
Emerging Markets:
      Class A                    187,956,322        51,493,865       None
      Class B                    100,559,466        27,968,575       None
      Class Y                         27,338             7,498       None
Equity Select:
      Class A                  1,164,755,900        78,564,594       None
      Class B                     92,695,779         6,377,509       None
      Class Y                        295,900            19,941       (3)
Equity Value:
      Class A                    922,746,116        82,673,244       None
      Class B                  1,695,022,337       151,883,445       None
      Class Y                      1,001,113            89,528       None
Extra Income:
      Class A                  2,790,359,571       701,126,770       None
      Class B                  1,020,523,380       256,445,028       None
      Class Y                      1,208,667           303,614       None

           FUND                NET ASSETS     OUTSTANDING SHARES  5% OWNERS
---------------------------  ---------------  ------------------  ----------
Federal Income:
      Class A                $ 1,653,889,353       326,458,955       None
      Class B                  1,363,715,724       269,188,861       None
      Class Y                    185,121,366        36,568,316       None
Global Balanced:
      Class A                     79,145,648        12,375,853       None
      Class B                     53,293,496         8,371,910       None
      Class Y                          1,338               209       None
Global Bond:
      Class A                    724,632,383       116,260,271       None
      Class B                    271,580,617        43,573,706       None
      Class Y                          5,384               864       None
Global Growth:
      Class A                  1,139,520,915       131,197,169       None
      Class B                    365,750,182        42,672,855       None
      Class Y                     24,617,049         2,831,212       (4)
Growth:
      Class A                  4,328,556,812       106,246,536       None
      Class B                  1,286,149,459        32,594,951       None
      Class Y                    769,890,318        19,361,441       (5)
High Yield Tax-Exempt:
      Class A                  5,795,966,759     1,235,042,959       None
      Class B                    290,045,219        61,807,892       None
      Class Y                         12,080             2,791       (6)
Insured Tax-Exempt:
      Class A                    462,804,316        81,501,573       None
      Class B                     55,931,561         9,850,592       None
      Class Y                          1,289               227       None
Intermediate Tax-Exempt:
      Class A                     24,097,450         4,637,972       None
      Class B                      7,679,704         1,473,391       None
      Class Y                          1,119               217       None
International:
      Class A                    865,320,322        73,379,029       None
      Class B                    413,506,014        35,207,796       None
      Class Y                     81,631,533         6,924,507       None
Managed Allocation:
      Class A                  2,378,268,978       222,254,104       None
      Class B                    275,550,528        25,928,798       None
      Class Y                    104,587,825         9,768,617       None
Massachusetts Tax-Exempt:
      Class A                     71,686,526        12,771,833       None
      Class B                     16,073,739         2,857,489       None

           FUND                NET ASSETS     OUTSTANDING SHARES  5% OWNERS
---------------------------  ---------------  ------------------  ----------
Michigan Tax-Exempt:
      Class A                $    78,370,271        14,005,593       None
      Class B                      6,107,195         1,091,420       None
Minnesota Tax-Exempt:
      Class A                    401,456,595        73,522,311       None
      Class B                     39,785,690         7,298,091       None
Mutual:
      Class A                  3,279,797,958       248,954,646       None
      Class B                    419,285,100        32,055,012       None
      Class Y                  1,382,091,585       104,852,543       None
New Dimensions:
      Class A                 12,485,497,384       415,786,808       None
      Class B                  3,347,326,341       113,457,420       None
      Class Y                  5,269,545,011       175,209,854       None
New York Tax-Exempt:
      Class A                    104,801,766        19,553,590       None
      Class B                     12,076,885         2,252,904       None
Ohio Tax-Exempt:
      Class A                     70,812,151        12,825,135       None
      Class B                      6,839,654         1,230,535       (7)
Precious Metals:
      Class A                     51,449,502         9,187,741       None
      Class B                      7,513,453         1,357,413       None
      Class Y                            761               136       None
Progressive:
      Class A                    474,400,512        64,164,826       None
      Class B                     96,590,477        13,287,294       None
      Class Y                      9,827,076         1,330,235       None
Research Opportunities:
      Class A                    405,322,578        52,287,661       None
      Class B                    230,289,545        30,299,714       None
      Class Y                        372,264            47,923       None
Selective:
      Class A                  1,236,203,998       132,719,516       None
      Class B                    194,783,235        20,912,796       None
      Class Y                    244,247,645        26,118,292       None
Small Company Index:
      Class A                    596,296,138        97,570,741       None
      Class B                    370,805,760        61,783,355       None
      Class Y                      1,843,411           301,133       None
Stock:
      Class A                  3,328,250,933       121,741,050       None
      Class B                    331,023,787        12,187,562       None
      Class Y                  1,159,002,597        42,486,070       None

           FUND                NET ASSETS     OUTSTANDING SHARES  5% OWNERS
---------------------------  ---------------  ------------------  ----------
Strategy Aggressive:
      Class A                $   631,222,993        26,539,190       None
      Class B                    851,799,903        37,126,050       None
      Class Y                          2,277                95       None
Tax-Exempt Bond:
      Class A                    990,918,962       236,146,978       None
      Class B                     38,661,778         9,211,920       None
      Class Y                         11,260             2,684       (8)

Tax-Free Money:                  169,351,838       169,834,948       None
Utilities Income:
      Class A                  1,201,059,615       127,147,819       None
      Class B                    337,168,356        35,699,113       None
      Class Y                        395,947            41,933       (9)

ANNUITY FUNDS:
Life Aggressive Growth         2,493,945,569       155,923,936       None
Life Capital Resource          5,872,130,686       172,912,003       None
Life Global Yield                208,970,117        19,690,493       None
Life Growth Dimensions         2,939,443,914       161,014,083       None
Life Income Advantage            598,767,561        66,233,206       None
Life International Equity      2,201,315,272       138,007,624       None
Life Managed                   5,289,615,521       275,100,401       None
Life Moneyshare                  528,383,277       528,428,088       None
Life Special Income            1,917,701,912       171,707,850       None

(1)Phifer Wire Products, American Express Trust Company 733 Marquette Ave., Minneapolis MN 55402, owns 2,846,918 shares (5.45%) of Class Y.

(2)PNC Bank, PNC Bank Two Oliver Plaza, 620 Liberty Ave., Pittsburgh PA 15222, owns 7,509,849 shares (6.33%) of Class Y.

(3)WMC & Co., 1900 Foshay Tower, 821 Marquette Ave., Minneapolis MN 55402, owns 13,792 shares (69.16%) of Class Y.

(4)Jet Aviation Holdings Inc., American Express Trust Company P.O. Box 534, Minneapolis MN 55440, owns 291,105 shares (10.28%) of Class Y.

(5)Kimberly-Clark Corporation, US Bank P.O. Box 64010, St. Paul MN 55164, owns 2,076,198 shares (10.74%) of Class Y.

(6)WMC & Co., 1900 Foshay Tower, 821 Marquette Ave., Minneapolis MN 55402, owns 2,791 shares (100.00%) of Class Y.

(7)George J. Barder Trust, 3695 Center Road, Brunswick OH 44212, owns 66,427 shares (5.40%) of Class B.

(8)WMC & Co., 1900 Foshay Tower, 821 Marquette Ave., Minneapolis MN 55402, owns 2,684 shares (100.00%) of Class Y.

(9)WMC & Co., 1900 Foshay Tower, 821 Marquette Ave., Minneapolis MN 55402, owns 4,376 shares (10.44%) of Class Y.

                 TABLE D-5. PLAN AND SHAREHOLDER SERVICE FEES*

                                          CLASS A                      CLASS B
                                ---------------------------  ---------------------------
                                                AGGREGATE                    AGGREGATE
                                                   FEE                          FEE
                                 AGGREGATE     (as a % of     AGGREGATE     (as a % of
                                    FEE          average         FEE          average
             FUND               (in dollars)   net assets)   (in dollars)   net assets)
------------------------------  ------------  -------------  ------------  -------------
Blue Chip Advantage             $  1,662,550        0.173%   $  4,368,530        0.922%
Bond                               4,686,759        0.173       9,286,159        0.925
California Tax-Exempt                410,510        0.173         114,455        0.922
Discovery                          1,649,649        0.173       1,205,018        0.924
Diversified Equity Income          3,349,345        0.173       4,308,604        0.924
Emerging Markets                     425,703        0.174       1,151,958        0.922
Equity Select                      1,766,901        0.172         562,310        0.925
Equity Value                       1,113,607        0.173      15,584,436        0.923
Extra Income                       4,999,691        0.173       7,678,938        0.922
Federal Income                     2,317,759        0.173       8,606,272        0.921
Global Balanced                       84,602        0.174         295,896        0.922
Global Bond                        1,269,000        0.173       2,285,572        0.922
Global Growth                      1,660,146        0.173       2,459,902        0.921
Growth                             5,770,742        0.173       7,807,201        0.924
High Yield Tax-Exempt              9,974,466        0.174       2,125,768        0.925
Insured Tax-Exempt                   797,021        0.173         349,150        0.923
Intermediate Tax-Exempt               33,631        0.175          59,162        0.925
International                      1,474,727        0.172       3,743,430        0.921
Managed Allocation                 4,420,478        0.173       2,427,724        0.924
Massachusetts Tax-Exempt             114,879        0.174          94,863        0.924
Michigan Tax-Exempt                  132,861        0.174          40,221        0.922
Minnesota Tax-Exempt                 662,340        0.174         242,780        0.924
Mutual                             5,588,730        0.171       3,015,696        0.924
New Dimensions                    16,191,476        0.173      18,258,044        0.924
New York Tax-Exempt                  185,919        0.173          80,926        0.924
Ohio Tax-Exempt                      117,144        0.174          39,650        0.925
Precious Metals                      116,374        0.170          74,784        0.923
Progressive                          888,778        0.172         738,479        0.924
Research Opportunities               478,985        0.174       1,317,622        0.925
Selective                          2,166,433        0.171       1,273,406        0.921
Small Company Index                  392,799        0.173       1,119,917        0.922
Stock                              5,115,762        0.170       2,269,419        0.924
Strategy Aggressive                  816,876        0.172       7,388,115        0.923
Tax-Exempt Bond                    1,712,601        0.173         272,356        0.925
Utilities Income                   1,467,758        0.173       1,256,722        0.924

*Class A paid fees under a shareholder service agreement. Class B paid fees under a distribution plan and a shareholder service agreement.

                        TABLE D-6. ACTUAL AND PRO FORMA
                 INVESTMENT MANAGEMENT SERVICES AGREEMENT FEES

           FUND              ACTUAL FEE   PRO FORMA FEE     % CHANGE
--------------------------  ------------  --------------  -------------
Blue Chip                   $  5,953,408   $  7,521,171          26.3%
Cash Management                9,928,579     11,715,041          18.0
Diversified Equity Income     12,209,566     11,287,366          (7.6)
Emerging Markets               4,040,624      4,250,985           5.2
Equity Select                  5,640,461      6,140,318           8.9
Equity Value                  11,485,241     11,265,045          (1.9)
Global Balanced                  636,029        647,338           1.8
Global Growth                  9,353,092      9,345,711          (0.1)
Research Opportunities         2,718,858      2,586,595          (4.9)
Small Company Index            1,463,843      1,614,584          10.3
Strategy Aggressive            7,578,435      6,877,446          (9.2)
Tax-Free Money                   496,592        576,673          16.1
Utilities Income               5,074,299      6,001,874          18.3

              TABLE D-7. FUND PAYMENTS TO AEFC AND ITS AFFILIATES*

        FUND            ADMIN        PLAN        SERVICE        TA        CUSTODY
--------------------  ---------  ------------  -----------  -----------  ---------
Blue Chip             $ 450,673  $  3,544,614  $ 2,600,732  $ 2,203,371  $ 127,504
Cash Management         942,396       863,705          N/A    7,089,268    253,421
Diversified Equity
  Income                805,208     3,496,529    4,246,227    3,046,414    253,255
Emerging Markets        359,269       934,695      642,997    1,161,894    736,885
Equity Select           415,721       456,295    1,873,372      779,586    100,821
Equity Value            786,903    12,659,839    4,038,512    3,115,731    242,477
Global Balanced          48,915       240,003      140,495      157,293     70,307
Global Growth           627,858     1,996,877    2,745,372    2,207,944    621,414
Research
  Opportunities         243,876     1,068,895      727,712      786,849     45,064
Small Company Index     324,356       908,232      692,276      779,605    299,901
Strategy Aggressive     642,964     6,004,726    2,200,265    2,290,176    124,680
Tax-Free Money           50,968           N/A          N/A      159,134     **
Utilities Income        379,141     1,019,619    1,704,929    1,004,792    131,975

 *The Administrative Services Agreement ("Admin") is between the Fund and AEFC.
  The Plan and Service agreements are between the Fund and AEFA. The TA Agreement is between the Fund and AECSC. The Custodian Agreement ("Custody") is between the Fund and American Express Trust Company. Services under these agreements will continue to be provided after the Agreement is approved, although if shareholders approve the new distribution plan, the services currently provided under the Shareholder Service Agreement ("Service") will be provided under the Plan and Agreement of Distribution ("Plan").

**For this fund, the Custodian Agreement is with U.S. Bank, N.A., a company that is not affiliated with AEFC.

                    TABLE D-8. BROKERAGE COMMISSIONS PAID TO
                 AMERICAN ENTERPRISE INVESTMENT SERVICES INC.*

                             AMOUNT OF       % OF ALL
           FUND             COMMISSIONS     COMMISSIONS
--------------------------  ------------  ---------------
Blue Chip                    $  332,604           7.35%
Cash Management                       0           0.00
Diversified Equity Income        49,994           0.99
Emerging Markets                      0           0.00
Equity Select                   158,346           9.43
Equity Value                      5,643           0.12
Global Balanced                       0           0.00
Global Growth                         0           0.00
Research Opportunities           81,111           7.05
Small Company Index                   0           0.00
Strategy Aggressive               7,404           0.36
Tax-Free Money                        0           0.00
Utilities Income                 22,259           1.04

*A wholly-owned subsidiary of AEFC. These transactions were executed at rates determined to be reasonable and fair as compared to the rates another broker would charge.

              TABLE D-9. DATES RELATING TO APPROVAL OF AGREEMENTS

                              CLASS B
                            DISTRIBUTION           MANAGEMENT AGREEMENT
                               PLAN      ----------------------------------------
                            -----------   DATE LAST      DATE         REASON
                               DATE      APPROVED BY    ENTERED    SUBMITTED TO
           FUND               ADOPTED    SHAREHOLDERS    INTO      SHAREHOLDERS
--------------------------  -----------  ------------  ---------  ---------------
                                                                          Initial
Emerging Markets              11/13/96      11/13/96    11/13/96         approval
                                                                          Initial
Global Balanced               11/13/96      11/13/96    11/13/96         approval
                                                                          Initial
Intermediate Tax-Exempt       11/13/96      11/13/96    11/13/96         approval
                                                                          Initial
Research Opportunities         8/19/96       8/19/96     8/19/96         approval
                                                                          Initial
Small Company Index            8/19/96       8/19/96     8/19/96         approval
All other Retail Funds        3/20/95*        9/9/94     3/20/95        **

 *Excluding Tax-Free Money that does not have a Class B Plan.

**Shareholders approved (1) basing the fee solely on the assets of the Fund, not on the assets of all of the funds in the Group and (2) eliminating provisions regarding administration and accounting services. The Fund and AEFC then entered into a separate Administrative Services Agreement.

                      SECTION E - BOARD MEMBER INFORMATION

This section includes the following information:

- TABLE E-1 shows the compensation paid to Board members by each Fund in its last fiscal year

- TABLE E-2 shows the total number of shares of all the Funds owned by the Board members and the number of shares owned in each individual Fund

                      TABLE E-1. BOARD MEMBER COMPENSATION

BOARD MEMBER:                                                           ATWATER      CHENEY      HUTTER      JONES      SIMPSON
--------------------------------------------------------------------  -----------  -----------  ---------  ---------  -----------
RETAIL FUNDS:
Blue Chip Advantage.................................................   $   1,304    $   1,184   $   1,404  $   1,338   $   1,080
Bond................................................................       3,133        3,123       3,183      3,194       2,972
California Tax-Exempt...............................................         900          756         950        806         630
Cash Management.....................................................       2,800        2,770       2,850      2,845       2,625
Discovery...........................................................       1,400        1,286       1,450      1,361       1,155
Diversified Equity Income...........................................       1,150        1,020       1,200      1,097         893
Emerging Markets....................................................         975          781         950        856         630
Equity Select.......................................................       1,525        1,336       1,450      1,542       1,286
Equity Value........................................................       2,162        2,038       2,212      2,202       1,926
Extra Income........................................................       1,492        1,331       1,492      1,382       1,200
Federal Income......................................................       1,233        1,057       1,233      1,109         929
Global Balanced.....................................................         975          781         950        856         630
Global Bond.........................................................       1,075          887       1,050        962         735
Global Growth.......................................................       1,075          887       1,050        962         735
Growth..............................................................       1,358        1,242       1,408      1,318       1,112
High Yield Tax-Exempt...............................................       2,017        1,858       1,942      2,069       1,808
Insured Tax-Exempt..................................................       1,000          862       1,050        914         736
Intermediate Tax-Exempt.............................................       1,025          806         950      1,007         756
International.......................................................       1,625        1,470       1,600      1,542       1,310

BOARD MEMBER:                                                           WURTELE
--------------------------------------------------------------------  -----------
RETAIL FUNDS:
Blue Chip Advantage.................................................   $   1,429
Bond................................................................       3,283
California Tax-Exempt...............................................       1,050
Cash Management.....................................................       2,950
Discovery...........................................................       1,550
Diversified Equity Income...........................................       1,300
Emerging Markets....................................................       1,025
Equity Select.......................................................       1,700
Equity Value........................................................       2,412
Extra Income........................................................       1,642
Federal Income......................................................       1,383
Global Balanced.....................................................       1,025
Global Bond.........................................................       1,125
Global Growth.......................................................       1,125
Growth..............................................................       1,508
High Yield Tax-Exempt...............................................       2,192
Insured Tax-Exempt..................................................       1,150
Intermediate Tax-Exempt.............................................       1,200
International.......................................................       1,675

BOARD MEMBER:                                                           ATWATER      CHENEY      HUTTER      JONES      SIMPSON
--------------------------------------------------------------------  -----------  -----------  ---------  ---------  -----------
Managed Allocation..................................................   $   1,350    $   1,232   $   1,400  $   1,309   $   1,103
Massachusetts Tax-Exempt............................................         900          756         950        806         630
Michigan Tax-Exempt.................................................         900          756         950        806         630
Minnesota Tax-Exempt................................................         950          809       1,000        860         683
Mutual..............................................................       1,675        1,577       1,725      1,853       1,444
New Dimensions......................................................       3,150        3,140       3,200      3,220       2,995
New York Tax-Exempt.................................................         900          756         950        806         630
Ohio Tax-Exempt.....................................................         900          756         950        806         630
Precious Metals.....................................................       1,001          807       1,051        958         706
Progressive.........................................................       1,100          968       1,150      1,043         840
Research Opportunities..............................................         900          756         950        831         630
Selective...........................................................       1,150          968       1,150      1,018         840
Small Company Index.................................................         968          826       1,068        977         725
Stock...............................................................       1,400        1,286       1,450      1,361       1,155
Strategy Aggressive.................................................       1,759        1,609       1,809      1,766       1,500
Tax-Exempt Bond.....................................................       1,542        1,353       1,467      1,559       1,303
Tax-Free Money......................................................       1,075          806         950      1,058         756
Utilities Income....................................................       1,300        1,180       1,350      1,230       1,050

ANNUITY FUNDS:
Life Aggressive Growth..............................................       2,233        2,169       2,283      2,243       2,029
Life Capital Resource...............................................       3,700        3,720       3,750      3,791       3,564
Life Global Yield...................................................         900          756         950        831         630
Life Growth Dimensions..............................................       1,367        1,251       1,417      1,333       1,125
Life Income Advantage...............................................         967          827       1,017        903         701
Life International Equity...........................................       2,100        2,028       2,150      2,100       1,888
Life Managed........................................................       3,333        3,331       3,383      3,407       3,182
Life Moneyshare.....................................................       1,000          862       1,050        937         735
Life Special Income.................................................       2,000        1,922       2,050      1,994       1,783

BOARD MEMBER:                                                           WURTELE
--------------------------------------------------------------------  -----------
Managed Allocation..................................................   $   1,500
Massachusetts Tax-Exempt............................................       1,050
Michigan Tax-Exempt.................................................       1,050
Minnesota Tax-Exempt................................................       1,100
Mutual..............................................................       1,825
New Dimensions......................................................       3,300
New York Tax-Exempt.................................................       1,050
Ohio Tax-Exempt.....................................................       1,050
Precious Metals.....................................................       1,251
Progressive.........................................................       1,250
Research Opportunities..............................................       1,050
Selective...........................................................       1,300
Small Company Index.................................................       1,093
Stock...............................................................       1,550
Strategy Aggressive.................................................       2,009
Tax-Exempt Bond.....................................................       1,717
Tax-Free Money......................................................       1,292
Utilities Income....................................................       1,450
ANNUITY FUNDS:
Life Aggressive Growth..............................................       2,383
Life Capital Resource...............................................       3,850
Life Global Yield...................................................       1,050
Life Growth Dimensions..............................................       1,517
Life Income Advantage...............................................       1,117
Life International Equity...........................................       2,250
Life Managed........................................................       3,483
Life Moneyshare.....................................................       1,150
Life Special Income.................................................       2,150

                    TABLE E-2. BOARD MEMBER SHARE OWNERSHIP*
                              as of March 1, 1999

ATWATER: All IDS Funds - 102,500 shares; Bond - 42,357 shares; Minnesota Tax-Exempt - 60,143 shares.

CARLSON: New Dimensions - 204 shares.

CHENEY: All IDS Funds - 126,497 shares [30,408 shares]; Blue Chip Advantage - 22,869 shares [5,326 shares]; Cash Management - 278 shares; Extra Income - 14,779 shares [3,993 shares]; Global Bond - 17,666 shares [2,397 shares]; Global Growth - 9,524 shares [2,253 shares]; Growth - 6,955 shares [1,673 shares]; International - 5,252 shares [1,407 shares]; Managed Allocation - 11,422 shares; New Dimensions - 9,513 shares [2,230 shares]; Research Opportunities - 20,220 shares [6,748 shares]; Utilities Income - 8,019 shares [4,381 shares].

DUDLEY: All IDS Funds - 1,097,684 shares [899,248 shares]; Blue Chip Advantage - 29,203 shares [29,570 shares]; Bond - 60,556 shares [10,140 shares]; Cash Management - 3,853 shares [2,111 shares]; Discovery - 31,528 shares; Federal Income - 266,713 shares; Global Bond - 95,706 shares [95,110 shares]; High Yield Tax-Exempt - 159,931 shares [141,837 shares]; International - 75,106 shares [36,043 shares]; New Dimensions - 33,349 shares [15,552 shares]; Strategy Aggressive - [511 shares]; Tax-Free Money - 341,739 shares [568,374 shares].

HUBERS: All IDS Funds - 255,683 shares; Cash Management - 1,935 shares; Global Growth - 11,021 shares; Growth - 12,490 shares; High Yield Tax-Exempt - 3,444 shares; New Dimensions - 9,567 shares; Tax-Free Money - 217,226 shares.

HUTTER: All IDS Funds - 115,050 shares; Growth - 9,512 shares; High Yield Tax-Exempt - 45,086 shares; Minnesota Tax-Exempt - 35,831 shares; New Dimensions
- 24,621 shares.

JONES: All IDS Funds - 117,612 shares [13,287 shares]; Blue Chip Advantage - 5,970 shares; Bond - 44,188 shares [11,958 shares]; Discovery - 1,763 shares; Emerging Markets - 7,417 shares; Extra Income - 15,068 shares; Federal Income - 30,184 shares; Global Bond - 7,583 shares; Growth - 1,262 shares [1,329 shares]; New Dimensions - 1,663 shares; Small Company Index - 2,514 shares.

PEARCE: All IDS Funds - 400,738 shares; Blue Chip Advantage - 25,755 shares; Discovery - 8,989 shares; Extra Income - 50,064 shares; Global

Bond - 1,630 shares; Growth - 8,609 shares; Minnesota Tax-Exempt - 173,403 shares; Mutual - 179 shares; New Dimensions - 10,710 shares; Progressive - 20,156 shares; Tax-Free Money - 101,243 shares.

SIMPSON: All IDS Funds -13,187 shares; Bond - 3,283 shares; Cash Management - 6,740 shares; Extra Income - 1,957 shares; New Dimensions - 1,207 shares.

THOMAS: All IDS Funds - 628,924 shares; Diversified Equity Income - 14,420 shares; Extra Income - 11,637 shares; Global Growth - 10,375 shares; Minnesota Tax-Exempt - 109,653 shares; New Dimensions - 13,401 shares; Progressive - 14,498 shares; Strategy Aggressive - 2,891 shares; Tax-Free Money - 440,647 shares; Utilities Income - 11,402 shares.

WURTELE: Minnesota Tax-Exempt - 193,090 shares.

*Board members and officers as a group owned less than 1% of each Fund's outstanding shares.

Bracketed amounts represent shares owned by family members in which the nominee disclaims ownership, control or voting power.

                                                                     IDS-AEL/ACL

--------------------------------------------------------------------------------
                VOTE TODAY BY MAIL, TOUCH-TONE PHONE,  OR THE INTERNET

           CALL TOLL-FREE: 1-800-597-7014 OR BY ACCESSING WWW.PROXYWEB.COM

--------------------------------------------------------------------------------

SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET

***  CONTROL NUMBER:  999 999 999 999 99 ***  V Please fold and detach card at perforation before mailing V

FUND NAME
PRINTS HERE                                     PROXY/VOTING INSTRUCTION CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES.

The undersigned hereby appoints Arne H. Carlson, Leslie L. Ogg and William R. Pearce, or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on June 16, 1999, and any adjournment thereof.

TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

                                                    ----------------------------
                                                    THE BOARD RECOMMENDS A VOTE
                                                        "FOR" ALL PROPOSALS.
                                                    ----------------------------


                                                 -------------------------------


                                                 -------------------------------
                                                            Signature(s)

                                                 Date_____________, 1999
                                                 Owners please sign as names
                                                 appear at left.  Executors,
                                                 administrators, trustees, etc.,
                                                 should indicate position when
                                                 signing.

--------------------------------------------------------------------------------
     PLEASE REFER TO SECTION A - OVERVIEW (PAGES 3 & 4) OF THE PROXY STATEMENT
              TO DETERMINE WHICH PROPOSALS ARE APPLICABLE TO YOUR FUND.
--------------------------------------------------------------------------------

                PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.
            V PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING V

1. Election of Board members.  (ALL FUNDS)                                      FOR       WITHHOLD       EXCEPTION
   (01) H. Brewster Atwater, Jr. (02) Arne H. Carlson   (03) Lynne V. Cheney    ALL          ALL
   (04) William H. Dudley        (05) David R. Hubers   (06) Heinz F. Hutter    / /          / /           / /  1.
   (07) Anne P. Jones            (08) William R. Pearce (09) Alan K. Simpson
   (10) John R. Thomas           (11) C. Angus Wurtele
   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE
   "EXCEPTION" BOX AND PRINT THE NOMINEE'S NAME ON THIS LINE.________________
                                                                                FOR       AGAINST        ABSTAIN
2. Ratify the selection of independent auditors  (ALL FUNDS)                    / /          / /           / /  2.

3. Change the Fund name from "IDS" to "AXP" (ALL FUNDS)                         / /          / /           / /  3.

4. Approve a new shareholder service and distribution plan                      / /          / /           / /  4.
   (SEE OVERVIEW-PAGES 3 & 4)

5. Approve changes to the Investment Management Services Agreement              / /          / /           / /  5.
   (SEE OVERVIEW-PAGES 3 & 4)

6. Changes to investment policies (SEE OVERVIEW-PAGES 3 & 4)                    FOR       AGAINST        ABSTAIN
   6.1  Prohibited conflict of interest   6.5  Pledging or mortgaging           ALL         ALL            ALL
   6.2  Senior securities                 6.6  Three years operating history    / /          / /           / /  6.
   6.3  Transactions with affiliates      6.7  Exploration programs
   6.4  Other investment companies        6.8  Control or manage

   IF YOU WISH TO VOTE AGAINST OR ABSTAIN ON A PARTICULAR INVESTMENT POLICY CHANGE,
   APPLICABLE TO YOUR FUND, WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE
   BELOW.

   --------------------------------------------------------------------------
                                                                                FOR       AGAINST        ABSTAIN
7. Approve a Subadvisory Agreement (MANAGED ALLOCATION FUND AND STRATEGY        / /          / /           / /  7.
   AGGRESSIVE FUND ONLY)

8. Change the investment objective  (EQUITY SELECT FUND ONLY)                   / /          / /           / /  8.


--------------------------------------------------------------------------------
                VOTE TODAY BY MAIL, TOUCH-TONE PHONE,  OR THE INTERNET

           CALL TOLL-FREE: 1-800-597-7014 OR BY ACCESSING WWW.PROXYWEB.COM

--------------------------------------------------------------------------------

SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET

***  CONTROL NUMBER:  999 999 999 999 99 ***  V Please fold and detach card at perforation before mailing V

FUND NAME
PRINTS HERE                                     PROXY/VOTING INSTRUCTION CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES.

The undersigned hereby appoints Arne H. Carlson, Leslie L. Ogg and William R. Pearce, or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on June 16, 1999, and any adjournment thereof.

TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

                                                    ----------------------------
                                                    THE BOARD RECOMMENDS A VOTE
                                                        "FOR" ALL PROPOSALS.
                                                    ----------------------------


                                                 -------------------------------


                                                 -------------------------------
                                                            Signature(s)

                                                 Date_____________, 1999
                                                 Owners please sign as names
                                                 appear at left.  Executors,
                                                 administrators, trustees, etc.,
                                                 should indicate position when
                                                 signing.

--------------------------------------------------------------------------------
     PLEASE REFER TO SECTION A - OVERVIEW (PAGES 3 & 4) OF THE PROXY STATEMENT
              TO DETERMINE WHICH PROPOSALS ARE APPLICABLE TO YOUR FUND.
--------------------------------------------------------------------------------

                PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.
            V PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING V

1. Election of Board members.  (ALL FUNDS)                                      FOR       WITHHOLD       EXCEPTION
   (01) H. Brewster Atwater, Jr. (02) Arne H. Carlson   (03) Lynne V. Cheney    ALL          ALL
   (04) William H. Dudley        (05) David R. Hubers   (06) Heinz F. Hutter    / /          / /           / /  1.
   (07) Anne P. Jones            (08) William R. Pearce (09) Alan K. Simpson
   (10) John R. Thomas           (11) C. Angus Wurtele
   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE
   "EXCEPTION" BOX AND PRINT THE NOMINEE'S NAME ON THIS LINE.________________
                                                                                FOR       AGAINST        ABSTAIN
2. Ratify the selection of independent auditors  (ALL FUNDS)                    / /          / /           / /  2.

3. Change the Fund name from "IDS" to "AXP" (ALL FUNDS)                         / /          / /           / /  3.

4. NOT APPLICABLE                                                               / /          / /           / /  4.

5. Approve changes to the Investment Management Services Agreement              / /          / /           / /  5.
   (SEE OVERVIEW-PAGES 3 & 4)

6. Changes to investment policies (SEE OVERVIEW-PAGES 3 & 4)                    FOR       AGAINST        ABSTAIN
   6.1  Prohibited conflict of interest   6.5  Pledging or mortgaging           ALL         ALL            ALL
   6.2  Senior securities                 6.6  Three years operating history    / /          / /           / /  6.
   6.3  Transactions with affiliates      6.7  Exploration programs
   6.4  Other investment companies        6.8  Control or manage

   IF YOU WISH TO VOTE AGAINST OR ABSTAIN ON A PARTICULAR INVESTMENT POLICY CHANGE,
   APPLICABLE TO YOUR FUND, WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE
   BELOW.

   --------------------------------------------------------------------------
                                                                                FOR       AGAINST        ABSTAIN
7. Approve a Subadvisory Agreement (MANAGED ALLOCATION FUND AND STRATEGY        / /          / /           / /  7.
   AGGRESSIVE FUND ONLY)

8. Change the investment objective  (EQUITY SELECT FUND ONLY)                   / /          / /           / /  8.


--------------------------------------------------------------------------------
                VOTE TODAY BY MAIL, TOUCH-TONE PHONE,  OR THE INTERNET

           CALL TOLL-FREE: 1-800-597-7014 OR BY ACCESSING WWW.PROXYWEB.COM

--------------------------------------------------------------------------------

SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET

***  CONTROL NUMBER:  999 999 999 999 99 ***  V Please fold and detach card at perforation before mailing V

FUND NAME
PRINTS HERE                                     PROXY/VOTING INSTRUCTION CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES.

The undersigned hereby appoints Arne H. Carlson, Leslie L. Ogg and William R. Pearce, or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on June 16, 1999, and any adjournment thereof.

TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

                                                    ----------------------------
                                                    THE BOARD RECOMMENDS A VOTE
                                                        "FOR" ALL PROPOSALS.
                                                    ----------------------------


                                                 -------------------------------


                                                 -------------------------------
                                                            Signature(s)

                                                 Date_____________, 1999
                                                 Owners please sign as names
                                                 appear at left.  Executors,
                                                 administrators, trustees, etc.,
                                                 should indicate position when
                                                 signing.

--------------------------------------------------------------------------------
     PLEASE REFER TO SECTION A - OVERVIEW (PAGES 3 & 4) OF THE PROXY STATEMENT
              TO DETERMINE WHICH PROPOSALS ARE APPLICABLE TO YOUR FUND.
--------------------------------------------------------------------------------

                PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.
            V PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING V

1. Election of Board members.  (ALL FUNDS)                                      FOR       WITHHOLD       EXCEPTION
   (01) H. Brewster Atwater, Jr. (02) Arne H. Carlson   (03) Lynne V. Cheney    ALL          ALL
   (04) William H. Dudley        (05) David R. Hubers   (06) Heinz F. Hutter    / /          / /           / /  1.
   (07) Anne P. Jones            (08) William R. Pearce (09) Alan K. Simpson
   (10) John R. Thomas           (11) C. Angus Wurtele
   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE
   "EXCEPTION" BOX AND PRINT THE NOMINEE'S NAME ON THIS LINE.________________
                                                                                FOR       AGAINST        ABSTAIN
2. Ratify the selection of independent auditors  (ALL FUNDS)                    / /          / /           / /  2.

3. Change the Fund name from "IDS" to "AXP" (ALL FUNDS)                         / /          / /           / /  3.

4. Approve a new shareholder service and distribution plan                      / /          / /           / /  4.
   (SEE OVERVIEW-PAGES 3 & 4)

5. NOT APPLICABLE                                                               / /          / /           / /  5.

6. Changes to investment policies (SEE OVERVIEW-PAGES 3 & 4)                    FOR       AGAINST        ABSTAIN
   6.1  Prohibited conflict of interest   6.5  Pledging or mortgaging           ALL         ALL            ALL
   6.2  Senior securities                 6.6  Three years operating history    / /          / /           / /  6.
   6.3  Transactions with affiliates      6.7  Exploration programs
   6.4  Other investment companies        6.8  Control or manage

   IF YOU WISH TO VOTE AGAINST OR ABSTAIN ON A PARTICULAR INVESTMENT POLICY CHANGE,
   APPLICABLE TO YOUR FUND, WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE
   BELOW.

   --------------------------------------------------------------------------
                                                                                FOR       AGAINST        ABSTAIN
7. NOT APPLICABLE                                                               / /          / /           / /  7.

8. NOT APPLICABLE                                                               / /          / /           / /  8.


                          PLEASE VOTE YOUR PROXY TODAY

       PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

            CHOOSE THE VOTING METHOD THAT'S MOST CONVENIENT FOR YOU.

1. VOTE BY MAIL: Sign and date your proxy card(s) and return them in the enclosed postage-paid envelope. NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED.

2. VOTE BY PHONE: Dial 1-800-597-7014, enter the CONTROL NUMBER printed on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS TOLL-FREE. If you have received more than one proxy card, you can vote each card during the call. Each card has a different control number.

3. VOTE VIA THE INTERNET: Log on to www.proxyweb.com, enter your CONTROL NUMBER and follow the instructions on the screen. If you received more than one proxy card, you may vote them all during the same session. Each card has a different control number.

                        IF YOU VOTE BY PHONE OR THE INTERNET,
                       PLEASE DO NOT RETURN YOUR PROXY CARD(S).